     As filed with the Securities and Exchange Commission on April 30, 2003
                                                      Registration No. 333-69522
                                                                       811-07971

--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [ ]
     Pre-Effective Amendment No.                               [ ]
     Post-Effective Amendment No. 4   and                      [X]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
     Amendment No.  3                                          [X]

                        (Check appropriate box or boxes)
MetLife Investors Variable Life Account One
     (Exact Name of Registrant)
MetLife Investors Insurance Company
     (Name of Depositor)
     22 Corporate Plaza Drive
     Newport Beach, CA 92660
     (Address of Depositor's Principal Executive Offices)

Name and complete address of agent for service:
     Michael K. Farrell
     MetLife Investors Insurance Company
     22 Corporate Plaza Drive
     Newport Beach, CA 92660
     (800) 989-3752

     Copies to:

     Richard C. Pearson        and       Stephen E. Roth
     Executive Vice President,           Sutherland Asbill & Brennan LLP
     General Counsel and Secretary       1275 Pennsylvania Avenue, N.W.
     MetLife Investors Insurance         Washington, D.C. 20004-2415
     Company                             (202) 383-0100
     22 Corporate Plaza Drive
     Newport Beach, CA 92660
     and
     W. Thomas Conner
     Sutherland Asbill & Brennan LLP
     1275 Pennsylvania Avenue, N.W.
     Washington, D.C. 20004-2415
     (202) 383-0590


     It is proposed that this filing will become effective (check appropriate box)
     [ ] immediately upon filing pursuant to paragraph (b)
     [X] on May 1, 2003 pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(1)
     [ ] on (date) pursuant to paragraph (a) (1) of Rule 485
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment
Flexible Premium Joint and Last Survivor Variable Life Insurance Policy and Flexible Premium Single Variable Life Insurance Policy (Title and amount of securities being registered)

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

             JOINT AND LAST SURVIVOR POLICY AND SINGLE LIFE POLICY

                                   ISSUED BY

                      METLIFE INVESTORS INSURANCE COMPANY

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE

This prospectus describes two variable life insurance policies, the Flexible Premium Joint and Last Survivor Variable Life Insurance Policy (Joint and Last Survivor Policy) and the Flexible Premium Single Variable Life Insurance Policy (Single Life Policy). Our use of the word Policy in this Prospectus refers to both policies except where otherwise noted. WE CURRENTLY ARE NOT OFFERING THE JOINT AND LAST SURVIVOR POLICY.

We have designed the Policy for use in estate and retirement planning and other insurance needs of individuals.
The Policy provides for maximum flexibility by allowing you to vary your premium payments and to change the level of death benefits payable.


You, the policyowner, have a number of investment choices in the Policy. These investment choices include a General Account as well as the following 19 Investment Funds listed below which are offered through our Separate Account. When you purchase a Policy, you bear the complete investment risk. This means that the Cash Value of your Policy may increase and decrease depending upon the investment performance of the Investment Fund(s) you select. The duration of the Policy and, under some circumstances, the death benefit will increase and decrease depending upon investment performance.


MET INVESTORS SERIES TRUST (CLASS A):

      Harris Oakmark International Portfolio



      Janus Aggressive Growth Portfolio
      Lord Abbett Bond Debenture Portfolio
      Lord Abbett Growth and Income Portfolio

      Met/AIM Mid Cap Core Equity Portfolio


      Met/AIM Small Cap Growth Portfolio


      Met/Putnam Research Portfolio

      MFS Research International Portfolio


      Oppenheimer Capital Appreciation Portfolio

      PIMCO Inflation Protected Bond Portfolio

      PIMCO Innovation Portfolio


      PIMCO Money Market Portfolio

      PIMCO Total Return Portfolio


      T. Rowe Price Mid-Cap Growth Portfolio



      Third Avenue Small Cap Value Portfolio

METROPOLITAN SERIES FUND, INC. (CLASS A):
      Davis Venture Value Portfolio
      Harris Oakmark Focused Value Portfolio
      Jennison Growth Portfolio
      MetLife Stock Index Portfolio


THE SEC HAS NOT APPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION THAT IT HAS IS A CRIMINAL OFFENSE.

Please read this prospectus before investing and keep it on file for future reference. It contains important information about the Joint and Last Survivor Policy and the Single Life Policy.

The Policy:

..  is not a bank deposit.
..  is not federally insured.
..  is not endorsed by any bank or government agency.

The Policy is subject to investment risk. You may be subject to loss of principal.

May 1, 2003

  TABLE OF CONTENTS                                                      PAGE

  SUMMARY OF BENEFITS AND RISKS.........................................   4
       Benefits of the Policy...........................................   4
       Risks of the Policy..............................................   5
       Risks of the Investment Funds....................................   7

  FEE TABLES............................................................   7
       Transaction Fees.................................................   8
       Periodic Charges Other Than Investment Fund Operating Expenses...   9
       Annual Investment Fund Operating Expenses........................  13

  THE VARIABLE LIFE INSURANCE POLICY....................................  14
       Who Should Purchase the Policy?..................................  14
       Replacing Existing Insurance.....................................  14
       State Variations.................................................  15

  PURCHASES.............................................................  15
       Application for a Policy.........................................  15
       Premiums.........................................................  15
       Unscheduled Premiums.............................................  15
       Lapse and Grace Period...........................................  16
       Reinstatement....................................................  16
       Allocation of Premium............................................  17
       Cash Value of Your Policy........................................  17
       Method of Determining Cash Value of an Investment Fund...........  17
       Net Investment Factor............................................  18
       Our Right to Reject or Return a Premium Payment..................  18

  THE SEPARATE ACCOUNT AND THE INVESTMENT FUNDS.........................  19
       MetLife Investors and the Separate Account.......................  19
       Substitution and Limitations on Further Investments..............  21
       Voting...........................................................  21
       Transfers........................................................  22
       Dollar Cost Averaging............................................  22
       Portfolio Rebalancing............................................  23
       Approved Asset Allocation Programs...............................  23

  DEATH BENEFIT.........................................................  23
       Change of Death Benefit..........................................  25
       Change in Face Amount............................................  25

  ACCESS TO YOUR MONEY..................................................  26
       Policy Loans.....................................................  26
       Loan Interest Charged............................................  27
       Security.........................................................  27
       Repaying Policy Debt.............................................  27
       Partial Withdrawals..............................................  27
       Pro-Rata Surrender...............................................  28
       Full Surrenders..................................................  29

  OTHER INFORMATION.....................................................  29
       The General Account..............................................  29
       Distribution.....................................................  29
       Suspension of Payments or Transfers..............................  30
       Ownership........................................................  30
       Conversion Rights................................................  31
       Additional Benefits..............................................  31
       Legal Proceedings................................................  32
       Experts..........................................................  33
       Financial Statements.............................................  33
       Restrictions on Financial Transactions...........................  33

  CHARGES...............................................................  33
       Deductions from Each Premium Payment.............................  34
       Monthly Deduction................................................  34
       Charges for Additional Benefit Riders............................  36
       Mortality and Expense Risk Charge................................  36
       Surrender Charge.................................................  36

 TABLE OF CONTENTS                                                        PAGE

      Transaction Charges................................................  37
      Projection of Benefits and Values Charge...........................  37
      Investment Fund Expenses...........................................  38

 FEDERAL TAX STATUS......................................................  38

 SPECIAL TERMS...........................................................  42

SUMMARY OF BENEFITS AND RISKS

This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy in more detail. The Special Terms section at the end of the prospectus defines certain words and phrases used in this prospectus.

BENEFITS OF THE POLICY

DEATH PROCEEDS. The Policy is a contract between you the Owner, and us, an insurance company, under which we provide insurance protection. Upon receipt of satisfactory proof of death of the person insured with respect to the Single Life Policy or, with respect to the Joint and Last Survivor Policy, the death of the Last Insured, we pay death proceeds to your selected Beneficiary. Death proceeds equal the death benefit on the date of death of the Insured (or the Last Insured), plus any additional insurance provided by rider, less any Indebtedness and cost of insurance and any other charges that may be due.

POLICY FLEXIBILITY. The Policy is "flexible" because:

..  the frequency and amount of premiums can vary;

..  you can choose among death benefit options; and

..  you can change the amount of insurance coverage.

CHOICE OF DEATH BENEFIT OPTION. You may choose among three death benefit options: Option A, Option B and Option C. Option A provides a level death benefit equal to the Face Amount of your Policy. Options B and C provide a variable death benefit equal to the Policy's Face Amount plus the Cash Value of the Policy on the Insured's (or Last Insured's) date of death. The death benefits under all three Options are subject to increases required by the Internal Revenue Code of 1986. If your Policy is issued with either Option A or Option B, you may later change your death benefit option, unless your Policy was issued in Florida. A Policy issued with an Option C death benefit may not be changed.

FREE LOOK. You may cancel the Policy within 20 days after you receive it (or whatever period may be required in your state) or the 45th day after you sign your application, whichever period ends later. We will refund all premiums paid (or whatever amount is required in your state).


INVESTMENT CHOICES. You can allocate your Net Premiums and Cash Value to our General Account or among any or all of the nineteen Investment Funds available through the Policy. The Investment Funds available include equity funds, bond funds and a money market fund.


PARTIAL WITHDRAWALS. After the first Policy year, you may make partial withdrawals from the Policy's Cash Surrender Value. Each Policy year you are allowed 12 free partial withdrawals. For each partial withdrawal in excess of 12, we may impose a $25 fee. We reserve the right to limit the number and minimum amount of partial withdrawals you may make in a Policy year. Partial withdrawals may have tax consequences.

TRANSFERS. You may transfer amounts in your Policy from any Investment Fund to another Investment Fund, or to or from the General Account (subject to restrictions). You can make 12 transfers in a Policy year without charge. For each transfer in excess of 12, we may impose a $25 fee. We reserve the right to limit the number and amount of transfers you may make in a Policy year. We offer the following automated transfer privileges:

.. DOLLAR COST AVERAGING. Under the dollar cost averaging program, you may authorize us to make automatic transfers of specified dollar amounts from the PIMCO Money Market Portfolio to other Investment Funds on a monthly basis.


.. PORTFOLIO REBALANCING. Under the portfolio rebalancing program, you may direct us to automatically restore the balance of the Cash Value in the General Account and the Investment Funds to the percentages determined in advance.

LOANS. You may borrow Cash Value from your Policy. The maximum amount you may borrow is the Cash Value of the Policy net of the surrender charge, reduced by monthly deductions and interest charges through the next Policy anniversary, increased by interest to be earned through the next Policy anniversary, less any existing Policy loans. We charge you a maximum annual interest rate of 4.5% on your loan. However, we credit interest at an annual rate of at least 4% on the amount we hold in the Loan Subaccount as security for the loan. Loans may have tax consequences.

PRO-RATA SURRENDERS. After the first Policy year, you may make a Pro-Rata Surrender of the Policy that will reduce the Face Amount and the Cash Value by any whole percentage chosen by you. A Pro-Rata Surrender may have tax consequences.


SURRENDERS. You may make a full surrender of the Policy for its Cash Surrender Value at any time. The Policy's Cash Surrender Value equals the Cash Value reduced by any Policy loan and accrued loan interest and by any applicable surrender charge. A surrender may have tax consequences.


TAX BENEFITS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in the value of your Policy should not be taxable to you. As long as your Policy is not a modified endowment contract (MEC), partial withdrawals and Pro-Rata Surrenders should be non-taxable until you have withdrawn or made a Pro-Rata Surrender of an amount equal to your total investment in the Policy. Death proceeds paid to your beneficiary should be free of Federal income tax.

CONVERSION PRIVILEGE. During the first two Policy years, you have a one-time right to convert the Policy to fixed benefit coverage by irrevocably electing to transfer all of your Cash Value, and to allocate all future premiums, to the General Account. The purpose of the conversion is to provide you with fixed Policy values and benefits. The transfer will not be subject to any transfer charge or transfer limits, if any, and will have no effect on the Policy's death benefit, Face Amount, net amount at risk, rate class or Issue Age.

ADDITIONAL BENEFITS. We offer several riders that provide additional insurance benefits under the Policy, such as the Supplemental Coverage Term Rider, which provides an additional death benefit payable on the death of the Insured(s). We generally deduct any monthly charges for these riders as part of the monthly deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states.


PERSONALIZED ILLUSTRATIONS. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.


RISKS OF THE POLICY

INVESTMENT RISK. If you invest your Policy's Cash Value in one or more Investment Funds, then you will be subject to the risk that investment performance will be unfavorable and that your Cash Value will decrease. In addition, we deduct Policy fees and charges from your Policy's Cash Value, which can significantly reduce your Policy's Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Policy's Cash Value. It is possible to lose your full investment and your Policy could lapse without value unless you pay additional premium. If you allocate Cash Value to the General Account, then we credit such Cash Value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 4%.

SURRENDER AND WITHDRAWAL RISKS. The Policy is designed to provide lifetime insurance protection. The Policy is not offered primarily as an investment and should not be used as a short-term savings vehicle. If you surrender the Policy or let it lapse (terminate without value) within the first 10 Policy years (and, for the Single Life Policy, within the first 10 Policy years following an increase in Face Amount), you will be subject to a surrender charge. You will also be subject to income tax on any gain that is distributed or deemed to be distributed from the Policy.

You will also be subject to a surrender charge if you make a Pro-Rata Surrender, or a partial withdrawal or change in death benefit option resulting in a Face Amount reduction, within the first 10 Policy years (or, for the Single Life Policy, within the first 10 Policy years following an increase in Face Amount).

You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's Cash Value in the near future. Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse, because surrender charges determine the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly lapse).


RISK OF LAPSE. Your Policy may lapse if you have not paid a sufficient amount of premiums or if the investment performance of the Investment Funds is poor. If your Cash Surrender Value is insufficient to pay the monthly deduction, your Policy may enter a 62-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Regardless of your Cash Surrender Value, however, your Policy generally will not lapse: (1) during the first five Policy years, if you pay certain required premium amounts; or (2) if you are protected by the Secondary Guarantee Rider. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.



TAX RISKS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law, although there is some uncertainty regarding the Federal tax treatment of joint and last survivor policies. In addition, if a term rider is added to your Policy, or if your Policy is issued on a substandard basis, there is some risk that the Policy will not be treated as a life insurance contract under Federal tax law, particularly if you pay the full amount of premiums permitted under the Policy. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in receipt of any portion of your Policy's Cash Value until there is an actual distribution from the Policy. Moreover, death benefits payable under the Policy should be excludable from the gross income of the beneficiary. Although the beneficiary should generally not have to pay Federal income tax on the death benefit, other taxes, such as estate taxes, may apply.



Even if your Policy is treated as a life insurance contract for Federal tax purposes, it may become a modified endowment contract, or MEC, due to the payment of excess premiums or unnecessary premiums, due to a material change or due to a reduction in your death benefit. If your policy becomes a MEC, surrenders, partial withdrawals, Pro-Rata Surrenders and loans will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age
59 1/2 at the time of the surrender, partial withdrawal, Pro-Rata Surrender or loan, the amount that is included in income will generally be subject to a 10% penalty tax.


If the Policy is not a MEC, distributions will generally be treated first as a return of basis, or investment in the contract, and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

See "Federal Tax Status." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

LOAN RISKS. A Policy loan, whether or not repaid, will affect the Cash Value of your Policy over time because we subtract the amount of the loan from the Investment Funds and/or the General Account as collateral, and hold it in our Loan Subaccount. This loan collateral does not participate in the investment experience of the Investment Funds or receive any higher current interest rate credited to the General Account.

We also reduce the amount we pay on the Insured's (or Last Insured's, with respect to the Joint and Last Survivor Policy) death by the amount of any Indebtedness. Your Policy may lapse if your Indebtedness reduces the Cash Surrender Value to zero.

If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans, partial withdrawals and Pro-Rata Surrenders you have made exceed the premiums you have paid. Since loans, partial withdrawals and Pro-Rata Surrenders reduce your Policy's cash value, any remaining cash value may be insufficient to pay the income tax due.


LIMITATIONS ON ACCESS TO CASH VALUE. We limit partial withdrawals from Cash Surrender Value to 12 per Policy year and may impose a $25 fee for partial withdrawals in excess of 12 in a Policy year. The maximum amount you may withdraw from an Investment Fund each Policy year is the Policy's Cash Value in that Fund, net of applicable surrender charges and fees. The minimum amount, net of applicable surrender charges and fees, is the lesser of $500 or the Policy's Cash Value in the Investment Fund or the General Account. We reserve the right to limit the number and minimum amount of partial withdrawals in a Policy year.



LIMITATIONS ON TRANSFERS. We limit the number of transfers among the Investment Funds and to and from the General Account to 12 per Policy year and may impose a $25 fee for transfers in excess of 12 in a Policy year. The minimum amount that can be transferred is the lesser of $500 or the total Cash Value in an Investment Fund or the General Account. Transfers from the General Account are subject to additional limitations: the maximum amount you can transfer from the General Account in any Policy year is equal to the greater of 25% of the Policy's Cash Surrender Value in the General Account at the beginning of the year, or the previous Policy year's General Account maximum withdrawal amount, not to exceed the total Cash Surrender Value of the Policy. We reserve the right to restrict the number and amount of transfers you may make in a Policy year. Each Investment Fund may also restrict or refuse certain redemptions or purchases of its shares as a result of certain market timing activities. You should read each Fund's prospectus for more details.


TAX LAW CHANGES. Tax laws, regulations and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

RISKS OF THE INVESTMENT FUNDS

A comprehensive discussion of the risks associated with each of the Investment Funds can be found in the prospectuses for the Investment Funds. THERE IS NO ASSURANCE THAT ANY OF THE INVESTMENT FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

FEE TABLES

The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy or transfers cash value among the Investment Funds and the General Account.


If the amount of a charge varies depending on the Policy Owner's or the insured's individual characteristics (such as age, gender or rate class), the tables below show the minimum and maximum charges we assess under the Policy across the range of all possible individual characteristics, as well as the charges for a specified typical Policy Owner or insured. These charges may not be representative of the charges you will actually pay under the Policy. Your Policy's specifications page will indicate these charges as applicable to your Policy, and more detailed information concerning your charges is available on request from our Service Office. Also, in connection with your purchase of the Policy, we will provide you personalized illustrations of your future benefits under the Policy based on the insured's age and rate class, the death benefit option, Face Amount, planned periodic premiums and riders requested.

TRANSACTION FEES


Charge                     When Charge is Deducted       Current Amount Deducted        Maximum Amount Deductible
-----------------------------------------------------------------------------------------------------------------------
Sales Charge Imposed on    On payment of premium         5% in Policy years 1-10        In Policy year 1, 15% on up
Premiums/1/                                              2% in Policy years 11+         to one Target Premium, 5% in
                                                                                        excess of one Target Premium/2/
                                                                                        5% in Policy years 2-10
                                                                                        2% in Policy years 11+
-----------------------------------------------------------------------------------------------------------------------

Premium Tax Imposed on     On payment of premium         2% in all Policy years         2% in all Policy years
Premiums
-----------------------------------------------------------------------------------------------------------------------

Federal Tax Imposed on     On payment of premium         1.3% in all Policy years       1.3% in all Policy years
Premiums
-----------------------------------------------------------------------------------------------------------------------

Surrender Charge           On surrender, lapse, or Face  45% of one Target              45% of one Target Premium
                           Amount reduction in the       Premium in Policy years 1-5    in Policy years 1-5 (less in
                           first 10 Policy years (and,   (less in other Policy years -- other Policy years -- see
                           with respect to a Face        see footnote)/3/               footnote)/3/
                           Amount increase under the
                           Single Life Policy, in the
                           first 10 Policy years after
                           the increase)
-----------------------------------------------------------------------------------------------------------------------

Transaction Charge for     On transfer of cash value     Not currently charged          $25 for each transfer in excess
Transfers                  among Investment Funds                                       of 12 per Policy year
                           and to and from the General
                           Account
-----------------------------------------------------------------------------------------------------------------------

Transaction Charge for     On partial withdrawal of      Not currently charged          $25 for each partial
Partial Withdrawal         cash value                                                   withdrawal in excess of 12 per
                                                                                        Policy year
-----------------------------------------------------------------------------------------------------------------------

Projection of Benefits and Upon provision of each        $25 per illustration           $25 per illustration
Values Charge              illustration in excess of one
                           per year



/1/ Current and maximum Sales Charges may vary from the amounts shown in this table in certain states.




/2/ Target Premiums vary based on the Insured's age (the Insureds' joint age with respect to the Joint and Last Survivor Policy), sex (except in unisex policies) and risk class.


/3/ Target Premiums vary based on the Insured's age (the Insureds' joint age with respect to the Joint and Last Survivor Policy), sex (except in unisex policies) and risk class. After the fifth Policy year (and, with respect to a Face Amount increase under the Single Life Policy, the fifth Policy year following a Face Amount increase), the Surrender Charge declines on a monthly basis over the remaining five years of the Surrender Charge period until it reaches $0 in the last month of the tenth Policy year (and, with respect to a Face Amount increase under the Single Life Policy, the tenth Policy year following the Face Amount increase). A pro rata portion of the Surrender Charge applies to a Pro-Rata Surrender, a requested Face Amount reduction, as well as to a Face Amount reduction resulting from a partial withdrawal or a change in death benefit option.

The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Investment Fund fees and expenses.

PERIODIC CHARGES OTHER THAN INVESTMENT FUND OPERATING EXPENSES


---------------------------------------------------------------------------------------------------------------
Charge                          When Charge is Deducted Current Amount Deducted    Maximum Amount Deductible
---------------------------------------------------------------------------------------------------------------
Cost of Insurance:/1/

SINGLE LIFE POLICY

  Minimum and                           Monthly         $.02 to $83.33 per $1,000  $.06 to $83.33 per $1,000 of
  Maximum Charge                                        of net amount at risk/2/   net amount at risk/2/

  Charge in the first Policy            Monthly         $.14 per $1,000 of net     $.65 per $1,000 of net
  year for a male insured,                              amount at risk             amount at risk
  issue age 55, in the
  preferred nonsmoker rate
  class with a base Policy
  face amount of $750,000

JOINT AND LAST
SURVIVOR POLICY

  Minimum and                           Monthly         $.00 to $83.33 per $1,000  $.00 to $83.33 per $1,000 of
  Maximum Charge                                        of net amount at risk      net amount at risk

  Charge in the first Policy            Monthly         $.01 per $1,000 of net     $.06 per $1,000 of net
  year for a male and a                                 amount at risk             amount at risk
  female insured, joint issue
  age 70, in the preferred
  nonsmoker rate class with
  a base Policy face amount
  of $450,000
---------------------------------------------------------------------------------------------------------------

Policy Charge                           Monthly         $25 per month in Policy    $25 per month in Policy
                                                        year 1                     year 1
                                                        $6 per month in Policy     $6 per month in Policy
                                                        years 2+                   years 2+
---------------------------------------------------------------------------------------------------------------

Mortality and Expense Risk              Daily           .55% in Policy years 1-10  .55% in Policy years 1-10
Charge (annual rate                                     .25% in Policy years 11-20 .45% in Policy years 11-20
imposed on cash value in                                .05% in Policy years 21+   .35% in Policy years 21+
the Separate Account)
---------------------------------------------------------------------------------------------------------------


/1/ This charge varies based on individual characteristics, including age(s) of the Insured(s), risk class and (except for unisex policies) sex of the Insured(s). The charge shown in the table may not be representative of the charge that a particular Policy Owner would pay. You may obtain more information about the charge for a particular Insured(s) by contacting your registered representative.


/2/ The net amount at risk is the difference between the death benefit (generally discounted at the monthly equivalent of 4% per year) and the Policy's Cash Value.

-----------------------------------------------------------------------------------------------------------------------
Charge                          When Charge is Deducted       Current Amount Deducted     Maximum Amount Deductible
-----------------------------------------------------------------------------------------------------------------------
Selection and Issue
  Expense Charge/1/

SINGLE LIFE POLICY

  Minimum and                   Monthly during the            $.04 to $.65 per $1,000 of  $.04 to $.65 per $1,000 of
  Maximum Charge                first 10 Policy years (and,   base Policy face amount     base Policy and Supplemental
                                with respect to a face                                    Coverage Term Rider face
                                amount increase, during the                               amount
                                first 10 Policy years after
                                the increase)

  Charge for a male             Monthly during the first 10   $.24 per $1,000 of base     $.24 per $1,000 of base
  insured, issue age 55, in     Policy years (and with        Policy face amount          Policy and Supplemental
  the preferred nonsmoker       respect to a face amount                                  Coverage Term Rider face
  rate class with a face        increase, during the first 10                             amount
  amount of $750,000            Policy years after the
                                increase)
JOINT AND LAST
SURVIVOR POLICY

  Minimum and                   Monthly during the first 10   $.06 to $1.01 per $1,000 of $.06 to $1.01 per $1,000 of
  Maximum Charge                Policy years                  base Policy face amount     base Policy face amount
  for the base Policy

  Charge for a male and a       Monthly during the first 10   $.42 per $1,000 of base     $.42 per $1,000 of base
  female insured, joint issue   Policy years                  Policy face amount          Policy face amount
  age 70, in the preferred
  nonsmoker rate class with
  a base Policy face amount
  of $450,000

  Minimum and                   Monthly during the first 10   $.03 to $.28 per $1,000 of  $.03 to $.28 per $1,000 of
  Maximum Charge for            Policy years                  rider face amount           rider face amount
  the Supplemental
  Coverage Term Rider

  Charge for a male and a       Monthly during the first 10   $.06 per $1,000 of rider    $.06 per $1,000 of rider face
  female insured, joint issue   Policy years                  face amount                 amount
  age 70, in the preferred
  nonsmoker rate class with
  a rider face amount of
  $450,000
-----------------------------------------------------------------------------------------------------------------------

Net Loan Interest Charge        Yearly                        .50% of loan collateral/2/  .50% of loan collateral/2/
-----------------------------------------------------------------------------------------------------------------------


/1/ This charge varies based on individual characteristics, including age(s) of the Insured(s), risk class and (except for unisex policies) sex of the Insured(s). The charge shown in the table may not be representative of the charge that a particular Policy Owner would pay. You may obtain more information about the charge for a particular Insured(s) by contacting your registered representative.


/2/ The interest charge on Policy loans is 4.50% in Policy years 1-10, 4.25% in Policy years 11-20 and 4.15% in Policy year 21 and thereafter. The Cash Value amount we transfer to the Loan Account as security for the loan will accrue interest daily at an annual earnings rate of 4%.

 Charges for Riders:


---------------------------------------------------------------------------------------------------------------------
Charge                         When Charge is Deducted       Current Amount Deducted     Maximum Amount Deductible
---------------------------------------------------------------------------------------------------------------------
Supplemental Coverage
Term Rider/1/

SINGLE LIFE POLICY

  Minimum and                  Monthly                       $.02 to $83.33 per $1,000   $.06 to $83.33 per $1,000 of
  Maximum Charge                                             of net amount at risk       net amount at risk

  Charge in the first          Monthly                       $.06 per $1,000 of net      $.19 per $1,000 of net
  Policy year for a male                                     amount at risk              amount at risk
  insured, issue age 40, in
  the preferred nonsmoker
  rate class with a rider
  face amount of $750,000

  Selection and Issue          Monthly                       Not currently charged       See preceding table
  Expense Charge

JOINT AND LAST SURVIVOR
POLICY

  Minimum and                  Monthly                       $.00 to $83.33 per $1,000   $.00 to $83.33 per $1,000 of
  Maximum Charge                                             of net amount at risk       net amount at risk

  Charge in the first          Monthly                       $.01 per $1,000 of net      $.06 per $1,000 of net
  Policy year for a male                                     amount at risk              amount at risk
  and a female insured,
  joint issue age 70, in the
  preferred nonsmoker rate
  class with a rider face
  amount of $450,000

  Selection and Issue          Monthly                       See preceding table         See preceding table
  Expense Charge
---------------------------------------------------------------------------------------------------------------------

Lifetime Coverage Rider        Monthly, beginning at the     $.76 per $1,000             $.76 per $1,000
                               Insured's age 80 (the         of net amount at risk       of net amount at risk
                               younger Insured's age 80
                               with respect to the Joint and
                               Last Survivor Policy)
---------------------------------------------------------------------------------------------------------------------

Secondary Guarantee            Monthly                       $.02 per $1,000 of net      $.02 per $1,000 of net
Rider                                                        amount at risk              amount at risk
---------------------------------------------------------------------------------------------------------------------

Waiver of Specified
Premium Rider/1/

  Minimum and                  Monthly                       $1.30 to $14.50 per $100 of $1.30 to $14.50 per $100 of
  Maximum Charge                                             Specified Premium           Specified Premium

  Charge in the first Policy   Monthly                       $7.00 per $100 of Specified $7.00 per $100 of Specified
  year for a male insured,                                   Premium                     Premium
  issue age 55, in the
  preferred nonsmoker rate
  class

  Charge in the first Policy   Monthly                       N/A                         N/A
  year for a male insured
  and a female insured,
  joint issue age 70, in the
  preferred nonsmoker rate
  class
---------------------------------------------------------------------------------------------------------------------



/1/ The charge for this rider varies based on individual characteristics, such as age(s) of the Insured(s), risk class and (except for unisex policies) sex of the Insured(s). The charge shown in the table may not be representative of the charge that a particular Policy Owner would pay. You may obtain more information about the rider charge for a particular Insured(s) by contacting your registered representative.

Additional Riders -- Single Life Policy


--------------------------------------------------------------------------------------------------------------
Charge                         When Charge is Deducted Current Amount Deducted     Maximum Amount Deductible
--------------------------------------------------------------------------------------------------------------

Guaranteed Survivor
Purchase Option Rider/1/

  Minimum and                          Monthly         $.02 to $9.27 per $1,000 of $.02 to $9.27 per $1,000 of
  Maximum Charge                                       option amount               option amount

  Charge for a male insured,           Monthly         $.11 per $1,000 of option   $.11 per $1,000 of option
  issue age 55, in the                                 amount                      amount
  preferred nonsmoker rate
  class
--------------------------------------------------------------------------------------------------------------

Waiver of Monthly
Deduction Rider/1/

  Minimum and                          Monthly         $3.00 to $38.00 per $100 of $3.00 to $38.00 per $100 of
  Maximum Charge                                       monthly deduction           monthly deduction

  Charge in the first Policy           Monthly         $18.50 per $100 of monthly  $18.50 per $100 of monthly
  year for a male                                      deduction                   deduction
  insured, issue age 55, in
  the preferred nonsmoker
  rate class
--------------------------------------------------------------------------------------------------------------


Additional Riders -- Joint and Last Survivor Policy


--------------------------------------------------------------------------------------------------------------
Charge                       When Charge is Deducted Current Amount Deducted     Maximum Amount Deductible
--------------------------------------------------------------------------------------------------------------
Estate Preservation Term
Rider/1/

  Minimum and                        Monthly         $.02 to $1.23 per $1,000 of $.02 to $83.33 per $1,000 of
  Maximum Charge                                     rider face amount           rider face amount

  Charge for a male and              Monthly         $.05 per $1,000 of rider    $.06 per $1,000 of rider face
  a female insured, joint                            face amount                 amount
  issue age 70, in the
  preferred nonsmoker rate
  class with a rider face
  amount of $450,000
--------------------------------------------------------------------------------------------------------------


/1/ The charge for this rider varies based on individual characteristics, such as age(s) of the Insured(s), risk class and (except for unisex policies) sex of the Insured(s). The charge shown in the table may not be representative of the charge that a particular Policy Owner would pay. You may obtain more information about the rider charge for a particular Insured(s) by contacting your registered representative.

ANNUAL INVESTMENT FUND OPERATING EXPENSES


The next table describes the Investment Fund fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Investment Funds for the fiscal year ended December 31, 2002, before and after any contractual fee waivers and expense reimbursements. Expenses of the Investment Funds may be higher or lower in the future. More detail concerning each Investment Fund's fees and expenses is contained in the table that follows and in the prospectus for each Investment Fund.



                                                                     Minimum Maximum
------------------------------------------------------------------------------------
Total Annual Investment Fund Operating Expenses
  (expenses that are deducted from Investment Fund assets, including
  management fees and other expenses)...............................   .31%   2.49%
Net Total Annual Investment Fund Operating Expenses
  (net of any contractual fee waivers and expense reimbursements)*..   .31%   1.20%
------------------------------------------------------------------------------------


       * The range of Net Total Annual Investment Fund Operating Expenses takes into account contractual arrangements for certain Investment Funds that require the investment adviser to reimburse or waive Investment Fund operating expenses until April 30, 2004, as described in more detail below.


INVESTMENT FUND EXPENSES


Annual Fund Operating Expenses for the period ending December 31, 2002 (as a percentage of average net assets), before and after any fee waivers and expense reimbursements, were as follows:



                                                                                                      Net
                                                                       Gross Total Fee Waivers and   Total
                                                            Other Fund   Annual        Expense       Annual
                                            Management Fees  Expenses   Expenses   Reimbursements   Expenses
---------------------------------------------------------------------------------------------------------------
MET INVESTORS SERIES TRUST (CLASS A)
 Harris Oakmark International Portfolio           .85%         1.64%      2.49%         1.29%        1.20%/1,2/
 Janus Aggressive Growth Portfolio                .80%          .62%      1.42%          .52%         .90%/1,2/
 Lord Abbett Bond Debenture Portfolio             .60%          .17%       .77%          .02%         .75%/2/
 Lord Abbett Growth and Income Portfolio          .58%          .09%       .67%          .00%         .67%/1/
 Met/AIM Mid Cap Core Equity Portfolio            .75%          .89%      1.64%          .69%         .95%/1,2/
 Met/AIM Small Cap Growth Portfolio               .90%         1.20%      2.10%         1.05%        1.05%/1,2/
 Met/Putnam Research Portfolio                    .80%          .33%      1.13%          .23%         .90%/1,2/
 MFS Research International Portfolio             .80%         1.06%      1.86%          .76%        1.10%/2/
 Oppenheimer Capital Appreciation Portfolio       .65%          .34%       .99%          .24%         .75%/2/
 PIMCO Inflation Protected Bond Portfolio         .50%          .35%       .85%          .15%         .70%/2/
 PIMCO Innovation Portfolio                       .95%          .78%      1.73%          .63%        1.10%/1,2/
 PIMCO Money Market Portfolio                      40%          .36%       .76%          .00%         .76%
 PIMCO Total Return Portfolio                     .50%          .15%       .65%          .00%         .65%
 T. Rowe Price Mid-Cap Growth Portfolio           .75%          .45%      1.20%          .25%         .95%/1,2/
 Third Avenue Small Cap Value Portfolio           .75%         1.32%      2.07%         1.07%        1.00%/2/
---------------------------------------------------------------------------------------------------------------
METROPOLITAN SERIES FUND, INC. (CLASS A)
 Davis Venture Value Portfolio                    .75%          .05%       .80%          .00%         .80%/3/
 Harris Oakmark Focused Value Portfolio           .75%          .07%       .82%          .00%         .82%
 Jennison Growth Portfolio                        .68%          .06%       .74%          .00%         .74%/3/
 MetLife Stock Index Portfolio                    .25%          .06%       .31%          .00%         .31%
---------------------------------------------------------------------------------------------------------------

/1/ Net Total Annual Expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, Net Total Annual Expenses would have been: 1.18% for the Harris Oakmark International Portfolio; .82% for the Janus Aggressive Growth Portfolio; .65% for the Lord Abbett Growth and Income Portfolio; .91% for the Met/AIM Mid Cap Core Equity Portfolio; 1.03% for the Met/AIM Small Cap Growth Portfolio; .83% for the Met/Putnam Research Portfolio; 1.04% for the PIMCO Innovation Portfolio; and .88% for the T. Rowe Price Mid-Cap Growth Portfolio.


/2/ Met Investors Advisory LLC ("Met Investors Advisory") and Met Investors Series Trust have entered into an Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that Net Total Annual Expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) will not exceed, at any time prior to April 30, 2004, the percentages shown in the table. Under certain circumstances, any fees waived or expenses reimbursed by Met Investors Advisory may, with the approval of the Trust's Board of Trustees, be repaid to Met Investors Advisory. Net Total Annual Expenses for the Harris Oakmark International Portfolio, the Janus Aggressive Growth Portfolio, the Lord Abbett Bond Debenture Portfolio, the Met/Putnam Research Portfolio, the MFS Research International Portfolio, the Met/AIM Mid Cap Core Equity Portfolio, the T. Rowe Price Mid-Cap Growth Portfolio and the Third Avenue Small Cap Value Portfolio have been restated to reflect the terms of the Expense Limitation Agreement. Expenses for the PIMCO Inflation Protected Bond Portfolio are annualized estimates for the year ending December 31, 2003, based on the Portfolio's May 1, 2003 start date.


/3/ Net Total Annual Expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, Net Total Annual Expenses would have been: .78% for the Davis Venture Value Portfolio and .68% for the Jennison Growth Portfolio.


   For information concerning compensation paid for the sale of the Policies, see "Distribution."

THE VARIABLE LIFE INSURANCE POLICY

The Policy provides for life insurance coverage on the Insured(s). It has a Cash Value, a death benefit, surrender rights, loan privileges and other characteristics associated with traditional and universal life insurance. However, since the Policy is a variable life insurance Policy, the value of your Policy will increase or decrease depending upon the investment experience of the Investment Funds you choose. The duration or amount of the death benefit may also vary based on the investment performance of the underlying Investment Funds. To the extent you select any of the Investment Funds, you bear the investment risk. If your Cash Value less any loans, loan interest accrued, unpaid selection and issue charge due for the remainder of the first Policy year, and surrender charges and any partial withdrawal fee is insufficient to pay the monthly deductions, the Policy may terminate.

WHO SHOULD PURCHASE THE POLICY?

The Policy is designed for individuals and businesses that have a need for death protection but who also desire to potentially increase the values in their policies through investment in the Investment Funds. The Policy offers the following to individuals:

..  create or conserve one's estate;

..  supplement retirement income; and

..  access to funds through loans and surrenders.

REPLACING EXISTING INSURANCE

If you currently own a variable life insurance policy on the life of (one of) the Insured(s), you should consider whether the purchase of the Policy is appropriate.

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. The Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure any exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

STATE VARIATIONS

Any state variations in the Policy are covered in a special policy form for use in that state. This prospectus provides a general description of the Policy. Your actual policy and any endorsements or riders are the controlling documents. If you would like to review a copy of your policy and its endorsements and riders, if any, contact our Service Office.

PURCHASES

APPLICATION FOR A POLICY


In order to purchase a Policy, you must submit an application to us that requests information about (both of) the proposed Insured(s). In some cases, we will ask for additional information. We may request that the proposed Insured(s) provide us with medical records or a physician's statement, or submit to a complete paramedical examination.


PREMIUMS

Before coverage begins under a Policy, the application and the premium must be in good order as determined by our administrative rules. You may receive a copy of a Policy before that time for examination but there will be no coverage. The minimum initial premium we accept is computed for you based on the Face Amount you request. Insurance coverage begins under a Policy as of the Issue Date. Policy Anniversaries, Policy years and Policy months are measured from the Issue Date.

The Policy is designed for the payment of subsequent premiums after payment of the initial premium. You can establish planned annual premiums. Each premium after the initial premium must be at least $10. All premiums must be paid at our Service Office. The Policy is not designed for professional market timing organizations, other entities, or persons using programmed, large, or frequent transfers.

If you establish a schedule of planned premiums, we will send you billing notices for these premium payments. A failure to pay such a premium payment will not itself cause the Policy to lapse. However, at the end of the first Policy year, your total premium payments must be greater than or equal to the minimum initial annual premium amount as shown on the specifications page of your Policy.

UNSCHEDULED PREMIUMS

You can make additional unscheduled premium payments at any time while the Policy is in force. However, in order to preserve the favorable tax status of the Policy, we may limit the amount of the premiums and may return any premiums that exceed the limits stated under the Internal Revenue Code.

If MetLife Investors receives a premium payment which would cause the death benefit to increase by an amount that exceeds the Net Premium portion of the payment, then MetLife Investors reserves the right to:

(1) refuse that premium payment, or

(2) require additional evidence of insurability before it accepts the premium.

Premiums can not be paid after the Insured attains age 100 with respect to the Single Life Policy, or after the younger Insured attains age 100 with respect to the Joint and Last Survivor Policy.

LAPSE AND GRACE PERIOD

During the first 5 Policy years, your Policy will not lapse even if the Cash Surrender Value of your Policy is insufficient to pay for the monthly deductions when:

.. the sum of all premiums paid on the Policy (reduced by any partial withdrawals and any outstanding loan balance) is at least equal to the sum of the No Lapse Monthly Premiums for the elapsed months since the Issue Date.

The No Lapse Monthly Premium is one twelfth of the No Lapse Annual Premium, which can be found on the specifications page of your Policy. The No Lapse Monthly Premium may be modified if you change your Face Amount, make a change in the premium class of the Insured(s) within 5 years of the Issue Date, or if there is an addition or deletion of a rider.


After the first 5 Policy years, lapse will occur if:


..  the Cash Surrender Value is not sufficient to cover the monthly deduction;
   and

..  a grace period expires without a sufficient premium payment.

When a Policy is about to terminate, the Policy provides a grace period in order for you to make a premium payment or a loan repayment to keep your Policy in force. The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value is insufficient to meet the next monthly deduction. We will notify you and any assignee of record of the amount of additional premium that must be paid to keep the Policy from terminating. If we do not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value. If your Policy was issued in Florida, the Grace Period provisions may be different. Please refer to your Policy.

Even if you pay the No Lapse Premium throughout the No Lapse Period, the Cash Surrender Value at the end of the No Lapse Period may be insufficient to keep the Policy in force unless an additional premium payment is made at that time. The additional premium required may be significantly higher than the No Lapse Premium. If you pay only the No Lapse Premium, you may be foregoing the advantage of potentially building up a significant Cash Value.

If the Insured with respect to the Single Life Policy (or Last Insured with respect to the Joint and Last Survivor Policy) dies during the grace period, any overdue monthly deductions will be deducted from the death benefit otherwise payable.

REINSTATEMENT

If your Policy terminated at the end of a grace period, you can request that we reinstate it (restore your insurance coverage) anytime within 5 years after its termination. To reinstate your Policy you must:

..  submit a written request for reinstatement;

.. submit proof satisfactory to us that the Insured is still insurable with respect to the Single Life Policy (or that both of the Insureds are still insurable with respect to the Joint and Last Survivor Policy) at the risk class that applies for the latest Face Amount portion then in effect (with respect to the Joint and Last Survivor Policy, if only one Insured is alive on the date the Policy lapsed, you need only submit proof for the living Insured);

.. pay a Net Premium large enough to cover the monthly deductions that were due at the time of lapse and 2 times the monthly deduction due at the time of reinstatement; and

.. pay an amount large enough to cover any loan interest due and unpaid at the time of lapse.

The reinstatement date is the date we approve the application for reinstatement. The Cash Value of your Policy on the reinstatement date is equal to:

..  the amount of any Policy loan reinstated;

.. increased by the Net Premiums paid at reinstatement, any Policy loan paid at the time of reinstatement, and the amount of any surrender charge paid at the time of lapse;

.. decreased by any monthly deductions and loan interest due and unpaid at the time of lapse.

Upon reinstatement:


..  The Surrender Charge at the time of reinstatement will be the Surrender
   Charge in effect at the time of lapse. If only a portion of the coverage is reinstated then only the applicable portion of the Surrender Charge will be reinstated, and the Cash Value following reinstatement will be increased by the applicable portion of the Surrender Charge imposed at the time of lapse.

.. Following reinstatement, the No Lapse Period provision will again be applicable for 5 Policy years if sufficient premium is paid so that, as of the effective date of reinstatement, the sum of all premiums paid (reduced by any partial withdrawals and any outstanding loans), is greater than the No Lapse Monthly Premiums multiplied by the number of elapsed months since the Issue Date.

The Policy may not be reinstated if it has been surrendered or if the Insured, with respect to the Single Life Policy, or an Insured who was living at the time of lapse with respect to the Joint and Last Survivor Policy, dies before the reinstatement date. If a Policy is to be reinstated, it must be done prior to the Insured's (with respect to the Single Life Policy), or the younger Insured's (with respect to the Joint and Last Survivor Policy), Attained Age
100. There will be a full monthly deduction for the Policy month which includes the reinstatement date.

ALLOCATION OF PREMIUM

When we receive a premium from you, we deduct:

..  a Tax Charge for premium taxes and Federal taxes; and

..  a Sales Charge.

The premium less these charges is referred to as the Net Premium. Your Net Premium is allocated to the General Account or one or more of the Investment Funds, as selected by you.

When we issue you a Policy, we automatically allocate your initial Net Premium (and any other Net Premium received during the free look period) to the PIMCO Money Market Portfolio. Once the free look period expires, the Cash Value of your Policy is allocated to the General Account and/or the Investment Funds in accordance with your selections requested in the application. For any chosen allocation, the percentages must be in whole numbers and currently, our practice is to require that a minimum percentage of 1% of Net Premium be allocated. This allocation is not subject to the transfer fee provision.

CASH VALUE OF YOUR POLICY

The Cash Value equals the sum of the amounts in the General Account, the Investment Funds you have selected, and the Loan Account.

Please see your Policy for information regarding the method we use to determine the Cash Value of premium allocated to the General Account.

METHOD OF DETERMINING CASH VALUE OF AN INVESTMENT FUND

The value of your Policy will go up or down depending upon the investment performance of the Investment Fund(s) you choose and the charges and deductions made against your Policy.

The Cash Value of the Investment Funds is determined for each Valuation Period. When we apply your initial premium to an Investment Fund on the Investment Start Date, the Cash Value equals the Net Premium allocated to the Investment Fund, minus the monthly deduction(s) due from the Issue Date through the Investment Start Date. Thereafter, on each Valuation Date, the Cash Value in an Investment Fund will equal:

(1) The Cash Value in the Investment Fund on the preceding Valuation Date, multiplied by the Investment Fund's Net Investment Factor (defined below) for the current Valuation Period; plus

(2) Any Net Premium payments received during the current Valuation Period which are allocated to the Investment Fund; plus

(3) Any loan repayments allocated to the Investment Fund during the current Valuation Period; plus

(4) Any amounts transferred to the Investment Fund from the General Account or from another Investment Fund during the current Valuation Period; plus

(5) That portion of the interest credited on outstanding loans which is allocated to the Investment Fund during the current Valuation Period; minus

(6) Any amounts transferred plus any transfer charges from the Investment Fund to the General Account, Loan Account, or to another Investment Fund during the current Valuation Period (including any transfer charges); minus

(7) Any partial withdrawals from the Investment Fund during the current Valuation Period; minus

(8) Any withdrawal due to a pro-rata surrender from the Investment Fund during the current Valuation Period; minus

(9) Any withdrawal transaction charge or surrender charges incurred during the current Valuation Period attributed to the Investment Fund in connection with a partial withdrawal or pro-rata surrender; minus

(10)If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Investment Fund during the current Valuation Period to cover the Policy month which starts during that Valuation Period.

NET INVESTMENT FACTOR

The Net Investment Factor measures the investment performance of an Investment Fund during a Valuation Period. The Net Investment Factor for each Investment Fund for a Valuation Period is calculated as follows:

(1) The value of the assets at the end of the preceding Valuation Period; plus

(2) The investment income and capital gains, realized or unrealized, credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

(3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

(4) Any amount charged against each Investment Fund for taxes, including any tax or other economic burden resulting from the application of the tax laws determined by us to be properly attributable to the Investment Funds, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Investment Fund; minus

(5) The mortality and expense risk charge equal to a percentage of the average net assets for each day in the Valuation Period (see "Charges"); divided by

(6) The value of the assets at the end of the preceding Valuation Period.

OUR RIGHT TO REJECT OR RETURN A PREMIUM PAYMENT

In order to receive the tax treatment for life insurance under the Internal Revenue Code (Code), a Policy must initially qualify and continue to qualify as life insurance under the Code. To maintain this qualification, we have reserved the right under the Policy to return any premiums paid which we have determined will cause the Policy to fail as life insurance. We also have the right to make changes in the Policy or to make a distribution to the extent we determine this is necessary to continue to qualify the Policy as life insurance. Such distributions may have current income tax consequences to you.

If subsequent premiums will cause your Policy to become a Modified Endowment Contract (MEC) we will contact you prior to applying the premium to your Policy. If you elect to have the premium applied, we require that you acknowledge in writing that you understand the tax consequences of a MEC before we will apply the premiums. (See "Federal Tax Status" for further discussion of the Policy's qualification as a life insurance contract under the Code and the consequences of being a MEC.) If mandated under other applicable federal or state law, we also may be required to return a premium payment.

THE SEPARATE ACCOUNT AND THE INVESTMENT FUNDS

METLIFE INVESTORS AND THE SEPARATE ACCOUNT

MetLife Investors Insurance Company (MetLife Investors or the Company), is an indirect, wholly-owned subsidiary of Metropolitan Life Insurance Company, whose principal office is located at One Madison Avenue, New York, New York 10010. We are located at 22 Corporate Plaza Drive, Newport Beach, California 92660. We established MetLife Investors Variable Life Account One (the Separate Account) to hold certain assets that underlie the Policies. The assets of the Separate Account are held in our name on behalf of the Separate Account and are not chargeable with liabilities arising out of any other business we may conduct. All income, gains, and losses (realized or unrealized) resulting from those assets are credited to or against the Separate Account without regard to our other income, gains and losses. We are obligated to pay all benefits under the Policies.


There are currently 19 Investment Funds available in connection with the Policy we are offering here. The Investment Funds are offered through two open-end, diversified management investment companies: (1) Met Investors Series Trust and
(2) Metropolitan Series Fund, Inc.


PURCHASERS SHOULD READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING. COPIES OF THE PROSPECTUSES FOR THE INVESTMENT FUNDS WILL ACCOMPANY OR PRECEDE THE DELIVERY OF YOUR POLICY. YOU CAN OBTAIN COPIES OF THE FUND PROSPECTUSES BY CALLING OR WRITING TO US AT: METLIFE INVESTORS INSURANCE COMPANY, SERVICE OFFICE, P.O. BOX 355, WARWICK, RI 02887-0355, (877) 357-4419. CERTAIN
PORTFOLIOS CONTAINED IN THE FUND PROSPECTUSES MAY NOT BE AVAILABLE WITH YOUR POLICY.

The investment objectives and policies of certain of the Investment Funds are similar to the investment objectives and policies of other mutual funds that certain of the same investment advisers manage. Although the objectives and policies may be similar, the investment results of the Investment Funds may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the Investment Funds have the same investment advisers.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Met Investors Advisory LLC (Met Investors Advisory), an affiliate of MetLife Investors, is the investment manager of the Met Investors Series Trust. MetLife Advisers, LLC (MetLife Advisers), an affiliate of MetLife Investors, is the investment adviser to the Metropolitan Series Fund, Inc. Met Investors Advisory and MetLife Advisers have each engaged sub-advisers to provide investment advice and make day-to-day investment decisions for the individual portfolios. The sub-adviser and investment objective of each of the Investment Funds available under the Policy are as follows:

MET INVESTORS SERIES TRUST                   ADVISER: MET INVESTORS ADVISORY LLC


Investment Fund                            Sub-Adviser             Investment Objective
---------------------------------------------------------------------------------------------------------------

Harris Oakmark International Portfolio     Harris Associates L.P.  Long-term growth of capital.

Janus Aggressive Growth Portfolio          Janus Capital           Long-term growth of capital.
                                           Management LLC

Lord Abbett Bond Debenture Portfolio       Lord, Abbett & Co.      High current income and the opportunity for
                                                                   capital appreciation to produce a high total
                                                                   return.

Lord Abbett Growth and Income Portfolio    Lord, Abbett & Co.      Long-term growth of capital and income
                                                                   without excessive fluctuations in market
                                                                   value.

Met/AIM Mid Cap Core Equity Portfolio      AIM Capital             Long-term growth of capital.
                                           Management, Inc.

Met/AIM Small Cap Growth Portfolio         AIM Capital             Long-term growth of capital.
                                           Management, Inc.

Met/Putnam Research Portfolio              Putnam Investment       Capital appreciation.
                                           Management, LLC

MFS Research International Portfolio       Massachusetts Financial Capital appreciation.
                                           Services Company

Oppenheimer Capital Appreciation Portfolio OppenheimerFunds, Inc.  Capital appreciation.

PIMCO Inflation Protected Bond Portfolio   Pacific Investment      To provide maximum real return, consistent
                                           Management Company      with preservation of capital and prudent
                                           LLC                     investment management.

PIMCO Innovation Portfolio                 PIMCO Equity Advisors   Capital appreciation; no consideration is
                                                                   given to income.

PIMCO Money Market Portfolio               Pacific Investment      Maximum current income, consistent with
                                           Management Company      preservation of capital and daily liquidity.
                                           LLC

PIMCO Total Return Portfolio               Pacific Investment      Maximum total return, consistent with the
                                           Management Company      preservation of capital and prudent
                                           LLC                     investment management.

T. Rowe Price Mid Cap Growth Portfolio     T. Rowe Price           To provide long-term growth of capital.
                                           Associates, Inc.

Third Avenue Small Cap Value Portfolio     EQSF Advisers, Inc.     Long-term capital appreciation.

METROPOLITAN SERIES FUND, INC.                                              ADVISER: METLIFE ADVISERS, LLC

Investment Fund                        Sub-Adviser              Investment Objective
----------------------------------------------------------------------------------------------------------

Davis Venture Value Portfolio          Davis Selected Advisers, Growth of capital.
                                       L.P.

Harris Oakmark Focused Value Portfolio Harris Associates L.P.   Long-term capital appreciation.

Jennison Growth Portfolio              Jennison Associates LLC  Long-term growth of capital.

MetLife Stock Index Portfolio          Metropolitan Life        To equal the performance of the Standard &
                                       Insurance Company        Poor's 500 Composite Stock Price Index
                                                                ("S&P 500 Index").
----------------------------------------------------------------------------------------------------------


Shares of the Investment Funds may be offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated with us. Certain Investment Funds may also be sold directly to qualified plans. The Funds believe that offering their shares in this manner will not be disadvantageous to you.

We (or our affiliates) may enter into certain arrangements under which we are reimbursed by the Investment Funds' advisers, distributors and/or affiliates for the administrative, distribution and other services which we provide to the Funds. The amount of these reimbursements (which may include the payment of 12b-1 fees) is based upon a percentage of the assets of the Investment Fund attributable to the Policy and other contracts issued by us. Some advisers, distributors, and/or affiliates may pay us more than others, and the amount we receive may be significant. These advisers, distributors, and/or affiliates may be our affiliates.

SUBSTITUTION AND LIMITATIONS ON FURTHER INVESTMENTS

We may, without your consent, add additional Investment Funds that may have different fees and expenses. You may be permitted to allocate additional premium payments and/or transfer Cash Value to the additional Investment Fund(s). However, the right to make any allocation or transfer will be limited by any terms and conditions in effect at the time of the allocation or transfer.

We may, without your consent, substitute one or more of the Investment Funds you have selected with another Investment Fund that may have different fees and expenses. We will not do this without any necessary approval of the Securities and Exchange Commission. We may also, without your consent, limit further investment in an Investment Fund.

In addition, we may decide to operate the Separate Account as a management company under the Investment Company Act of 1940, deregister the Separate Account under that Act in the event registration is no longer required, combine the Separate Account with other separate accounts, or transfer Separate Account assets to other separate accounts.

VOTING

In accordance with our view of present applicable law, we will vote the shares of the Investment Funds at special meetings of shareholders in accordance with instructions received from Owners having a voting interest. We will vote shares for which we have not received instructions in the same proportion as we vote shares for which we have received instructions. We will vote shares we own in the same proportion as we vote shares for which we have received instructions. The Funds do not hold regular meetings of shareholders.

If the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Funds in our own right, we may elect to do so.

The voting interests of an Owner in the Funds will be determined as follows:
Owners may cast one vote for each $100 of Account Value of a Policy which is allocated to an Investment Fund on the record date. Fractional votes are counted.

The number of shares which a person has a right to vote will be determined as of the date to be chosen by us not more than sixty (60) days prior to the meeting of the Fund. Voting instructions will be solicited by written communication at least fourteen (14) days prior to such meeting.

Each Owner having such a voting interest will receive periodic reports relating to the Investment Funds in which he or she has an interest, proxy material and a form with which to give such voting instructions.

TRANSFERS

At your request to our Service Office, we will transfer amounts in your Policy from any Investment Fund to another Investment Fund, or to and from the General Account (subject to restrictions). The minimum amount that can be transferred is the lesser of the minimum transfer amount (currently $500), or the total value in an Investment Fund or the General Account. You can make twelve transfers or partial withdrawals in a Policy year without charge. We currently charge a transfer fee of $25 for additional transfers in a Policy year.

The maximum amount you can transfer from the General Account in any Policy year is the greater of:

(a) 25% of a Policy's Cash Surrender Value in the General Account at the beginning of the Policy year, or

(b) the previous Policy year's General Account maximum withdrawal amount, not to exceed the total Cash Surrender Value of the Policy.

Transfers resulting from Policy loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each Policy year.

We have not designed this Policy or the underlying Investment Funds for use by professional market timing organizations, other entities, or persons using programmed, large, or frequent transfers. If it appears that there is a pattern of exchanges that coincides with a "market timing" strategy and is disruptive to the Investment Funds, the transfer will be refused. Policies under common ownership or control may be aggregated for purposes of transfer limits. We will coordinate with the Fund managers to restrict the transfer privilege or reject any specific premium allocation request for any person, if, in the Investment Fund manager's judgment, the Investment Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected.

Although we currently intend to continue to permit transfers for the foreseeable future, the Policy provides that we may at any time revoke, modify, or limit the transfer privilege.

DOLLAR COST AVERAGING

Dollar cost averaging is a program which enables you to allocate specified dollar amounts from the PIMCO Money Market Portfolio to other Investment Funds on a monthly basis. By allocating amounts on a monthly basis, you may be less susceptible to the impact of market fluctuations.

Dollar cost averaging may be selected by completing the proper forms. The minimum transfer amount is $100. The minimum amount that can be allocated to an Investment Fund is 5% of the amount transferred. You can elect to participate in this program at any time by properly completing the dollar cost averaging election form.

Dollar cost averaging will terminate when any of the following occurs:

1) the value of the PIMCO Money Market Portfolio is completely depleted; or

2) you request termination in writing.

There is no current charge for dollar cost averaging but we reserve the right to charge for this program in the future. Transfers made under dollar cost averaging do not count against the total of 12 transfers allowed without charge in a Policy year. Dollar cost averaging cannot be used simultaneously with the portfolio rebalancing program.

PORTFOLIO REBALANCING

Over time, the funds in the General Account and the Investment Funds will accumulate at different rates as a result of different investment returns. You may direct us to automatically restore the balance of the Cash Value in the General Account and in the Investment Funds to the percentages determined in advance. There are two methods of rebalancing available --periodic and variance.

PERIODIC REBALANCING. Under this option you elect a frequency (monthly, quarterly, semiannually or annually), measured from the Policy Anniversary. On each date elected, we will rebalance the Investment Funds and/or General Account to reallocate the Cash Value according to the investment percentages you elected.

VARIANCE REBALANCING. Under this option you elect a specific allocation percentage for the General Account and each Investment Fund. For each such account, the allocation percentage (if not zero) must be a whole percentage and must not be less than five percent. You also elect a maximum variance percentage (5%, 10%, 15%, or 20% only), and can exclude specific Investment Funds and/or the General Account from being rebalanced. On each Monthly Anniversary we will review the current balances to determine whether any Investment Fund balance is outside of the variance range (either above or below) as a percentage of the specified allocation percentage. If any Investment Fund is outside of the variance range, we will generate transfers to rebalance all of the specified Investment Funds and/or the General Account back to the predetermined percentages.

Transfers resulting from portfolio rebalancing will not be counted against the total number of transfers allowed in a Policy year before a charge is applied.

You may elect either method of portfolio rebalancing by specifying it on the Policy application, or may elect it later for an in force Policy, or may cancel it, by submitting a change form acceptable to us.

We reserve the right to suspend portfolio rebalancing at any time on any class of policies on a nondiscriminatory basis, or to charge an administrative fee for election changes in excess of a specified number in a Policy year in accordance with our administrative rules. Portfolio rebalancing cannot be used simultaneously with the dollar cost averaging program.

APPROVED ASSET ALLOCATION PROGRAMS

We recognize the value to certain Owners of having available, on a continuous basis, advice for the allocation of their money among the Investment Funds available under the Policy. Certain providers of these types of services have agreed to provide such services to Owners in accordance with our administrative rules regarding such programs.

We have made no independent investigation of these programs. We have only established that these programs are compatible with our administrative systems and rules. Even though we permit the use of approved asset allocation programs, the Policy was not designed for professional market timing organizations. Repeated patterns of frequent transfers are disruptive to the operations of the Investment Funds, and should we become aware of such disruptive practices, we may modify the transfer privilege either on an individual or class basis. If you participate in an Approved Asset Allocation Program, the transfers made under the program are not taken into account in determining any transaction charges.

DEATH BENEFIT

The amount of the death benefit depends on:

..  the Face Amount of your Policy;

.. the death benefit option in effect at the time of the Insured's death with respect to the Single Life Policy (or, with respect to the Joint and Last Survivor Policy, the Last Insured's death); and

..  under some circumstances the Cash Value of your Policy.

The actual amount we will pay the Beneficiary will be reduced by any Indebtedness, cost of insurance and any other charges that may be due.

The minimum face amount of insurance that we offer is $50,000 with respect to the Single Life Policy or, with respect to the Joint and Last Survivor Policy, $100,000. The initial Face Amount and the death benefit option in effect on the Issue Date are shown on the specifications page of your Policy. There are three death benefit options available under your Policy.

OPTION A. The amount of the death benefit under Option A is the greater of:

..  the Face Amount; or

.. the Cash Value of your Policy on the date of the Insured's death with respect to the Single Life Policy (on the date of the Last Insured's death with respect to the Joint and Last Survivor Policy) multiplied by the applicable multiple percentage shown in the "Applicable Percentage of Cash Value Table For Insureds Less than Age 100" with respect to the Single Life Policy and, with respect to the Joint and Last Survivor Policy, in the "Applicable Percentage of Cash Value Table For Younger Insureds Less than Age 100", shown below.

OPTION B. The amount of the death benefit under Option B is the greater of:

.. the Face Amount plus the Cash Value of your Policy on the date of the Insured's death with respect to the Single Life Policy (on the date of the Last Insured's death with respect to the Joint and Last Survivor Policy); or

.. the Cash Value of your Policy on the date of the Insured's death multiplied by the applicable multiple percentage shown in the "Applicable Percentage of Cash Value Table For Insureds Less than Age 100", with respect to the Single Life Policy and, with respect to the Joint and Last Survivor Policy, in the "Applicable Percentage of Cash Value Table For Younger Insureds Less than Age 100", shown below.

                               Single Life Policy
                ------------------------------------------------
                   Applicable Percentage of Cash Value Table
                         For Insureds Less Than Age 100
                ------------------------------------------------
                                             Policy Cash Value
                Insured Person's Age         Multiple Percentage
                ------------------------------------------------
                        40 or under                 250%
                        45                          215%
                        50                          185%
                        55                          150%
                        60                          130%
                        65                          120%
                        70                          115%
                        78 to 90                    105%
                        95 to 99                    101%

                         Joint and Last Survivor Policy
                ------------------------------------------------
                   Applicable Percentage of Cash Value Table
                     For Younger Insureds Less Than Age 100
                ------------------------------------------------
                                             Policy Cash Value
                Younger Insured Person's Age Multiple Percentage
                ------------------------------------------------
                        40 or under                 250%
                        45                          215%
                        50                          185%
                        55                          150%
                        60                          130%
                        65                          120%
                        70                          115%
                        78 to 90                    105%
                        95 to 99                    101%

For ages that are not shown in this table the applicable percentage multiples will decrease by a ratable portion for each full year.

OPTION C. The amount of the death benefit under Option C is the greater of:

..  the Face Amount; or

.. the Cash Value of your Policy on the date of the Insured's death with respect to the Single Life Policy (on the date of the Last Insured's death with respect to the Joint and Last Survivor Policy) multiplied by the applicable factor from the Table of Attained Age Factors shown in your Policy.

If your Policy is in force after the Insured's Attained Age is 100 with respect to the Single Life Policy (or after the Younger Insured's Attained Age 100 with respect to the Joint and Last Survivor Policy), then the Death Benefit will be 101% of the Policy's Cash Value unless the state where your Policy was issued provides otherwise.

So long as the Policy remains in force, prior to the Insured's Attained Age 100 with respect to the Single Life Policy (or the younger Insured's Attained Age 100 with respect to the Joint and Last Survivor Policy), the minimum death benefit will be at least the current Face Amount.

At the time of application for a Policy, you designate a Beneficiary who is the person or persons who will receive the death proceeds. You can change your Beneficiary unless you have designated an irrevocable Beneficiary. The Beneficiary does not have to be a natural person.

CHANGE OF DEATH BENEFIT

If the Policy was issued with either death benefit Option A or death benefit Option B, the death benefit option may be changed unless your Policy was issued in Florida. A Policy issued under death benefit Option C may not be changed for the entire lifetime of the Policy. Similarly, a Policy issued under either death benefit Option A or B may not change to death benefit Option C for the lifetime of the Policy. A request for change must be made to us in writing. The Effective Date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

A death benefit Option A Policy may be changed to have death benefit Option B. The Face Amount will be decreased to equal the death benefit less the Cash Value on the Effective Date of the change. Satisfactory evidence of insurability as of the date of the change must be submitted to us in connection with a request for a change from death benefit Option A to death benefit Option
B. A change may not be made if it would result in a Face Amount of less than the minimum Face Amount. A Surrender Charge will apply to any decrease in Face Amount. (See "Charges.")

A death benefit Option B Policy may be changed to have death benefit Option A. The Face Amount will be increased to equal the death benefit on the Effective Date of the change.

You may make a change in death benefit option only after the first Policy year, and only if you have not made another Policy change during the Policy year. A change in death benefit option may have Federal income tax consequences.

CHANGE IN FACE AMOUNT

Subject to certain limitations set forth below, you may decrease (or increase with respect to the Single Life Policy) the Face Amount of a Policy once each Policy year after the first Policy year if you have not made another Policy change during the Policy year. A written request is required for a change in the Face Amount. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect your cost of insurance charge. A change in the Face Amount of a Policy may have Federal income tax consequences.

Any change in the Face Amount will become effective on the Monthly Anniversary on or following receipt of the written request by us. The amount of a requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum Face Amount. The decrease for the Single Life Policy will reduce the Face Amount as follows: (a) the Face Amount provided by the most recent increase; (b) Face Amounts provided by the next most recent increases, successively; and (c) the Face Amount when the Policy was issued. A Surrender Charge will apply to any decrease in Face Amount. (See "Charges.") If you decrease the Face Amount and the Policy does not comply with the maximum premium limitations required by Federal tax law, the decrease may be limited or the Cash Value may be returned to you (at your election), to the extent necessary to meet these requirements.

With respect to the Single Life Policy, if you want to increase the Face Amount, you must submit proof that the Insured is insurable by our standards on the date the requested increase is submitted and the Insured must have an Attained Age not greater than age 80 on the Policy anniversary that the increase will become effective. An increase must be for at least $5,000.

You can cancel an increase in Face Amount within 20 days after you receive the new Policy specifications page for the increase (or whatever period is required in your state) or the 45th day after you sign the application for the increase, whichever period ends later. The monthly deductions associated with the increase will be restored to the Policy's Cash Value. This amount will be allocated to the General Account and the Investment Funds in the same manner as it was deducted. The request to cancel the increase must be in writing.

ACCESS TO YOUR MONEY

POLICY LOANS

We will loan money to you at the loan interest rate we establish. The request by you for a loan must be in writing. We will process your loan request upon receipt at our Service Office.

You may borrow an amount up to the loan value of the Policy. The loan value is:

..  the Cash Value of the Policy at the date of the loan request; less

..  interest to the next loan interest due date; less

..  anticipated monthly deductions to the next loan interest due date; less

..  any existing loan; less

..  any surrender charge; plus

.. interest expected to be earned on the loan balance to the next loan interest due date.

The minimum amount that you can borrow is $500 (in some states this amount may be less). The loan may be completely or partially repaid at any time while the Insured is living with respect to the Single Life Policy, or, with respect to the Joint and Last Survivor Policy, while either Insured is living. When a Policy loan is made, we will deduct Cash Value from your Policy equal to the amount of the loan, plus interest due and place it in the Loan Subaccount as security for the loan. This Cash Value amount is expected to earn interest at a rate ("the earnings rate") which is lower than the rate charged on the Policy loan ("the borrowing rate"). The Cash Value that we use as security will accrue interest daily at an annual earnings rate of 4%.

Unless the Owner requests a different allocation, the Cash Value amount used as security for the loan will be transferred from the Investment Funds and the General Account on a pro-rata basis to the Loan Account. This will reduce the Policy's Cash Value in the General Account and the Investment Fund(s). These transactions will not be considered transfers for purposes of the limitations on transfers between Investment Funds or to or from the General Account.

A Policy loan, whether or not repaid, will have a permanent effect on the death benefits and Policy values because the values transferred to the Loan Account will not share in the investment results of the Investment Funds while the loan is outstanding. If the Loan Account earnings rate is less than the investment performance of the selected Investment Funds and/or the General Account, the values and benefits under the Policy will be reduced as a result of the loan. In addition, if the Indebtedness exceeds the Cash Value minus the surrender charge on any Monthly Anniversary, the Policy will lapse, subject to a grace period. (See "Purchases -- Lapse and Grace Period".) A lapse of the Policy with a loan outstanding may have Federal income tax consequences (see "Federal Tax Status").

Interest credited to the Cash Value held in the Loan Subaccount as security for the loan will be allocated on Policy anniversaries to the General Account and the Investment Funds. The interest credited will also be transferred: (1) when a new loan is made; (2) when a loan is partially or fully repaid; and (3) when an amount is needed to meet a monthly deduction.


Policy loans may have Federal income tax consequences, in particular, Policy loans outstanding after the tenth Policy year (see "Federal Tax Status").


LOAN INTEREST CHARGED


The maximum borrowing rate we may charge for a Policy loan is as follows:


                        For Loans          Annual
                        Outstanding During Interest Rate
                        ------------------ -------------
                        Policy Years 1-10      4.50%
                        Policy Years 11-20     4.25%
                        Policy Years 21+       4.15%

We will inform you of the current borrowing rate when a Policy loan is requested.

Policy loan interest is due and payable annually on each Policy anniversary. However, if the Policy is terminated, the loan is repaid in full, or the loan plus loan interest accrued exceeds the Cash Surrender Value, accrued loan interest will be due at that time. If you do not pay the interest when it is due, the unpaid loan interest will be deducted from the General Account and the Investment Funds on a pro-rata basis and added to the outstanding Indebtedness in the Loan Account as of the due date. You will be charged interest at the same rate as the rest of the Indebtedness. Loan interest is payable in arrears.

SECURITY

The Policy will be the only security for the loan.

REPAYING POLICY DEBT

You may repay the loan at any time prior to the death of the Insured with respect to the Single Life Policy (or, with respect to the Joint and Last Survivor Policy, the death of the Last Insured) and as long as the Policy is in force. Any Indebtedness outstanding will be deducted before any benefit proceeds are paid or applied under a payment option.

Repayments will be allocated to the General Account and the Investment Funds based on how the Cash Value used for security was allocated. Unpaid loans and loan interest will be deducted from any settlement of your Policy.

Any payments received from you will be applied as premiums, unless you clearly request in writing that it be used as repayment of Indebtedness. We will process your loan repayment upon receipt at our Service Office.

PARTIAL WITHDRAWALS

After the first Policy year, upon written request to us, you may make partial withdrawals from the Policy's Cash Surrender Value. Each Policy year you are allowed 12 free partial withdrawals. For each partial withdrawal after 12, we may impose a $25 fee. We will process your partial withdrawal request upon receipt at our Service Office. A partial withdrawal may be subject to a surrender charge and have Federal income tax consequences.

The minimum amount of a partial withdrawal request, net of any applicable fees and surrender charges, is the lesser of:

a) $500 from an Investment Fund or the General Account; or

b) the Policy's Cash Value in an Investment Fund or the General Account.

For Policies issued in Idaho, there are no minimum amount requirements for partial withdrawals from the General Account.

Partial withdrawals made during a Policy year are subject to the following limitations. The maximum amount that may be withdrawn from an Investment Fund each Policy year is the Policy's Cash Value net of any applicable surrender charges and fees in that Investment Fund. The total partial withdrawals and transfers from the General Account over the Policy year may not exceed a maximum amount equal to the greater of the following:

(1) 25% of the Cash Surrender Value in the General Account at the beginning of the Policy year; or

(2) the previous Policy year's maximum amount.

You may allocate the amount withdrawn plus any applicable surrender charges and fees, subject to the above conditions, among the Investment Funds and the General Account. If no allocation is specified, then the partial withdrawal will be allocated among the Investment Funds and the General Account in the same proportion that the Policy's Cash Value in each Investment Fund and the General Account bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date of the partial withdrawal. If the limitations on withdrawals from the General Account will not permit this pro-rata allocation, you will be requested to provide an alternate allocation.

No amount may be withdrawn that would result in there being insufficient Cash Value to meet any surrender charge and applicable fees that would be payable immediately following the withdrawal upon the surrender of the remaining Cash Value.

The death benefit will be affected by a partial withdrawal, unless the withdrawal is made under the terms of an anniversary partial withdrawal rider. If death benefit Option A or death benefit Option C is in effect and the death benefit equals the Face Amount, then a partial withdrawal will decrease the Face Amount by an amount equal to the partial withdrawal plus the applicable surrender charge. The Surrender Charge will be allocated among the General Account and the Investment Funds in the same proportion that the partial withdrawal was allocated among the General Account and the Investment Funds. If the death benefit is based on a percentage of the Cash Value, then a partial withdrawal will decrease the Face Amount by an amount by which the partial withdrawal plus the applicable surrender charge and fees exceeds the difference between the death benefit and the Face Amount. For the Single Life Policy, the Face Amount will be decreased in the following order: (1) the Face Amount at issue, excluding riders; and (2) any increases in the same order in which they were issued. If death benefit Option B is in effect, the Face Amount will not change.

The Face Amount remaining in force after a partial withdrawal (excluding riders) may not be less than the minimum Face Amount. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be implemented.

Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. We may change the minimum amount required for a partial withdrawal or the number of times partial withdrawals may be made.

PRO-RATA SURRENDER

After the first Policy year, upon written request to us, you can make a pro-Rata Surrender of the Policy. We will process your pro-Rata Surrender request upon receipt at our Service Office. The pro-Rata Surrender will reduce the Face Amount and the Cash Value by a percentage chosen by you. This percentage must be any whole number. A pro-Rata Surrender may have Federal income tax consequences. The percentage will be applied to the Face Amount and the Cash Value on the Monthly Anniversary on or following our receipt of the request. For the Single Life Policy, the decrease will reduce the Face Amount in the following order:

(a) the Face Amount provided by the most recent increase;

(b) Face Amounts provided by the next most recent increases, successively; and

(c) the Face Amount when the Policy was issued.

You may allocate the amount of decrease in Cash Value plus any applicable surrender charge and fees among the Investment Funds and the General Account. If no allocation is specified, then the decrease in Cash Value and any applicable surrender charge and fees will be allocated among the Investment Funds and the General Account in the same proportion that the Policy's Cash Value in each Investment Fund and the General Account bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the request for pro-Rata Surrender is received.

A Pro-Rata Surrender cannot be processed if it will reduce the Face Amount below the minimum Face Amount of the Policy. No Pro-Rata Surrender will be processed for more Cash Surrender Value than is available on the date of the Pro- Rata Surrender. A cash payment will be made to you for the amount of Cash Value reduction less any applicable surrender charges and fees.

Pro-Rata Surrenders may affect the way in which the cost of insurance charge is calculated and the amount of the pure insurance protection afforded under the Policy.

FULL SURRENDERS

To effect a full surrender, either the Policy must be returned to us along with the request, or the request must be accompanied by a completed affidavit of loss, which is available from us. We will process your surrender request upon receipt of this documentation at our Service Office. Upon surrender, we will pay the Cash Surrender Value to you in a single sum. We will determine the Cash Surrender Value as of the date that we receive your written request at our Service Office. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender. The Insured (or, with respect to the Joint and Last Survivor Policy, the Last Insured) must be living at the time of a surrender. A surrender may have Federal income tax consequences. See "Federal Tax Status." If you surrender the Policy within the first few years after its purchase or, for the Single Life Policy, within the first few years after an increase in Face Amount, there may be little or no Cash Surrender Value after the deduction of surrender charges.

OTHER INFORMATION

THE GENERAL ACCOUNT

We own the assets in our General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the General Account's assets.

While your Policy provides for limitations on allocations to the General Account, our current practice is not to limit allocations to the General Account.

We have not registered the General Account or any interests therein with the Securities and Exchange Commission, and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the General Account.

DISTRIBUTION

We have entered into a distribution agreement with MetLife Investors Distribution Company, 22 Corporate Plaza Drive, Newport Beach, California 92660 for the distribution and sale of the Policies. MetLife Investors Distribution Company is our affiliate. MetLife Investors Distribution Company has entered into selling agreements with other broker-dealers who sell the Policies through their registered representatives. Broker-dealers that have entered into selling agreements with MetLife Investors Distribution Company may enter into selling agreements with other broker-dealers.

We pay sales commissions for the sale of the Policies. Currently, broker-dealers will be paid first-year commissions on behalf of their registered representatives equal up to 90% of a multiple of Target Premiums and 3.0% of a multiple of excess Target Premiums paid in Policy year 1. In renewal years, the commissions will equal up to 3.0% of premiums paid in Policy years 2-10 and 2.0% in Policy years 11 and beyond. Broker-dealers having a selling agreement with MetLife Investors Distribution Company, and broker-dealers having a selling agreement with these broker-dealers, may retain a portion of the commissions. In some circumstances and to the extent permitted by applicable regulatory requirements, MetLife Investors Distribution Company may also reimburse certain sales and marketing expenses, or pay other forms of special compensation to selling broker-dealers on behalf of their registered representatives. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to owners or the Separate Account.

We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

SUSPENSION OF PAYMENTS OR TRANSFERS

We may be required to suspend or postpone any payments or transfers from the Separate Account for any period when:

1) the New York Stock Exchange is closed (other than customary weekend and holiday closings);

2) trading on the New York Stock Exchange is restricted as determined by the SEC;

3) an emergency exists as determined by the SEC as a result of which disposal of shares of the Investment Funds is not reasonably practicable or we cannot reasonably value the shares of the Investment Funds;

4) during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

We may defer the portion of any transfer, amount payable or surrender, or Policy Loan from the General Account for not more than 6 months. If we defer payment for 30 days or more, we will pay interest at the rate of 2.50% per year for the period of deferment. No payment from the General Account to pay premiums on the Policy will be deferred.

OWNERSHIP

OWNER. The Insured is the Owner of the Single Life Policy (and the Insureds jointly are the Owner of the Joint and Last Survivor Policy) unless another person or entity is shown as the Owner in the application. The Owner is entitled to all rights provided by the Policy. If there is more than one Owner at a given time, all Owners must exercise the rights of ownership by joint action. If the Owner dies, and the Owner is not the Insured with respect to the Single Life Policy (or with respect to the Joint and Last Survivor Policy, is not one or both of the Insureds), the Owner's interest in the Policy becomes the property of his or her estate unless otherwise provided. Unless otherwise provided, the Policy is jointly owned by all Owners named in the Policy or by the survivors of those joint Owners. Unless otherwise stated in the Policy, the final Owner is the estate of the last joint Owner to die.

BENEFICIARY. The Beneficiary is the person(s) or entity you name to receive any death proceeds. The Beneficiary is named at the time the Policy is issued unless changed at a later date. You can name a contingent Beneficiary prior to the death of the Insured with respect to the Single Life Policy (or, the death of the Last Insured, with respect to the Joint and Last Survivor Policy).
Unless an irrevocable Beneficiary has been named, you can change the Beneficiary at any time before the Insured dies with respect to the Single Life Policy or, before the Last Insured dies, with respect to the Joint and Last Survivor Policy. If there is an irrevocable Beneficiary, all Policy changes except premium allocations and transfers require the consent of the Beneficiary.

Primary and contingent Beneficiaries are as named in the application, unless you make a change. To change a Beneficiary, you must submit a written request to us. We may require the Policy to record the change. The request will take effect when signed, subject to any action we may take before receiving it. If you are also the Beneficiary at the time of the Insured's death, you may designate some other person to receive the proceeds of the Policy within 60 days after the Insured's death.

One or more irrevocable Beneficiaries may be named.

If a Beneficiary is a minor, we will make payment to the guardian of his or her estate. We may require proof of age of any Beneficiary.

Proceeds payable to a Beneficiary will be free from the claims of creditors, to the extent allowed by law.

ASSIGNMENT. You can assign the Policy. A copy of any assignment must be filed with our Service Office. We are not responsible for the validity of any assignment. If you assign the Policy, your rights and those of any revocably-named person will be subject to the assignment. An assignment will not affect any payments we may make or actions we may take before such assignment has been recorded at our Service Office. This may be a taxable event. You should consult a tax adviser if you wish to assign the Policy.

CONVERSION RIGHTS

While the Policy is in force, you have a one time right during the first two Policy years to transfer all of the Cash Value from the Investment Funds to the General Account.

If, at any time during the first two Policy years, you request in writing the transfer of the value held in the Investment Funds to the General Account and you indicate that you are making this transfer in exercise of your conversion rights, the transfer will not be subject to a transfer charge or transfer limits, if any. At the time of such transfer, there will not be any effect on the Policy's death benefit, Face Amount, net amount at risk, rate class, or Issue Age.

If you exercise your one time conversion right, we will automatically allocate all future Net Premiums to the General Account.

ADDITIONAL BENEFITS

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy rider should be consulted. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Separate Account. In addition, certain riders may not be available in your state. The cost of any additional riders will be determined in accordance with the rider and shown on the specifications page of your Policy and will be deducted as part of the monthly deduction from the Policy's Cash Value. (See
"Charges -- Charge for Additional Benefit Riders".) Certain restrictions may apply and are described in the applicable rider.


The term riders discussed below permit you, by purchasing term insurance, to increase your insurance coverage. Term riders have no surrenderable cash value. If you seek to reduce the overall cost of your insurance protection, it is generally to your economic advantage to include a portion of your insurance coverage under a Supplemental Coverage Term Rider. Current charges for the Rider are lower than for the base Policy in the first ten Policy years.


Reductions in or elimination of term rider coverage do not trigger a surrender charge, and use of a term rider generally reduces sales compensation. Because the term insurance riders don't have surrender charges, a Policy providing insurance coverage with a combination of base Policy and term rider will have a lower maximum surrender charge than a Policy with the same amount of insurance coverage provided solely by the base Policy. However, like the cost of coverage under the Policy, charges deducted from the Policy's cash value to pay for term rider coverage no longer participate in the investment experience of the Separate Account and usually increase with the age of the covered individual. Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs. Your registered representative can provide you more information on the uses of term rider coverage.

Anniversary Partial Withdrawal Rider -- This rider allows the Owner to withdraw up to 15% of the Policy's Cash Surrender Value on any Policy anniversary without reducing the Face Amount. Partial withdrawals may have tax consequences. (See "Federal Tax Status.")

Lifetime Coverage Rider -- This rider provides the continuation of the Policy's Face Amount beyond age 100, provided the Policy remains in force to age 100 with a positive Cash Surrender Value. If the Policy is in force after the Insured's Attained Age 100 (or the younger Insured's Attained Age 100 in the case of a Joint and Last Survivor Policy), the death benefit will be the greater of the Face Amount or 101% of the Cash Value. The tax consequences of continuing the Policy beyond the Insured's 100th year (or the younger Insured's Attained Age 100 in the case of a Joint and Last Survivor Policy) are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th year (or the younger Insured's Attained Age 100 in the case of a Joint and Last Survivor Policy).

Secondary Guarantee Rider -- This rider guarantees that if, during the secondary guarantee period, the sum of all premiums paid on the Policy, reduced by any partial withdrawals and any outstanding loan balance, is greater than or equal to the sum of the secondary guarantee premiums required since the Issue Date, the Policy will not lapse as a result of a Cash Value less any loans, loan interest due, and any surrender charge being insufficient to pay the monthly deduction.

The secondary guarantee period is the lesser of twenty Policy Years, or the number of Policy years until the Insured reaches Attained Age 70. For Policies issued after Attained Age 60, the secondary guarantee period is ten Policy years.

Supplemental Coverage Term Rider -- This rider provides level term insurance on the life of the Insured under the base policy. It can be added only at issue. It cannot be increased or added to an existing Policy.

Waiver of Specified Premium Rider -- This rider provides for crediting the Policy's Cash Value with a specified monthly premium while the Insured is totally disabled. The monthly premium selected at issue is not guaranteed to keep the Policy in force. The Insured must have become disabled after age 5 and before age 65. For the Joint and Last Survivor Policy, the rider can be elected for either or both Insureds.

Split Policy Option Rider -- This rider allows the Policy to be split into two separate policies in the event there are changes in the Federal Estate Tax Law resulting in the removal of the unlimited marital deductions or reduction of at least 50% in the level of estate taxes payable on the death of the last Insured. The exercise of this option to split the Policy may, under certain circumstances, result in adverse tax consequences. Please consult your tax adviser before exercising any options under this rider.

Additional Riders -- Single Life Policy

Accelerated Benefit Rider -- This rider provides a benefit to the Owner if the Insured becomes terminally ill and is not expected to live more than twelve months. The Owner may receive 25%, 50% or 75% (but no more than $250,000) of the eligible proceeds in a lump sum. "Eligible proceeds" means the death benefit, including amounts payable under the Supplemental Coverage Term Rider (unless within three years of the rider's termination date), that would have been payable had the Insured died on the date the rider is exercised.

The receipt of an accelerated death benefit amount may adversely affect the recipient's eligibility for Medicaid or other government benefits or entitlements. Consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

Guaranteed Survivor Purchase Option (GSPO-Plus) --This rider grants the Policy Owner or the Insured's Beneficiary the option to purchase, upon the death of the Insured, on the 10th anniversary of the rider, and on the rider anniversary nearest the Designated Life's 65th birthday, a specified amount of additional insurance coverage on the Designated Life (or Lives) without furnishing evidence of insurability.

Waiver of Monthly Deduction Rider -- This rider provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled after age 5 and before age 65.

Additional Riders -- Joint and Last Survivor Policy

Divorce Split Rider -- This rider allows the Policy to be split into two separate policies in the event of the divorce of a married couple who are the Insureds under the Policy. The exercise of this option to split the Policy may, under certain circumstances, result in adverse tax consequences. Please consult your tax adviser before exercising any options under this rider.

Estate Preservation Term Rider -- This rider provides joint level term insurance, payable at the death of the Last Insured, for a period of four years from the date of the rider.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account or the Distributor is a party or to which the assets of the Separate Account are subject. We are not involved in any litigation that is of material importance in relation to our total assets or that relates to the Separate Account.

EXPERTS



The financial statements of the sub-accounts of the Separate Account included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche is One City Centre, St. Louis, MO 63101.


FINANCIAL STATEMENTS

The consolidated financial statements of the Company are provided in the Statement of Additional Information.





RESTRICTIONS ON FINANCIAL TRANSACTIONS



Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your account. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about your account to government regulators.


CHARGES

We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

Services and benefits we provide:

  .  the death benefit, cash, and loan benefits under the Policy
  .  investment options, including premium allocations
  .  administration of elective options
  .  the distribution of reports to Policy Owners

Costs and expenses we incur:

  . costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
  .  overhead and other expenses for providing services and benefits
  .  sales and marketing expenses
  . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees


Risks we assume:



  . that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate


  . that the cost of providing the services and benefits under the Policies exceed the charges we deduct



The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and the surrender charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We can profit from certain Policy charges.

DEDUCTIONS FROM EACH PREMIUM PAYMENT

TAX CHARGES. There are charges for Federal taxes, and state and local premium taxes which are deducted from each premium payment. The Federal tax charge is currently 1.3% of each premium. We also deduct a premium tax charge to pay the state and local premium taxes. We currently deduct an amount equal to 2% of premium payments (which may be lower in certain circumstances) to cover this premium tax. If the tax rates change, we may change the amount of the deduction to cover the new rate.


SALES CHARGE. A sales charge, also referred to as the percent of premium charge, will be deducted from each premium payment to partially compensate us for expenses incurred in distributing the Policy and any additional benefits provided by riders. We currently deduct a sales charge determined according to the following schedule:


   Policy Years 1-10: 5% of the actual premium you pay

   Policy Years 11+: 2% of the actual premium you pay

The Sales Charge is guaranteed not to exceed the following:

(1) in the first Policy year, 15% of the amount you pay up to the Target Premium, and 5% of the amount you pay over the Target Premium;

(2) in the 2nd through 10th Policy years, 5% of the actual premium you pay; and

(3) in the 11th Policy year and later, 2% of the actual premium you pay.

For Policies issued in the state of Oregon, the current sales charge amounts shown above are increased by 2%. The guaranteed sales charge varies for Policies issued in Texas. As of the date of this prospectus, the current sales charge for Texas Policies is the same as the current sales charge shown above.

The expenses covered by the sales charge include agent sales commissions, the cost of printing prospectuses and sales literature, and any advertising costs. Where Policies are issued to Insureds with higher mortality risks or to Insureds who have selected additional insurance benefits, a portion of the amount deducted for the sales charge is used to pay distribution expenses and other costs associated with these additional coverages.

To the extent that sales expenses are not recovered from the sales charge and the surrender charge, those expenses may be recovered from other sources, including the mortality and expense risk charge described below.

MONTHLY DEDUCTION

The monthly deduction is:

1. The monthly selection and issue expense charge; plus

2. The monthly policy charge; plus

3. The monthly cost of insurance charge; plus

4. The monthly cost, if any, for any additional benefit riders.

The monthly deduction for a Policy month will be allocated among the General Account and the Investment Funds in the same proportion that the value in the General Account and the value in each Investment fund bears to the total Cash Value of the Policy, minus the value in the Loan Account on the Monthly Anniversary.

SELECTION AND ISSUE EXPENSE CHARGE. During the first ten Policy years, and for the Single Life Policy, for the first ten Policy years following any increase in Face Amount, we generally assess a monthly selection and issue expense charge to cover the costs associated with the underwriting and issue of the Policy and, for the Single Life Policy, of Face Amount increases. The monthly charge per $1,000 of Face Amount ranges from approximately 4 cents to one dollar, and varies by Issue Age, risk class, and (except on unisex Policies) sex of the Insured(s). For Policies issued in Texas, the guaranteed selection and issue expense charge is level for the life of the Policy to ensure compliance with the Texas non-forfeiture laws.

MONTHLY POLICY CHARGE. We deduct a monthly policy charge on the Investment Start Date and each Monthly Anniversary date. The charge is equal to $25 per Policy month for the first Policy year. Thereafter, it is $6 per Policy month guaranteed not to increase while the Policy is in force.

The charge reimburses us for expenses incurred in the administration of the Policies. Such expenses include: confirmations, annual reports and account statements, maintenance of Policy records, maintenance of Separate Account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for policyowner servicing and all accounting, valuation, regulatory and updating requirements.

For Policies issued in Texas, the selection and issue expense charge and monthly policy charge together cannot exceed $10 per month after the Insured attains age 100.

MONTHLY COST OF INSURANCE CHARGE. This charge compensates us for the insurance coverage we provide in the month following the charge. The monthly cost of insurance charge for each Policy month equals the total of the insurance risk charges for the Policy month for each Face Amount portion then in effect.

The monthly cost of insurance charge is deducted on each Monthly Anniversary for the following Policy month. The monthly cost of insurance charge is determined in a manner that reflects the anticipated mortality of the Insured with respect to the Single Life Policy (or of both Insureds with respect to the Joint and Last Survivor Policy) and the fact that the death benefit is not payable until the death of the Insured with respect to the Single Life Policy (or of the Last Insured with respect to the Joint and Last Survivor Policy). Because the monthly cost of insurance charge depends upon a number of variables, the charge will vary for each Policy month. We will determine the cost of insurance charge by multiplying the applicable cost of insurance rate or rates (divided by 1,000) by the net amount at risk (defined below) for each Policy month.

The monthly cost of insurance rates are determined at the beginning of each Policy year for the initial Face Amount (and, for the Single Life Policy, each increase in Face Amount). The rates will be based on the Attained Age, duration (from the effective date of the initial Face Amount and, for the Single Life Policy, each increase in Face Amount), rate class, and (except for unisex policies) sex of the Insured(s) at issue. The monthly cost of insurance rates generally increases as the Insured(s)' Attained Age(s) increases.

The rate class of the Insured(s) also will affect the cost of insurance rate. For the initial Face Amount, we will use the rate class on the Issue Date. For each increase in Face Amount for a Single Life Policy, we will use the rate class applicable to the increase. If the death benefit equals a percentage of Cash Value, an increase in Cash Value will cause an automatic increase in the death benefit. The rate class for such an increase for the Joint and Last Survivor Policy will be the same as that used for the initial Face Amount. The rate class for such an increase for the Single Life Policy will be the initial Face Amount or, if later, the most recent increase (excluding any riders) that required proof that the Insured was still insurable by our standards.

We currently place Insured(s) into a preferred rate class, a standard rate class, or into rate classes involving a higher mortality risk.

Actual monthly cost of insurance rates may change, and the actual monthly cost of insurance charge will be determined by us based on our expectations as to future mortality experience. However, the actual monthly cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. For Policies which are not in a substandard rate class, the guaranteed cost of insurance rates are equal to 100% of the rates set forth in the male/female smoker/non-smoker 1980 CSO Mortality Tables (1980 CSO Tables NA and SA and 1980 CSO Tables NG and SG for sex distinct policies and policies issued in qualified pension plans; and 1980 CSO Tables NA and SA for unisex policies issued in compliance with Montana law). All Policies are based on the Attained Ages of the Insured(s). Higher rates apply if the (either) Insured is determined to be in a substandard risk class.

In two otherwise identical policies, an Insured in the preferred rate class will have a lower cost of insurance than an Insured in a rate class involving higher mortality risk. Each rate class is also divided into two categories: smokers and nonsmokers. Non-smoker Insureds will generally incur a lower cost of insurance than similarly situated Insureds who smoke. (Insureds under Attained Age 20 are automatically assigned to the non-smoker rate class.)

The net amount at risk for a Policy month is:

(1) the death benefit at the beginning of the Policy month divided by 1.0032737 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%); less

(2) the Cash Value at the beginning of the Policy month, before the deduction of the monthly cost of insurance.

In calculating the monthly cost of insurance charges, the cost of insurance rate for a Face Amount is applied to the net amount at risk for that Face Amount.

If the Policy is in force beyond the Insured's Attained Age 100 with respect to the Single Life Policy (or the younger Insured's Attained Age 100 with respect to the Joint and Last Survivor Policy), no deductions will be made for monthly cost of insurance charges.

CHARGES FOR ADDITIONAL BENEFIT RIDERS

The amount of the charge, if any, each Policy month for additional benefit riders is determined in accordance with the rider and is shown on the specifications page of your Policy and in the Fee Table in this prospectus.

MORTALITY AND EXPENSE RISK CHARGE

We will deduct a daily charge from the Investment Funds. The amount of the deduction is determined as a percentage of the average daily net assets of each Investment Fund for each day in the Valuation Period. The current daily deduction percentages, and the equivalent effective annual rates, are:

                         Policy Daily Charge Annual
                         Years  Factor       Equivalent
                         ------ ------------ ----------
                         1-10    .0015027%     0.55%
                         11-20   .0006841%     0.25%
                         21+     .0001370%     0.05%

This deduction is guaranteed not to increase above the following amounts while the Policy is in force:

                         Policy Daily Charge Annual
                         Years  Factor       Equivalent
                         ------ ------------ ----------
                         1-10    .0015027%     0.55%
                         11-20   .0012301%     0.45%
                         21+     .0009572%     0.35%

This risk charge compensates us for assuming the mortality and expense risks under the Policy. The mortality risk assumed by us is that the Insureds, as a group, may not live as long as expected. The expense risk assumed by us is that actual expenses may be greater than those assumed. We expect to profit from this charge.

SURRENDER CHARGE

For up to 10 years after the Issue Date and, for the Single Life Policy, the effective date of an increase in Face Amount, we will impose a contingent deferred sales charge, also referred to as a surrender charge, when the following occur:

..  upon surrender or lapse of the Policy;

..  upon a partial withdrawal;

..  upon a Pro-Rata Surrender; or

..  upon a decrease in Face Amount.

The amount of the charge assessed will depend upon a number of factors, including the type of event (a full surrender, lapse, or partial withdrawal), the amount of any premium payments made under the Policy prior to the event, and the number of Policy years having elapsed since the Policy was issued.

The surrender charge compensates us for expenses relating to the distribution of the Policy, including agents' commissions, advertising, and the printing of the prospectus and sales literature.

The maximum surrender charge percentage is shown in the following table.

                  If surrender or lapse    The percentage of
                  occurs in the last month the annual Target
                  of Policy year:          Premium payable is:
                  --------------------------------------------
                        1 through 5                45%
                        6                          40%
                        7                          30%
                        8                          20%
                        9                          10%
                        10 and later                0%

The Target Premium (on which we base the surrender charge) is shown in your Policy. As shown above, the maximum surrender charge is 45% of the annual Target Premium payable.

It is our current practice to reduce the above percentages equally for each Policy month during the years shown. For example, during the seventh year, the percentage is reduced equally each month from 40% at the end of the sixth year to 30% at the end of the seventh year. This table may be modified if required by law or regulation of the governing jurisdiction.

A surrender charge will apply when there is a decrease in Face Amount for up to 10 years from the Policy's Issue Date and, for the Single Life Policy, for up to 10 years following the effective date of an increase in Face Amount. A partial withdrawal may cause a decrease in Face Amount and therefore, we may deduct a surrender charge. If the Face Amount is decreased by some fraction of any previous increases in Face Amount and/or the Face Amount at issue, the surrender charge deducted will be the previously defined surrender charge multiplied by the fraction. The Surrender Charge for any increase in Face Amount is the Target Annual Premium for that increase multiplied by the applicable Surrender Charge. The amount of the surrender charge deducted upon a partial withdrawal or Pro-Rata Surrender will depend on the amount of Face Amount reduction caused by the surrenders. The fraction will be determined by dividing the amount of the withdrawal by the Cash Value before the withdrawal and multiplying the result by the surrender charge. Immediately after a withdrawal, the Policy's remaining surrender charge will equal the amount of the surrender charge immediately before the withdrawal less the amount deducted in connection with the withdrawal.

The Surrender Charge will be allocated among the General Account and the Investment Funds in the same proportion that the value in the General Account and the value in each Investment Fund bears to the total Cash Value of the Policy minus the value in the Loan Account.

TRANSACTION CHARGES

There is no transaction charge for the first twelve partial withdrawals or requested transfers in a Policy year. We will impose a charge of $25 for each partial withdrawal or requested transfer in excess of twelve in a Policy year. We may revoke or modify the privilege of transferring amounts to or from the General Account at any time. Partial withdrawals and Pro-Rata Surrenders will result in the imposition of the applicable surrender charge.

PROJECTION OF BENEFITS AND VALUES CHARGE

You may make a written request to us for a projection of illustrative future Cash Values and death benefits. If requested more than once per Policy year, this projection will be furnished to you for a nominal fee not to exceed $25.

INVESTMENT FUND EXPENSES

The expenses of the Investment Funds are shown in the Fee Table.

The value of the net assets of the Investment Funds will reflect the investment advisory fee and other expenses incurred by the underlying investment companies.

The Investment Fund expenses are collected from the underlying Investment Fund, and are not direct charges against the Separate Account assets or reductions from the Policy's Cash Value. Expenses of the Funds are not fixed or specified under the terms of the Policy, and actual expenses may vary. These underlying Investment Fund expenses are taken into consideration in computing each Investment Fund's net asset value, which is used to calculate the unit values in the Separate Account. The management fees and other expenses are more fully described in the prospectus of each individual Investment Fund. The information relating to the Investment Fund expenses was provided by the Investment Funds and was not independently verified by us. Except as otherwise specifically noted, the management fees and other expenses are not currently subject to fee waivers or expense reimbursements.

FEDERAL TAX STATUS

NOTE: The following description is based upon our understanding of current Federal income tax law applicable to life insurance in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. Section 7702 of the Internal Revenue Code of 1986, as amended ("Code"), defines the term "life insurance contract" for purposes of the Code. We believe that Single Life Policies issued on a standard underwriting basis should qualify as "life insurance contracts" under Section 7702. There is more uncertainty as to Single Life Policies issued on a substandard risk basis and Joint and Survivor Policies. We do not guarantee the tax status of the Policies. Purchasers bear the complete risk that the Policies may not be treated as a "life insurance contract" under Federal income tax laws. Purchasers should consult their own tax advisers. It should be further understood that the following discussion is not exhaustive and that special rules not described in this prospectus may be applicable in certain situations.

INTRODUCTION. The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon our understanding of current federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.

We are taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from us and its operations form a part of us.


DIVERSIFICATION. Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable life insurance policies. The Code provides that a variable life insurance policy will not be treated as life insurance for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Policy as a life insurance contract would result in imposition of federal income tax to the Owner with respect to earnings allocable to the Policy prior to the receipt of payments under the Policy. We intend that each Investment Fund underlying the Policies will be managed by the managers in such a manner as to comply with these diversification requirements.


INVESTOR CONTROL. Under current Federal tax law, it is unclear as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not us would be considered the owner of the shares of the Investment Funds. If you are considered the owner of the investments, it will result in the loss of the favorable tax treatment for the Policy. It is unknown to what extent Owners are permitted to select Investment Funds, to make transfers among the Investment Funds or the number and type of Investment Funds Owners may select from. Due to the uncertainty in this area, we reserve the right to modify the Policy in an attempt to maintain favorable tax treatment.

The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which owner control of the investments of the Separate Account will cause the owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Policy. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of owner control which may be exercised under the Policy is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policyowner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered the owner of the assets of the Separate Account. Due to the uncertainty in this area, we reserve the right to modify the Policy in an attempt to maintain favorable tax treatment.


TAX TREATMENT OF THE POLICY. The Policy has been designed to comply with the definition of life insurance contained in Section 7702 of the Code. Although some interim guidance has been provided and proposed regulations have been issued, final regulations have not been adopted. Section 7702 of the Code requires that the amount of mortality and other expense charges be reasonable. In establishing these charges, we have relied on interim IRS guidance. Currently, there is even less guidance as to Policies issued on a substandard risk basis and Joint and Last Survivor Policies and thus it is even less clear whether such Policies would meet the requirements of Section 7702 of the Code. Moreover, if you elect the Accelerated Death Benefit Rider, the continued tax qualification of the Policy after a distribution is made under the rider are unclear.


While we have attempted to comply with Section 7702, the law in this area is very complex and unclear. There is a risk, therefore, that the Internal Revenue Service will not concur with our interpretations of Section 7702 that were made in determining such compliance. In the event the Policy is determined not to so comply, it would not qualify for the favorable tax treatment usually accorded life insurance policies. You should consult your own tax advisers with respect to the tax consequences of purchasing the Policy. The following discussion assumes that the Policy will satisfy Section 7702.


POLICY PROCEEDS. The tax treatment accorded to loan proceeds and/or surrender payments from the policies will depend on whether the Policy is considered to be a MEC. (See "Tax Treatment of Loans and Surrenders.") Otherwise, we believe that the Policy should receive the same Federal income tax treatment as any other type of life insurance. As such, the death benefit thereunder is generally excludable from the gross income of the Beneficiary under Section 101(a) of the Code. Also, you are not deemed to be in constructive receipt of the Cash Surrender Value, including increments thereon, under a Policy until there is a distribution of such amounts.


Federal, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds, depend on the circumstances of each owner or Beneficiary.

TAX TREATMENT OF LOANS AND SURRENDERS. Section 7702A of the Code sets forth the rules for determining when a life insurance Policy will be deemed to be a MEC. A MEC is a contract which is entered into or materially changed on or after June 21, 1988 and fails to meet the 7-pay test. A Policy fails to meet the 7-pay test when the cumulative amount paid under the Policy at any time during the first 7 Policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven (7) level annual premiums. A material change would include any increase in the future benefits or addition of qualified additional benefits provided under a Policy unless the increase is attributable to: (1) the payment of premiums necessary to fund the lowest death benefit and qualified additional benefits payable in the first seven Policy years; or (2) the crediting of interest or other earnings with respect to such premiums.

Certain changes in a Policy after it is issued could also cause it to fail to satisfy the 7-pay test and therefore to be classified as a MEC. Making additional payments, reducing the Policy's death benefit, reducing the Policy's benefits through a partial withdrawal, a change in death benefit option, and addition or termination of benefits under a rider are examples of changes that could result in your Policy becoming classified as a MEC. Reducing the death benefit below the lowest death benefit provided by the Policy during the first seven years will probably cause the Policy to be classified as a MEC if such a reduction occurs during the first seven Policy years in the case of a Single Life Policy or at any time in the case of a Joint and Last Survivor Policy. Even if these events do not result in a Policy becoming classified as a MEC, moreover, they could reduce the amount that may be paid in the future without causing the Policy to be classified as a MEC. You should consult a tax adviser to determine whether a Policy transaction will cause your Policy to be classified as a MEC.

Furthermore, any Policy received in exchange for a Policy classified as a MEC will be treated as a MEC regardless of whether it meets the 7-pay test. However, an exchange under Section 1035 of the Code of a life insurance Policy entered into before June 21, 1988 for the Policy will not cause the Policy to be treated as a MEC if no additional premiums are paid.

Due to the flexible premium nature of the Policy, the determination of whether it qualifies for treatment as a MEC depends on the individual circumstances of each Policy.

If the Policy is classified as a MEC, then surrenders and/or loan proceeds are taxable to the extent of income in the Policy. Such distributions are deemed to be on a last-in, first-out basis, which means the taxable income is distributed first. Loan proceeds and/or surrender payments, including those resulting from the lapse of the Policy, may also be subject to an additional 10% federal income tax penalty applied to the income portion of such distribution. The penalty shall not apply, however, to any distributions: (1) made on or after the date on which the taxpayer reaches age 59 1/2; (2) which is attributable to the taxpayer becoming disabled (within the meaning of Section 72(m)(7) of the Code); or (3) which is part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his beneficiary.

If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

If a Policy is not classified as a MEC, then any surrenders shall be treated first as a recovery of the investment in the Policy which would not be received as taxable income. However, if a distribution is the result of a reduction in benefits under the Policy within the first fifteen years after the Policy is issued in order to comply with Section 7702, such distribution will, under rules set forth in Section 7702, be taxed as ordinary income to the extent of income in the Policy.

Loans from a Policy which is not classified as a MEC, will generally be treated as Indebtedness of the Owner and not a distribution. However, there is uncertainty as to loans from such a Policy after the 10th Policy year and you should consult a tax adviser as to the treatment of such loans. Upon complete surrender, if the amount received plus loan Indebtedness exceeds the total premiums paid that are not treated as previously surrendered by the Policy Owner, the excess generally will be treated as ordinary income. In addition, if a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Interest payable on a loan under a Policy is generally not deductible.

Policyowners should seek competent tax advice on the tax consequences of taking loans, distributions, exchanging or surrendering any Policy.

MULTIPLE POLICIES. The Code further provides that multiple MECs that are issued within a calendar year period to the same owner by one company or its affiliates are treated as one MEC for purposes of determining the taxable portion of any loans or distributions. Such treatment may result in adverse tax consequences including more rapid taxation of the loans or distributed amounts from such combination of policies. You should consult a tax adviser prior to purchasing more than one MEC in any calendar year period.

CONTINUATION OF POLICY BEYOND AGE 100. The tax consequences of continuing the Policy beyond the Insured's 100th birthday (or the younger Insured's 100th birthday with respect to the Joint and Last Survivor Policy) are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th birthday (or the younger Insured's 100th birthday with respect to the Joint and Last Survivor Policy).

TAX TREATMENT OF POLICY SPLIT. The Split Policy Option Rider and the Divorce Split Rider permit a Policy to be split into two individual Policies. It is not clear whether exercising either the Policy Split Rider or the Divorce Split Rider will be treated as a taxable transaction or whether the individual Policies that result will be classified as Modified Endowment Contracts. A tax adviser should be consulted before exercising either rider.

TAX TREATMENT OF ASSIGNMENTS. An assignment of a Policy or the change of ownership of a Policy may be a taxable event. You should therefore consult a competent tax adviser should you wish to assign or change the owner of your Policy.

QUALIFIED PLANS. The Policies may be used in conjunction with certain Qualified Plans. Because the rules governing such use are complex and the amount of life insurance provided in connection with such plans may be limited, you should not do so until you have consulted a competent Qualified Plans consultant.

INCOME TAX WITHHOLDING. All distributions or the portion thereof which is includible in gross income of the Policy owner are subject to Federal income tax withholding. However, in most cases you may elect not to have taxes withheld. You may be required to pay penalties under the estimated tax rules, if withholding and estimated tax payments are insufficient.

BUSINESS USES OF POLICY. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.


SPLIT-DOLLAR ARRANGEMENTS. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. You should consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.



In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.



Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payments of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.


OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under Federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation skipping and other taxes.

FOREIGN TAX CREDITS. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Investment Funds to foreign jurisdictions.

POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.


THE COMPANY'S INCOME TAXES. Under current Federal income tax law we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for company Federal income taxes. (We do deduct a charge for Federal taxes from premiums.) We reserve the right to charge the Separate Account for any future Federal income taxes we may incur. Under current laws we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.


SPECIAL TERMS

We have tried to make this prospectus as readable and understandable for you as possible. However, by the very nature of the Policy certain technical words or terms are unavoidable. We have identified some of these terms and provided you with a definition.

ATTAINED AGE -- The Issue Age of an Insured plus the number of completed Policy years.

BENEFICIARY -- The person(s) named in the application or by later designation to receive Policy proceeds in the event of the Insured's death with respect to the Single Life Policy or, in the event of the Last Insured's death with respect to the Joint and Last Survivor Policy.

A Beneficiary may be changed as set forth in the Policy and this prospectus.

CASH VALUE -- The total of the amounts credited to the Owner in the Separate Account, the General Account and the Loan Account.

CASH SURRENDER VALUE -- The Cash Value of a Policy on the date of surrender, less any Indebtedness, less any unpaid selection and issue expense charge due for the remainder of the first Policy year for the initial Face Amount (and, for the Single Life Policy, any increase in Face Amount), less any unpaid monthly Policy charge due for the remainder of the first Policy year, and less any surrender charge.

FACE AMOUNT -- The minimum death benefit under the Policy so long as the Policy remains in force before the Insured's Attained Age 100 with respect to the Single Life Policy or, with respect to the Joint and Last Survivor Policy, before the younger Insured's Attained Age 100.

GENERAL ACCOUNT -- Our assets other than those allocated to the Separate Account or any other separate account.

INDEBTEDNESS -- The sum of all unpaid Policy loans and accrued interest on loans.

INSUREDS -- The person or persons whose life (lives) are insured under the Policy.

INVESTMENT FUNDS -- Investments within the Separate Account which we make available under the Policy.

INVESTMENT START DATE -- The date the initial premium is applied to the General Account and/or the Investment Funds. This date is the later of the Issue Date or the date the initial premium is received at our Service Office.

ISSUE AGE -- The age of each Insured at his or her nearest birthday as of the Issue Date.

ISSUE DATE -- The date as of which insurance coverage begins under a Policy. It is also the date from which Policy anniversaries, Policy years, and Policy months are measured. It is the Effective Date of coverage under the Policy.

LAST INSURED -- The Insured whose death succeeds the death of all other Insureds under the Joint and Last Survivor Policy.

LOAN ACCOUNT -- The account of MetLife Investors to which amounts securing Policy Loans are allocated. The Loan Account is part of MetLife Investors' General Account.

LOAN SUBACCOUNT -- A Loan Subaccount has been established for the General Account and for each Investment Fund. Any Cash Value transferred to the Loan Account will be allocated to the appropriate Loan Subaccount to reflect the origin of the Cash Value. At any point in time, the Loan Account will equal the sum of all the Loan Subaccounts.

MONTHLY ANNIVERSARY -- The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date.

If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

NET PREMIUM -- The premium paid, less the premium tax charge, less the Federal tax charge, less the sales charge.

OWNER -- The owner of a Policy, as designated in the application or as subsequently changed.

POLICY -- The Joint and Last Survivor Policy or the Single Life Policy offered by us and described in this prospectus.

PRO-RATA SURRENDER -- A requested reduction of both the Face Amount and the Cash Value by a given percentage.

SEPARATE ACCOUNT -- MetLife Investors Variable Life Account One, a separate investment account established by MetLife Investors to receive and invest the Net Premiums paid under the Policy, and certain other variable life policies, and allocated by you to provide variable benefits.

SERVICE OFFICE -- MetLife Investors Insurance Company, P.O. Box 355, Warwick, Rhode Island 02887-0355 (877) 357-4419.

TARGET PREMIUM -- A premium calculated when a Policy is issued, based on the Insured's age with respect to the Single Life Policy (or the Insureds' joint age with respect to the Joint and Last Survivor Policy), sex (except in unisex policies) and risk class. The Target Premium is used to calculate the first year's premium expense charge, the surrender charge, and agent compensation under the Policy.

VALUATION DATE -- Each day that the New York Stock Exchange (NYSE) is open for trading and MetLife Investors is open for business. MetLife Investors is open for business every day that the NYSE is open for trading.

VALUATION PERIOD -- The period between two successive Valuation Dates, commencing at the close of the NYSE (usually 4:00 p.m. Eastern Standard Time) on a Valuation Date and ending with the close of the NYSE on the next succeeding Valuation Date.

Additional information about the Policy and the Separate Account can be found in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information, without charge, by calling 1-877-357-4419, or by writing to our Service Office at: MetLife Investors Insurance Company, P.O. Box 355, Warwick, RI 02887-0355. You may also obtain, without charge, a personalized illustration of death benefits, Cash Surrender Values and Cash Values by calling 1-866-901-0002.

For Investment Fund transfers, for current information about your Policy values, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call our Service Office at 1-877-357-4419.

This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.

Information about the Policy and the Separate Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. The Statement of Additional Information, reports and other information about the Separate Account are available on the SEC Internet site at www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 450 Fifth Street, NW, Washington, DC 20549-0102.




File No. 811-07971

INDEPENDENT AUDITORS' REPORT

Board of Directors and Shareholders of
MetLife Investors Insurance Company and
Contract Owners of MetLife Investors Variable Life Account One

We have audited the accompanying statement of assets and liabilities of each of the sub-accounts (as disclosed in Note 1 to the financial statements) comprising MetLife Investors Variable Life Account One (the Separate Account) of MetLife Investors Insurance Company as of December 31, 2002, the related statements of operations and changes in net assets for each of the periods in the three year period then ended, and the financial highlights as of December 31, 2002 and 2001, and for each of the periods then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the sub-accounts of MetLife Investors Variable Life Account One of MetLife Investors Insurance Company as of December 31, 2002, the results of their operations and changes in their net assets for each of the periods in the three year period then ended, and their financial highlights as of December 31, 2002 and 2001, and for each of the periods then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

St. Louis, Missouri
April 4, 2003

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Assets and Liabilities
December 31, 2002

Sub-account assets:
  Investments:
   Met Investors Series Trust (Met Investors or MIST):
    Lord Abbett Growth and Income Portfolio                     116,453 shares $2,196,295
    Lord Abbett Bond Debenture Portfolio                         35,746 shares    366,039
    Lord Abbett Developing Growth Portfolio                      37,654 shares    285,039
    Lord Abbett Mid-Cap Value Portfolio                          29,154 shares    420,112
    JP Morgan Quality Bond Portfolio                             20,006 shares    237,475
    JP Morgan Small Cap Stock Portfolio                          18,411 shares    170,486
    JP Morgan Enhanced Index Portfolio                           60,033 shares    656,165
    JP Morgan Select Equity Portfolio                            55,095 shares    522,855
    JP Morgan International Equity Portfolio                     19,787 shares    143,653
    MIST AIM Mid Cap Core Equity Portfolio                          149 shares      1,470
    MIST AIM Small Cap Stock Portfolio                              278 shares      2,403
    MIST Third Ave Small Cap Val Portfolio                           79 shares        655
    Janus Aggressive Growth Portfolio                               247 shares      1,325
    MFS Research International Portfolio                          2,127 shares     15,934
    MFS Mid Cap Growth Portfolio                                    416 shares      1,938
    Oppenheimer Capital Appreciation Portfolio                      911 shares      5,893
    PIMCO Innovation Portfolio                                      183 shares        560
    PIMCO Money Market Portfolio                              1,086,367 shares  1,086,367
    PIMCO Total Return Portfolio                                  2,496 shares     28,304
    Met Putnam Research Portfolio                                 4,642 shares     29,851
    MIST SSR Concentrated International Portfolio                   156 shares      1,387
   Metropolitan Life Series (MetLife):
    Stock Index Portfolio                                         9,336 shares    218,551
   General American Capital Company (GACC):
    Money Market Fund                                             8,501 shares    188,272
   Russell Insurance Funds (Russell):
    Multi-Style Equity Fund                                           7 shares         60
    Aggressive Equity Fund                                            8 shares         75
    Non-US Fund                                                       8 shares         60
    Core Bond Fund                                                   12 shares        126
    Real Estate Securities Fund                                      12 shares        131
   AIM Variable Insurance Funds, Inc. (AIM):
    V.I. Premier Equity Fund                                      5,424 shares     87,982
    V.I. Capital Appreciation Fund                               13,195 shares    216,789
    V.I. International Growth Fund                                1,948 shares     24,327
   Alliance Variable Products Series Fund, Inc. (Alliance):
    Premier Growth Portfolio                                      1,288 shares     22,472
    Bernstein Real Estate Investment Portfolio                      942 shares     10,850
   Liberty Variable Investment Trust (Liberty):
    Newport Tiger Fund, Variable Series                              44 shares         64
   Goldman Sachs Variable Insurance Trust (Goldman Sachs):
    Growth and Income Fund                                           14 shares        110
    International Equity Fund                                        36 shares        258
   Scudder Variable Series II (Scudder II):
    Small Cap Growth Portfolio                                      301 shares      2,571
    SVS Dreman Small Cap Value Portfolio                             11 shares        131
    Government Securities Portfolio                                  18 shares        226

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Assets and Liabilities
December 31, 2002

Sub-account assets (continued):
  Investments (continued):
   MFS Variable Insurance Trust (MFS):
    Research Series                                                    1,376 shares $   14,831
    Investors Trust Series                                             1,246 shares     16,780
    Emerging Growth Series                                               157 shares      1,870
    High Income Series                                                    19 shares        168
    Strategic Income Series                                              938 shares      9,877
    New Discovery Series                                                  10 shares        101
   Oppenheimer Variable Account Funds (Oppenheimer):
    Capital Appreciation Fund                                             79 shares      2,094
    Main Street Growth & Income Fund                                      37 shares        564
    High Income Fund                                                      13 shares         97
    Bond Fund                                                          1,095 shares     12,385
    Strategic Bond Fund                                                   25 shares        115
   Putnam Variable Trust (Putnam):
    Growth and Income Fund                                             1,781 shares     33,398
    New Value Fund                                                        10 shares        105
    VT Vista Fund                                                      1,280 shares     10,153
    International Growth Fund                                            581 shares      5,898
    International New Opportunities Fund                                 863 shares      7,261
   Franklin Templeton Variable Insurance Products Trust (Templeton):
    Templeton Global Income Securities Fund                            4,878 shares     66,676
    Franklin Small Cap Fund                                            5,294 shares     67,705
    Templeton Growth Securities Fund                                     362 shares      3,138
    Templeton Foreign Securities Fund                                  3,808 shares     36,211
    Templeton Developing Markets Securities Fund                       1,730 shares      8,150
    Templeton Mutual Shares Securities Fund                              491 shares      5,936
    Franklin Large Cap Growth Securities Fund                          5,446 shares     60,446
   New England Zenith Fund (New England Zenith):
    Davis Venture Value Fund                                           1,282 shares     24,853
    Harris Oakmark Focused Value Fund                                     40 shares      6,832
    Jennison Growth Portfolio                                             83 shares        638
                                                                                    ----------
      Total assets                                                                  $7,343,543
                                                                                    ==========

Sub-account liabilities:
  Due to/(from) general account, net:
   Met Investors Lord Abbett Growth and Income Portfolio                            $       25
   Met Investors Lord Abbett Bond Debenture Portfolio                                       27
   Met Investors Lord Abbett Developing Growth Portfolio                                    29
   Met Investors Lord Abbett Mid-Cap Value Portfolio                                        59
   Met Investors JP Morgan Quality Bond Portfolio                                           32
   Met Investors JP Morgan Small Cap Stock Portfolio                                         1
   Met Investors JP Morgan Enhanced Index Portfolio                                         19
   Met Investors JP Morgan Select Equity Portfolio                                           2
   Met Investors JP Morgan International Equity Portfolio                                    1
   Met Investors MIST AIM Mid Cap Core Equity Portfolio                                      2
   Met Investors MIST AIM Small Cap Stock Portfolio                                          4

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Assets and Liabilities
December 31, 2002

Sub-account liabilities (continued):
  Due to/(from) general account, net (continued):
   Met Investors MIST Third Ave Small Cap Val Portfolio              $        -
   Met Investors Janus Aggressive Growth Portfolio                            3
   Met Investors MFS Research International Portfolio                        20
   Met Investors MFS Mid Cap Growth Portfolio                                 3
   Met Investors Oppenheimer Capital Appreciation Portfolio                   8
   Met Investors PIMCO Innovation Portfolio                                   1
   Met Investors PIMCO Money Market Portfolio                                 5
   Met Investors PIMCO Total Return Portfolio                                35
   Met Investors Met Putnam Research Portfolio                               22
   Met Investors MIST SSR Concentrated International Portfolio                2
   MetLife Stock Index Portfolio                                             15
   GACC Money Market Fund                                                    12
   Russell Multi-Style Equity Fund                                            1
   Russell Aggressive Equity Fund                                             1
   Russell Non-US Fund                                                        1
   Russell Core Bond Fund                                                     1
   Russell Real Estate Securities Fund                                        2
   AIM V.I. Premier Equity Fund                                              (6)
   AIM V.I. Capital Appreciation Fund                                        (6)
   AIM V.I. International Growth Fund                                        (6)
   Alliance Premier Growth Portfolio                                        (32)
   AllianceBernstein Real Estate Investment Portfolio                        48
   Liberty Newport Tiger Fund, Variable                                       5
   Goldman Sachs Growth and Income Fund                                      35
   Goldman Sachs International Equity Fund                                    2
   Scudder II Small Cap Growth Portfolio                                     14
   Scudder II SVS Dreman Small Cap Value Portfolio                           23
   Scudder II Government Securities Portfolio                                 2
   MFS Research Series                                                       25
   MFS Investors Trust Series                                                26
   MFS Emerging Growth Series                                                23
   MFS High Income Series                                                    23
   MFS Strategic Income Series                                               39
   MFS New Discovery Series                                                   3
   Oppenheimer Capital Appreciation Fund                                      2
   Oppenheimer Main Street Growth & Income Fund                               1
   Oppenheimer High Income Fund                                               1
   Oppenheimer Bond Fund                                                     23
   Oppenheimer Strategic Bond Fund                                            1
   Putnam VT Growth and Income Fund                                          19
   Putnam VT New Value Fund                                                   1
   Putnam VT Vista Fund                                                       7
   Putnam VT International Growth Fund                                        8
   Putnam VT International New Opportunities Fund                           (17)
   Templeton Global Income Securities Fund                                    -
   Franklin Small Cap Fund                                                    2
   Templeton Growth Securities Fund                                           -
   Templeton Foreign Securities Fund                                         70

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Assets and Liabilities
December 31, 2002

Sub-account liabilities (continued):
  Due to/(from) general account, net (continued):
   Templeton Developing Markets Securities Fund                      $        8
   Templeton Mutual Shares Securities Fund                                   51
   Franklin Large Cap Growth Securities Fund                                  -
   New England Zenith Davis Venture Value Fund                               31
   New England Zenith Harris Oakmark Focused Value Fund                       9
   New England Zenith Jennison Growth Portfolio                               1
                                                                     ----------
      Total liabilities                                              $      769
                                                                     ==========

Sub-account net assets:
  Accumulation units:
   Met Investors Lord Abbett Growth and Income Portfolio              2,196,270
   Met Investors Lord Abbett Bond Debenture Portfolio                   366,012
   Met Investors Lord Abbett Developing Growth Portfolio                285,010
   Met Investors Lord Abbett Mid-Cap Value Portfolio                    420,053
   Met Investors JP Morgan Quality Bond Portfolio                       237,443
   Met Investors JP Morgan Small Cap Stock Portfolio                    170,485
   Met Investors JP Morgan Enhanced Index Portfolio                     656,146
   Met Investors JP Morgan Select Equity Portfolio                      522,853
   Met Investors JP Morgan International Equity Portfolio               143,652
   Met Investors MIST AIM Mid Cap Core Equity Portfolio                   1,468
   Met Investors MIST AIM Small Cap Stock Portfolio                       2,399
   Met Investors MIST Third Ave Small Cap Val Portfolio                     655
   Met Investors Janus Aggressive Growth Portfolio                        1,322
   Met Investors MFS Research International Portfolio                    15,914
   Met Investors MFS Mid Cap Growth Portfolio                             1,935
   Met Investors Oppenheimer Capital Appreciation Portfolio               5,885
   Met Investors PIMCO Innovation Portfolio                                 559
   Met Investors PIMCO Money Market Portfolio                         1,086,362
   Met Investors PIMCO Total Return Portfolio                            28,269
   Met Investors Met Putnam Research Portfolio                           29,829
   Met Investors MIST SSR Concentrated International Portfolio            1,385
   MetLife Stock Index Portfolio                                        218,536
   GACC Money Market Fund                                               188,260
   Russell Multi-Style Equity Fund                                           59
   Russell Aggressive Equity Fund                                            74
   Russell Non-US Fund                                                       59
   Russell Core Bond Fund                                                   125
   Russell Real Estate Securities Fund                                      129
   AIM V.I. Premier Equity Fund                                          87,988
   AIM V.I. Capital Appreciation Fund                                   216,795
   AIM V.I. International Growth Fund                                    24,333
   Alliance Premier Growth Portfolio                                     22,504
   AllianceBernstein Real Estate Investment Portfolio                    10,802
   Liberty Newport Tiger Fund, Variable                                      59
   Goldman Sachs Growth and Income Fund                                      75
   Goldman Sachs International Equity Fund                                  256

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Assets and Liabilities
December 31, 2002

    Sub-account net assets (continued):
      Accumulation units (continued):
       Scudder II Small Cap Growth Portfolio                      $    2,557
       Scudder II SVS Dreman Small Cap Value Portfolio                   108
       Scudder II Government Securities Portfolio                        224
       MFS Research Series                                            14,806
       MFS Investors Trust Series                                     16,754
       MFS Emerging Growth Series                                      1,847
       MFS High Income Series                                            145
       MFS Strategic Income Series                                     9,838
       MFS New Discovery Series                                           98
       Oppenheimer Capital Appreciation Fund                           2,092
       Oppenheimer Main Street Growth & Income Fund                      563
       Oppenheimer High Income Fund                                       96
       Oppenheimer Bond Fund                                          12,362
       Oppenheimer Strategic Bond Fund                                   114
       Putnam VT Growth and Income Fund                               33,379
       Putnam VT New Value Fund                                          104
       Putnam VT Vista Fund                                           10,146
       Putnam VT International Growth Fund                             5,890
       Putnam VT International New Opportunities Fund                  7,278
       Templeton Global Income Securities Fund                        66,676
       Franklin Small Cap Fund                                        67,703
       Templeton Growth Securities Fund                                3,138
       Templeton Foreign Securities Fund                              36,141
       Templeton Developing Markets Securities Fund                    8,142
       Templeton Mutual Shares Securities Fund                         5,885
       Franklin Large Cap Growth Securities Fund                      60,446
       New England Zenith Davis Venture Value Fund                    24,822
       New England Zenith Harris Oakmark Focused Value Fund            6,823
       New England Zenith Jennison Growth Portfolio                      637
                                                                  ----------
          Total net assets                                        $7,342,774
                                                                  ==========

See accompanying notes to financial statements.

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
Year ended December 31, 2002

                                                                                               Met Investors
                                                  ------------------------------------------------------------------------------
                                                    Lord Abbett
                                                      Growth         Lord Abbett      Lord Abbett    Lord Abbett     JP Morgan
                                                        and             Bond          Developing       Mid-Cap        Quality
                                                      Income          Debenture         Growth          Value          Bond
                                                  --------------    -------------    -------------  -------------  -------------
Investment income:
  Dividends                                       $       22,731           32,096                -          2,033         10,698
Expenses:
  Mortality and expense risk                                  94               26               99            100             59
                                                  --------------    -------------    -------------  -------------  -------------
    Net investment income (loss)                          22,637           32,070              (99)         1,933         10,639
                                                  --------------    -------------    -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares             (6,869)          (7,561)         (11,975)        17,638            478
  Realized gain distributions                            161,953                -                -         16,923              -
                                                  --------------    -------------    -------------  -------------  -------------
    Net realized gain (loss)                             155,084           (7,561)         (11,975)        34,561            478
                                                  --------------    -------------    -------------  -------------  -------------
Change in unrealized appreciation (depreciation)        (659,846)         (25,946)        (111,203)       (83,173)         7,877
                                                  --------------    -------------    -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $     (482,125)          (1,437)        (123,277)       (46,679)        18,994
                                                  ==============    =============    =============  =============  =============


                                                    JP Morgan
                                                      Small        JP Morgan
                                                       Cap         Enhanced
                                                      Stock          Index
                                                  -------------  -------------
Investment income:
  Dividends                                                 171          7,504
Expenses:
  Mortality and expense risk                                  -             65
                                                  -------------  -------------
    Net investment income (loss)                            171          7,439
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares            (2,323)       (29,848)
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                             (2,323)       (29,848)
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)        (44,578)      (204,632)
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                         (46,730)      (227,041)
                                                  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
Year ended December 31, 2002

                                                                       Met Investors
                        ----------------------------------------------------------------------------------------------------
                                                                                               MIST
                           JP Morgan        JP Morgan       MIST AIM        MIST AIM         Third Ave          Janus
                            Select        International   Mid Cap Core      Small Cap        Small Cap        Aggressive
                            Equity           Equity        Equity (a)       Stock (a)        Value (b)        Growth (a)
                        --------------    -------------  -------------    -------------    -------------    -------------
Investment income:
 Dividends              $        4,151                -              1                -                2                1
Expenses:
 Mortality and
   expense risk                      -                -              2                3                -                2
                        --------------    -------------  -------------    -------------    -------------    -------------
    Net investment
     income (loss)               4,151                -             (1)              (3)               2               (1)
                        --------------    -------------  -------------    -------------    -------------    -------------
Net realized gain
 (loss) on
 investments:
 Realized gain
   (loss) on sale
   of fund shares              (32,972)          (5,078)            (1)               1                -               (3)
 Realized gain
   distributions                     -                -              1                -                1                -
                        --------------    -------------  -------------    -------------    -------------    -------------
    Net realized
     gain (loss)               (32,972)          (5,078)             -                1                1               (3)
                        --------------    -------------  -------------    -------------    -------------    -------------
Change in
 unrealized
 appreciation
 (depreciation)               (169,232)         (23,402)           (18)             (19)             (21)             (71)
                        --------------    -------------  -------------    -------------    -------------    -------------
    Net increase
     (decrease) in
     net assets
     from operations    $     (198,053)         (28,480)           (19)             (21)             (18)             (75)
                        ==============    =============  =============    =============    =============    =============



                               MFS
                            Research
                        International (a)
                        -----------------
Investment income:
 Dividends                           26
Expenses:
 Mortality and
   expense risk                      20
                          -------------
    Net investment
     income (loss)                    6
                          -------------
Net realized gain
 (loss) on
 investments:
 Realized gain
   (loss) on sale
   of fund shares                     4
 Realized gain
   distributions                      -
                          -------------
    Net realized
     gain (loss)                      4
                          -------------
Change in
 unrealized
 appreciation
 (depreciation)                     657
                          -------------
    Net increase
     (decrease) in
     net assets
     from operations                667
                          =============

(a) For the period from February 1, 2002 to December 31, 2002.
(b) For the period from August 1, 2002 to December 31, 2002.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
Year ended December 31, 2002

                                                                       Met Investors
                        -------------------------------------------------------------------------------------------------

                             MFS            Oppenheimer                      PIMCO             PIMCO            Met
                           Mid Cap            Capital          PIMCO         Money             Total           Putnam
                          Growth (a)      Appreciation (a) Innovation (a)  Market (a)        Return (a)     Research (a)
                        --------------    ---------------- -------------- -------------    -------------    -------------
Investment income:
 Dividends              $            -                 3               -          2,337                -              150
Expenses:
 Mortality and
   expense risk                      3                 8               -          1,132               33               22
                        --------------     -------------   -------------  -------------    -------------    -------------
    Net investment
     income (loss)                  (3)               (5)              -          1,205              (33)             128
                        --------------     -------------   -------------  -------------    -------------    -------------
Net realized gain
 (loss) on
 investments:
 Realized gain
   (loss) on sale
   of fund shares                   (2)                9              (1)             -                3               15
 Realized gain
   distributions                    12                 -               -              -                -                -
                        --------------     -------------   -------------  -------------    -------------    -------------
    Net realized
     gain (loss)                    10                 9              (1)             -                3               15
                        --------------     -------------   -------------  -------------    -------------    -------------
Change in
 unrealized
 appreciation
 (depreciation)                    (46)              409            (114)             -              698              255
                        --------------     -------------   -------------  -------------    -------------    -------------
    Net increase
     (decrease) in
     net assets
     from operations    $          (39)              413            (115)         1,205              668              398
                        ==============     =============   =============  =============    =============    =============



                            MIST SSR
                          Concentrated
                        International (a)
                        -----------------
Investment income:
 Dividends                            2
Expenses:
 Mortality and
   expense risk                       2
                          -------------
    Net investment
     income (loss)                    -
                          -------------
Net realized gain
 (loss) on
 investments:
 Realized gain
   (loss) on sale
   of fund shares                    (3)
 Realized gain
   distributions                      -
                          -------------
    Net realized
     gain (loss)                     (3)
                          -------------
Change in
 unrealized
 appreciation
 (depreciation)                     (26)
                          -------------
    Net increase
     (decrease) in
     net assets
     from operations                (29)
                          =============

(a) For the period from February 1, 2002 to December 31, 2002.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
Year ended December 31, 2002


                                                      MetLife          GACC                                       Russell
                                                  --------------  -------------  --------------------------------------------------
                                                                                     Multi-
                                                       Stock          Money          Style          Aggressive
                                                     Index (a)        Market         Equity           Equity           Non-US
                                                  --------------  -------------  -------------    -------------    -------------
Investment income:
  Dividends                                       $            1          7,571              -                -                1
Expenses:
  Mortality and expense risk                                 421              1              -                -                -
                                                  --------------  -------------  -------------    -------------    -------------
    Net investment income (loss)                            (420)         7,570              -                -                1
                                                  --------------  -------------  -------------    -------------    -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares               (374)          (649)             -                -                -
  Realized gain distributions                                  1              -              -                -                -
                                                  --------------  -------------  -------------    -------------    -------------
    Net realized gain (loss)                                (373)          (649)             -                -                -
                                                  --------------  -------------  -------------    -------------    -------------
Change in unrealized appreciation (depreciation)         (18,985)        (3,383)           (18)             (18)             (11)
                                                  --------------  -------------  -------------    -------------    -------------
    Net increase (decrease) in net assets from
     operations                                   $      (19,778)         3,538            (18)             (18)             (10)
                                                  ==============  =============  =============    =============    =============


                                                                        Real
                                                      Core             Estate
                                                      Bond           Securities
                                                  -------------    -------------
Investment income:
  Dividends                                                   3                7
Expenses:
  Mortality and expense risk                                  1                1
                                                  -------------    -------------
    Net investment income (loss)                              2                6
                                                  -------------    -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 -                -
  Realized gain distributions                                 3                1
                                                  -------------    -------------
    Net realized gain (loss)                                  3                1
                                                  -------------    -------------
Change in unrealized appreciation (depreciation)              3               (3)
                                                  -------------    -------------
    Net increase (decrease) in net assets from
     operations                                               8                4
                                                  =============    =============

(a) For the period from February 1, 2002 to December 31, 2002.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
Year ended December 31, 2002

                                                                       AIM                                  Alliance
                                                  --------------------------------------------    ----------------------------
                                                                                                                     Alliance
                                                       V.I.            V.I.            V.I.                          Bernstein
                                                      Premier        Capital       International     Premier        Real Estate
                                                      Equity       Appreciation       Growth         Growth         Investment
                                                  --------------  -------------    -------------  -------------    -------------
Investment income:
  Dividends                                       $          355              -              159              -              328
Expenses:
  Mortality and expense risk                                  85             35                4            140               67
                                                  --------------  -------------    -------------  -------------    -------------
    Net investment income (loss)                             270            (35)             155           (140)             261
                                                  --------------  -------------    -------------  -------------    -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares            (11,343)       (12,357)            (717)        (3,270)             459
  Realized gain distributions                                  -              -                -              -                -
                                                  --------------  -------------    -------------  -------------    -------------
    Net realized gain (loss)                             (11,343)       (12,357)            (717)        (3,270)             459
                                                  --------------  -------------    -------------  -------------    -------------
Change in unrealized appreciation (depreciation)         (28,365)       (58,956)          (4,096)        (6,131)            (315)
                                                  --------------  -------------    -------------  -------------    -------------
    Net increase (decrease) in net assets from
     operations                                   $      (39,438)       (71,348)          (4,658)        (9,541)             405
                                                  ==============  =============    =============  =============    =============

                                                     Liberty     Goldman Sachs
                                                  -------------  -------------
                                                     Newport
                                                      Tiger         Growth
                                                       Fund           and
                                                     Variable       Income
                                                  -------------  -------------
Investment income:
  Dividends                                                   1              2
Expenses:
  Mortality and expense risk                                  4              8
                                                  -------------  -------------
    Net investment income (loss)                             (3)            (6)
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares              (651)          (653)
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                               (651)          (653)
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)            539            476
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                            (115)          (183)
                                                  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
Year ended December 31, 2002


                                             Goldman Sachs                                   Scudder II
                             --------------------------------------------    -------------------------------------------
                                                                                                SVS Dreman
                                                                                 Small            Small
                              International      Global          Internet         Cap              Cap        Government
                                 Equity        Income (c)     Tollkeeper (c)     Growth           Value       Securities
                             --------------  -------------    -------------- -------------    -------------  -------------
Investment income:
 Dividends                   $            3              -                -              -                5              6
Expenses:
 Mortality and expense
   risk                                   1             18                -             20                4              1
                             --------------  -------------    -------------  -------------    -------------  -------------
    Net investment income
     (loss)                               2            (18)               -            (20)               1              5
                             --------------  -------------    -------------  -------------    -------------  -------------
Net realized gain (loss)
 on investments:
 Realized gain (loss) on
   sale of fund shares                  (15)          (239)             (58)        (1,520)             286              -
 Realized gain
   distributions                          -              -                -              -                -              -
                             --------------  -------------    -------------  -------------    -------------  -------------
    Net realized gain
     (loss)                             (15)          (239)             (58)        (1,520)             286              -
                             --------------  -------------    -------------  -------------    -------------  -------------
Change in unrealized
 appreciation
 (depreciation)                         (27)           270               34           (153)            (288)             8
                             --------------  -------------    -------------  -------------    -------------  -------------
    Net increase
     (decrease) in net
     assets from
     operations              $          (40)            13              (24)        (1,693)              (1)            13
                             ==============  =============    =============  =============    =============  =============

                                  MFS
                             -------------



                                Research
                             -------------
Investment income:
 Dividends                              28
Expenses:
 Mortality and expense
   risk                                 75
                             -------------
    Net investment income
     (loss)                            (47)
                             -------------
Net realized gain (loss)
 on investments:
 Realized gain (loss) on
   sale of fund shares              (3,047)
 Realized gain
   distributions                         -
                             -------------
    Net realized gain
     (loss)                         (3,047)
                             -------------
Change in unrealized
 appreciation
 (depreciation)                       (927)
                             -------------
    Net increase
     (decrease) in net
     assets from
     operations                     (4,021)
                             =============

(c) For the period from January 1, 2002 to May 1, 2002.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
Year ended December 31, 2002


                                                                                     MFS
                                                  ------------------------------------------------------------------------


                                                    Investors        Emerging                       Strategic         New
                                                      Trust           Growth        High Income      Income        Discovery
                                                  ------------    -------------    -------------  -------------  -------------
Investment income:
  Dividends                                       $         79                -               81              4              -
Expenses:
  Mortality and expense risk                                92               13                5             36              -
                                                  ------------    -------------    -------------  -------------  -------------
    Net investment income (loss)                           (13)             (13)              76            (32)             -
                                                  ------------    -------------    -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares           (1,601)            (963)            (245)            20             (8)
  Realized gain distributions                                -                -                -              -              -
                                                  ------------    -------------    -------------  -------------  -------------
    Net realized gain (loss)                            (1,601)            (963)            (245)            20             (8)
                                                  ------------    -------------    -------------  -------------  -------------
Change in unrealized appreciation (depreciation)        (2,474)             (59)             159            634            (40)
                                                  ------------    -------------    -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $     (4,088)          (1,035)             (10)           622            (48)
                                                  ============    =============    =============  =============  =============

                                                           Oppenheimer
                                                  ----------------------------
                                                                  Main Street
                                                                    Growth
                                                     Capital           &
                                                   Appreciation     Income
                                                  -------------  -------------
Investment income:
  Dividends                                                   2              3
Expenses:
  Mortality and expense risk                                  5              3
                                                  -------------  -------------
    Net investment income (loss)                             (3)             -
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares               (14)            (3)
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                                (14)            (3)
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)           (105)           (95)
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                            (122)           (98)
                                                  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
Year ended December 31, 2002

                                                                                    Oppenheimer
                                                                    -------------------------------------------


                                                                         High                            Strategic
                                                                        Income            Bond             Bond
                                                                    --------------    -------------    -------------
Investment income:
 Dividends                                                          $           10              880                9
Expenses:
 Mortality and expense risk                                                      -               65                -
                                                                    --------------    -------------    -------------
    Net investment income (loss)                                                10              815                9
                                                                    --------------    -------------    -------------
Net realized gain (loss) on investments:
 Realized gain (loss) on sale of fund shares                                     -                3                -
 Realized gain distributions                                                     -                -                -
                                                                    --------------    -------------    -------------
    Net realized gain (loss)                                                     -                3                -
                                                                    --------------    -------------    -------------
Change in unrealized appreciation (depreciation)                               (13)             163               (1)
                                                                    --------------    -------------    -------------
    Net increase (decrease) in net assets from operations           $           (3)             981                8
                                                                    ==============    =============    =============

                                                                                              Putnam
                                                                    ----------------------------------------------------------

                                                                        Growth
                                                                         and            New                        International
                                                                        Income         Value            Vista         Growth
                                                                    -------------  -------------    -------------  -------------
Investment income:
 Dividends                                                                    536              1                -             70
Expenses:
 Mortality and expense risk                                                   186              -               59             36
                                                                    -------------  -------------    -------------  -------------
    Net investment income (loss)                                              350              1              (59)            34
                                                                    -------------  -------------    -------------  -------------
Net realized gain (loss) on investments:
 Realized gain (loss) on sale of fund shares                               (1,338)             -             (478)          (306)
 Realized gain distributions                                                  178              4                -              -
                                                                    -------------  -------------    -------------  -------------
    Net realized gain (loss)                                               (1,160)             4             (478)          (306)
                                                                    -------------  -------------    -------------  -------------
Change in unrealized appreciation (depreciation)                           (6,618)           (23)          (3,501)        (1,046)
                                                                    -------------  -------------    -------------  -------------
    Net increase (decrease) in net assets from operations                  (7,428)           (18)          (4,038)        (1,318)
                                                                    =============  =============    =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
Year ended December 31, 2002

                            Putnam                                               Templeton
                        --------------    -------------------------------------------------------------------------
                                           Templeton                                                   Templeton
                         International       Global        Franklin      Templeton      Templeton      Developing
                              New            Income         Small          Growth        Foreign        Markets
                         Opportunities     Securities        Cap         Securities     Securities     Securities
                        --------------    ------------- -------------  -------------  -------------  -------------
Investment income:
 Dividends              $           73              697           347             89            747            146
Expenses:
 Mortality and
   expense risk                     44                -             -              -             84             48
                        --------------    ------------- -------------  -------------  -------------  -------------
    Net investment
     income (loss)                  29              697           347             89            663             98
                        --------------    ------------- -------------  -------------  -------------  -------------
Net realized gain
 (loss) on
 investments:
 Realized gain
   (loss) on sale
   of fund shares                 (386)              95        (1,137)         1,124         (7,732)          (253)
 Realized gain
   distributions                     -                -             -             82              -              -
                        --------------    ------------- -------------  -------------  -------------  -------------
    Net realized
     gain (loss)                  (386)              95        (1,137)         1,206         (7,732)          (253)
                        --------------    ------------- -------------  -------------  -------------  -------------
Change in
 unrealized
 appreciation
 (depreciation)                   (850)          11,083       (26,259)        (1,461)        (1,763)           139
                        --------------    ------------- -------------  -------------  -------------  -------------
    Net increase
     (decrease) in
     net assets
     from operations    $       (1,207)          11,875       (27,049)          (166)        (8,832)           (16)
                        ==============    ============= =============  =============  =============  =============


                          Templeton
                            Mutual
                            Shares
                          Securities
                        -------------
Investment income:
 Dividends                         63
Expenses:
 Mortality and
   expense risk                    36
                        -------------
    Net investment
     income (loss)                 27
                        -------------
Net realized gain
 (loss) on
 investments:
 Realized gain
   (loss) on sale
   of fund shares                  (3)
 Realized gain
   distributions                  145
                        -------------
    Net realized
     gain (loss)                  142
                        -------------
Change in
 unrealized
 appreciation
 (depreciation)                (1,008)
                        -------------
    Net increase
     (decrease) in
     net assets
     from operations             (839)
                        =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
Year ended December 31, 2002

                                                    Templeton                  New England Zenith
                                                  --------------  -------------------------------------------
                                                     Franklin                       Harris
                                                    Large Cap         Davis         Oakmark
                                                      Growth         Venture        Focused        Jennison
                                                    Securities      Value (a)      Value (a)      Growth (b)       Total
                                                  --------------  -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $          564              1              -              -         94,778
Expenses:
  Mortality and expense risk                                   -             30              8              -          3,306
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                             564            (29)            (8)             -         91,472
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares             (1,112)            34              9              -       (126,930)
  Realized gain distributions                                  -              -              -              -        179,304
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                              (1,112)            34              9              -         52,374
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)         (17,701)         1,921            730            (36)    (1,481,001)
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $      (18,249)         1,926            731            (36)    (1,337,155)
                                                  ==============  =============  =============  =============  =============

(a) For the period from February 1, 2002 to December 31, 2002.
(b) For the period from August 1, 2002 to December 31, 2002.

See accompanying notes to financial statements.

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
Year ended December 31, 2002


                                                                                                   Met Investors
                                                     -----------------------------------------------------------------------------
                                                       Lord Abbett
                                                         Growth       Lord Abbett    Lord Abbett    Lord Abbett     JP Morgan
                                                           and           Bond        Developing       Mid-Cap        Quality
                                                         Income        Debenture       Growth          Value          Bond
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $       22,637         32,070            (99)         1,933         10,639
  Net realized gain (loss)                                  155,084         (7,561)       (11,975)        34,561            478
  Change in unrealized appreciation (depreciation)         (659,846)       (25,946)      (111,203)       (83,173)         7,877
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) from operations                (482,125)        (1,437)      (123,277)       (46,679)        18,994
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                    -              -              -              -              -
  MetLife Investors Insurance Company redemptions                 -              -              -              -              -
  Payments received from contract owners                      7,200          2,313            217            290             99
  Transfers between sub-accounts (including fixed
   account), net                                             59,719         15,932           (365)         9,934         19,325
  Transfers for contract benefits, terminations and
   insurance charges                                       (210,313)       (29,917)       (30,358)       (33,237)        (4,984)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                 (143,394)       (11,672)       (30,506)       (23,013)        14,440
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                  (625,519)       (13,109)      (153,783)       (69,692)        33,434
Net assets at beginning of period                         2,821,789        379,121        438,793        489,745        204,009
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $    2,196,270        366,012        285,010        420,053        237,443
                                                     ==============  =============  =============  =============  =============


                                                       JP Morgan
                                                         Small        JP Morgan
                                                          Cap         Enhanced
                                                         Stock          Index
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                 171          7,439
  Net realized gain (loss)                                  (2,323)       (29,848)
  Change in unrealized appreciation (depreciation)         (44,578)      (204,632)
                                                     -------------  -------------
    Net increase (decrease) from operations                (46,730)      (227,041)
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                   -              -
  MetLife Investors Insurance Company redemptions                -              -
  Payments received from contract owners                        49          3,664
  Transfers between sub-accounts (including fixed
   account), net                                            10,021        (37,030)
  Transfers for contract benefits, terminations and
   insurance charges                                        (7,266)       (29,531)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                   2,804        (62,897)
                                                     -------------  -------------
    Net increase (decrease) in net assets                  (43,926)      (289,938)
Net assets at beginning of period                          214,411        946,084
                                                     -------------  -------------
Net assets at end of period                                170,485        656,146
                                                     =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
Year ended December 31, 2002

                                                                                          Met Investors
                                           ---------------------------------------------------------------------------
                                                                                                            MIST
                                              JP Morgan      JP Morgan       MIST AIM      MIST AIM       Third Ave
                                               Select      International   Mid Cap Core    Small Cap      Small Cap
                                               Equity         Equity        Equity (a)     Stock (a)      Value (b)
                                           --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)              $        4,151              -             (1)            (3)             2
 Net realized gain (loss)                         (32,972)        (5,078)             -              1              1
 Change in unrealized appreciation
   (depreciation)                                (169,232)       (23,402)           (18)           (19)           (21)
                                           --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) from
     operations                                  (198,053)       (28,480)           (19)           (21)           (18)
                                           --------------  -------------  -------------  -------------  -------------
Contract transactions:
 MetLife Investors Insurance Company
   payments                                             -              -            100            100            100
 MetLife Investors Insurance Company
   redemptions                                          -              -              -              -              -
 Payments received from contract owners                 -             89            413            688              -
 Transfers between sub-accounts
   (including fixed account), net                     232          2,858            974          1,632            574
 Transfers for contract benefits,
   terminations and insurance charges             (60,265)        (7,079)             -              -             (1)
                                           --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net
     assets from contract transactions            (60,033)        (4,132)         1,487          2,420            673
                                           --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net
     assets                                      (258,086)       (32,612)         1,468          2,399            655
Net assets at beginning of period                 780,939        176,264              -              -              -
                                           --------------  -------------  -------------  -------------  -------------
Net assets at end of period                $      522,853        143,652          1,468          2,399            655
                                           ==============  =============  =============  =============  =============



                                               Janus             MFS
                                             Aggressive       Research
                                             Growth (a)   International (a)
                                           -------------  -----------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)                         (1)               6
 Net realized gain (loss)                             (3)               4
 Change in unrealized appreciation
   (depreciation)                                    (71)             657
                                           -------------    -------------
    Net increase (decrease) from
     operations                                      (75)             667
                                           -------------    -------------
Contract transactions:
 MetLife Investors Insurance Company
   payments                                          100              100
 MetLife Investors Insurance Company
   redemptions                                         -                -
 Payments received from contract owners              550            1,651
 Transfers between sub-accounts
   (including fixed account), net                    747           13,496
 Transfers for contract benefits,
   terminations and insurance charges                  -                -
                                           -------------    -------------
    Net increase (decrease) in net
     assets from contract transactions             1,397           15,247
                                           -------------    -------------
    Net increase (decrease) in net
     assets                                        1,322           15,914
Net assets at beginning of period                      -                -
                                           -------------    -------------
Net assets at end of period                        1,322           15,914
                                           =============    =============

(a) For the period from February 1, 2002 to December 31, 2002.
(b) For the period from August 1, 2002 to December 31, 2002.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
Year ended December 31, 2002

                                                                                            Met Investors
                                           ---------------------------------------------------------------------------------

                                                MFS          Oppenheimer                       PIMCO
                                              Mid Cap          Capital          PIMCO          Money             PIMCO
                                             Growth (a)    Appreciation (a) Innovation (a)   Market (a)     Total Return (a)
                                           --------------  ---------------- -------------- -------------    ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)              $           (3)             (5)              -          1,205               (33)
 Net realized gain (loss)                              10               9              (1)             -                 3
 Change in unrealized appreciation
   (depreciation)                                     (46)            409            (114)             -               698
                                           --------------   -------------   -------------  -------------     -------------
    Net increase (decrease) from
     operations                                       (39)            413            (115)         1,205               668
                                           --------------   -------------   -------------  -------------     -------------
Contract transactions:
 MetLife Investors Insurance Company
   payments                                           100             100             100            100               100
 MetLife Investors Insurance Company
   redemptions                                          -               -               -              -                 -
 Payments received from contract owners               550             459               -      1,571,990             1,628
 Transfers between sub-accounts
   (including fixed account), net                   1,324           4,913             574       (486,856)           25,873
 Transfers for contract benefits,
   terminations and insurance charges                   -               -               -            (77)                -
                                           --------------   -------------   -------------  -------------     -------------
    Net increase (decrease) in net
     assets from contract transactions              1,974           5,472             674      1,085,157            27,601
                                           --------------   -------------   -------------  -------------     -------------
    Net increase (decrease) in net
     assets                                         1,935           5,885             559      1,086,362            28,269
Net assets at beginning of period                       -               -               -              -                 -
                                           --------------   -------------   -------------  -------------     -------------
Net assets at end of period                $        1,935           5,885             559      1,086,362            28,269
                                           ==============   =============   =============  =============     =============



                                               Met           MIST SSR
                                              Putnam       Concentrated
                                           Research (a)  International (a)
                                           ------------- -----------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)                        128               -
 Net realized gain (loss)                             15              (3)
 Change in unrealized appreciation
   (depreciation)                                    255             (26)
                                           -------------   -------------
    Net increase (decrease) from
     operations                                      398             (29)
                                           -------------   -------------
Contract transactions:
 MetLife Investors Insurance Company
   payments                                          100             100
 MetLife Investors Insurance Company
   redemptions                                         -               -
 Payments received from contract owners              917             275
 Transfers between sub-accounts
   (including fixed account), net                 28,414           1,040
 Transfers for contract benefits,
   terminations and insurance charges                  -              (1)
                                           -------------   -------------
    Net increase (decrease) in net
     assets from contract transactions            29,431           1,414
                                           -------------   -------------
    Net increase (decrease) in net
     assets                                       29,829           1,385
Net assets at beginning of period                      -               -
                                           -------------   -------------
Net assets at end of period                       29,829           1,385
                                           =============   =============

(a) For the period from February 1, 2002 to December 31, 2002.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
Year ended December 31, 2002

                                     MetLife          GACC                                       Russell
                                 --------------  -------------  ----------------------------------------------------------

                                                                    Multi-
                                      Stock          Money          Style        Aggressive                      Core
                                    Index (a)        Market         Equity         Equity         Non-US         Bond
                                 --------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss)    $         (420)         7,570              -              -              1              2
 Net realized gain (loss)                  (373)          (649)             -              -              -              3
 Change in unrealized
   appreciation (depreciation)          (18,985)        (3,383)           (18)           (18)           (11)             3
                                 --------------  -------------  -------------  -------------  -------------  -------------
    Net increase (decrease)
     from operations                    (19,778)         3,538            (18)           (18)           (10)             8
                                 --------------  -------------  -------------  -------------  -------------  -------------
Contract transactions:
 MetLife Investors Insurance
   Company payments                         100            200              -              -              -              -
 MetLife Investors Insurance
   Company redemptions                        -              -              -              -              -              -
 Payments received from
   contract owners                          550             50              -              -              -              -
 Transfers between
   sub-accounts (including
   fixed account), net                  237,664         (1,223)             -              -              -              2
 Transfers for contract
   benefits, terminations and
   insurance charges                          -         (6,354)             -              -             (1)             -
                                 --------------  -------------  -------------  -------------  -------------  -------------
    Net increase (decrease)
     in net assets from
     contract transactions              238,314         (7,327)             -              -             (1)             2
                                 --------------  -------------  -------------  -------------  -------------  -------------
    Net increase (decrease)
     in net assets                      218,536         (3,789)           (18)           (18)           (11)            10
Net assets at beginning of
 period                                       -        192,049             77             92             70            115
                                 --------------  -------------  -------------  -------------  -------------  -------------
Net assets at end of period      $      218,536        188,260             59             74             59            125
                                 ==============  =============  =============  =============  =============  =============



                                      Real
                                     Estate
                                   Securities
                                 -------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss)                6
 Net realized gain (loss)                    1
 Change in unrealized
   appreciation (depreciation)              (3)
                                 -------------
    Net increase (decrease)
     from operations                         4
                                 -------------
Contract transactions:
 MetLife Investors Insurance
   Company payments                          -
 MetLife Investors Insurance
   Company redemptions                       -
 Payments received from
   contract owners                           -
 Transfers between
   sub-accounts (including
   fixed account), net                       -
 Transfers for contract
   benefits, terminations and
   insurance charges                         -
                                 -------------
    Net increase (decrease)
     in net assets from
     contract transactions                   -
                                 -------------
    Net increase (decrease)
     in net assets                           4
Net assets at beginning of
 period                                    125
                                 -------------
Net assets at end of period                129
                                 =============

(a) For the period from February 1, 2002 to December 31, 2002.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
Year ended December 31, 2002


                                                                          AIM                                Alliance
                                                     --------------------------------------------  ----------------------------
                                                                                                                    Alliance
                                                                          V.I.          V.I.                        Bernstein
                                                          V.I.          Capital     International     Premier      Real Estate
                                                     Premier Equity   Appreciation     Growth         Growth       Investment
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $          270            (35)           155           (140)           261
  Net realized gain (loss)                                  (11,343)       (12,357)          (717)        (3,270)           459
  Change in unrealized appreciation (depreciation)          (28,365)       (58,956)        (4,096)        (6,131)          (315)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) from operations                 (39,438)       (71,348)        (4,658)        (9,541)           405
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                    -              -              -              -              -
  MetLife Investors Insurance Company redemptions                 -              -              -              -              -
  Payments received from contract owners                     10,197          3,784             98          5,113            301
  Transfers between sub-accounts (including fixed
   account), net                                            (15,254)        (6,677)            38         (2,022)        (1,963)
  Transfers for contract benefits, terminations and
   insurance charges                                         (6,695)       (10,558)        (1,456)        (1,927)          (952)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  (11,752)       (13,451)        (1,320)         1,164         (2,614)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                   (51,190)       (84,799)        (5,978)        (8,377)        (2,209)
Net assets at beginning of period                           139,178        301,594         30,311         30,881         13,011
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $       87,988        216,795         24,333         22,504         10,802
                                                     ==============  =============  =============  =============  =============

                                                        Liberty       Goldman Sachs
                                                     -------------    -------------
                                                        Newport
                                                         Tiger           Growth
                                                          Fund             and
                                                        Variable         Income
                                                     -------------    -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                  (3)              (6)
  Net realized gain (loss)                                    (651)            (653)
  Change in unrealized appreciation (depreciation)             539              476
                                                     -------------    -------------
    Net increase (decrease) from operations                   (115)            (183)
                                                     -------------    -------------
Contract transactions:
  MetLife Investors Insurance Company payments                   -                -
  MetLife Investors Insurance Company redemptions                -                -
  Payments received from contract owners                         -                -
  Transfers between sub-accounts (including fixed
   account), net                                              (405)            (629)
  Transfers for contract benefits, terminations and
   insurance charges                                          (799)          (1,709)
                                                     -------------    -------------
    Net increase (decrease) in net assets from
     contract transactions                                  (1,204)          (2,338)
                                                     -------------    -------------
    Net increase (decrease) in net assets                   (1,319)          (2,521)
Net assets at beginning of period                            1,378            2,596
                                                     -------------    -------------
Net assets at end of period                                     59               75
                                                     =============    =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
Year ended December 31, 2002

                                                                                    Goldman Sachs
                                                                    --------------------------------------------  --------------

                                                                                                                      Small
                                                                     International      Global        Internet         Cap
                                                                        Equity        Income (c)   Tollkeeper (c)     Growth
                                                                    --------------  -------------  -------------- -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)                                       $            2            (18)             -            (20)
 Net realized gain (loss)                                                      (15)          (239)           (58)        (1,520)
 Change in unrealized appreciation (depreciation)                              (27)           270             34           (153)
                                                                    --------------  -------------  -------------  -------------
   Net increase (decrease) from operations                                     (40)            13            (24)        (1,693)
                                                                    --------------  -------------  -------------  -------------
Contract transactions:
 MetLife Investors Insurance Company payments                                    -              -              -              -
 MetLife Investors Insurance Company redemptions                                 -           (111)           (35)             -
 Payments received from contract owners                                        238              -             59              -
 Transfers between sub-accounts (including fixed account), net                (103)       (10,132)          (109)          (294)
 Transfers for contract benefits, terminations and insurance
   charges                                                                     (23)             -            (32)          (755)
                                                                    --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from contract
     transactions                                                              112        (10,243)          (117)        (1,049)
                                                                    --------------  -------------  -------------  -------------
   Net increase (decrease) in net assets                                        72        (10,230)          (141)        (2,742)
Net assets at beginning of period                                              184         10,230            141          5,299
                                                                    --------------  -------------  -------------  -------------
Net assets at end of period                                         $          256              -              -          2,557
                                                                    ==============  =============  =============  =============

                                                                         MFS
                                                                    -------------
                                                                      SVS Dreman
                                                                        Small
                                                                         Cap         Government
                                                                        Value        Securities      Research
                                                                    -------------  -------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)                                                   1              5            (47)
 Net realized gain (loss)                                                     286              -         (3,047)
 Change in unrealized appreciation (depreciation)                            (288)             8           (927)
                                                                    -------------  -------------  -------------
   Net increase (decrease) from operations                                     (1)            13         (4,021)
                                                                    -------------  -------------  -------------
Contract transactions:
 MetLife Investors Insurance Company payments                                   -              -              -
 MetLife Investors Insurance Company redemptions                                -              -              -
 Payments received from contract owners                                         -             99          9,787
 Transfers between sub-accounts (including fixed account), net               (542)           (39)        (2,989)
 Transfers for contract benefits, terminations and insurance
   charges                                                                   (804)             -         (2,933)
                                                                    -------------  -------------  -------------
    Net increase (decrease) in net assets from contract
     transactions                                                          (1,346)            60          3,865
                                                                    -------------  -------------  -------------
   Net increase (decrease) in net assets                                   (1,347)            73           (156)
Net assets at beginning of period                                           1,455            151         14,962
                                                                    -------------  -------------  -------------
Net assets at end of period                                                   108            224         14,806
                                                                    =============  =============  =============

(c) For the period from January 1, 2002 to May 1, 2002.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
Year ended December 31, 2002


                                                                     MFS
                                 --------------------------------------------------------------------------


                                    Investors       Emerging         High        Strategic           New
                                      Trust          Growth         Income        Income          Discovery
                                 --------------  -------------  -------------  -------------    -------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss)    $          (13)           (13)            76            (32)               -
 Net realized gain (loss)                (1,601)          (963)          (245)            20               (8)
 Change in unrealized
   appreciation (depreciation)           (2,474)           (59)           159            634              (40)
                                 --------------  -------------  -------------  -------------    -------------
    Net increase (decrease)
     from operations                     (4,088)        (1,035)           (10)           622              (48)
                                 --------------  -------------  -------------  -------------    -------------
Contract transactions:
 MetLife Investors Insurance
   Company payments                           -              -              -              -                -
 MetLife Investors Insurance
   Company redemptions                        -              -              -              -                -
 Payments received from
   contract owners                        9,211          1,280             66              -               72
 Transfers between
   sub-accounts (including
   fixed account), net                   (4,012)          (671)          (356)         9,108              (30)
 Transfers for contract
   benefits, terminations and
   insurance charges                     (2,395)          (824)          (930)            (2)              (2)
                                 --------------  -------------  -------------  -------------    -------------
    Net increase (decrease)
     in net assets from
     contract transactions                2,804           (215)        (1,220)         9,106               40
                                 --------------  -------------  -------------  -------------    -------------
    Net increase (decrease)
     in net assets                       (1,284)        (1,250)        (1,230)         9,728               (8)
Net assets at beginning of
 period                                  18,038          3,097          1,375            110              106
                                 --------------  -------------  -------------  -------------    -------------
Net assets at end of period      $       16,754          1,847            145          9,838               98
                                 ==============  =============  =============  =============    =============

                                          Oppenheimer
                                 ----------------------------
                                                 Main Street
                                                   Growth
                                    Capital           &
                                  Appreciation     Income
                                 -------------  -------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss)               (3)             -
 Net realized gain (loss)                  (14)            (3)
 Change in unrealized
   appreciation (depreciation)            (105)           (95)
                                 -------------  -------------
    Net increase (decrease)
     from operations                      (122)           (98)
                                 -------------  -------------
Contract transactions:
 MetLife Investors Insurance
   Company payments                          -              -
 MetLife Investors Insurance
   Company redemptions                       -              -
 Payments received from
   contract owners                       1,219            527
 Transfers between
   sub-accounts (including
   fixed account), net                     680           (202)
 Transfers for contract
   benefits, terminations and
   insurance charges                         -              -
                                 -------------  -------------
    Net increase (decrease)
     in net assets from
     contract transactions               1,899            325
                                 -------------  -------------
    Net increase (decrease)
     in net assets                       1,777            227
Net assets at beginning of
 period                                    315            336
                                 -------------  -------------
Net assets at end of period              2,092            563
                                 =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
Year ended December 31, 2002


                                                                                          Oppenheimer
                                                                         --------------------------------------------


                                                                              High                        Strategic
                                                                             Income           Bond          Bond
                                                                         --------------  -------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)                                            $           10            815              9
 Net realized gain (loss)                                                             -              3              -
 Change in unrealized appreciation (depreciation)                                   (13)           163             (1)
                                                                         --------------  -------------  -------------
    Net increase (decrease) from operations                                          (3)           981              8
                                                                         --------------  -------------  -------------
Contract transactions:
 MetLife Investors Insurance Company payments                                         -              -              -
 MetLife Investors Insurance Company redemptions                                      -              -              -
 Payments received from contract owners                                               -             51              -
 Transfers between sub-accounts (including fixed account), net                        -           (452)             -
 Transfers for contract benefits, terminations and insurance charges                  -            (68)             -
                                                                         --------------  -------------  -------------
    Net increase (decrease) in net assets from contract transactions                  -           (469)             -
                                                                         --------------  -------------  -------------
    Net increase (decrease) in net assets                                            (3)           512              8
Net assets at beginning of period                                                    99         11,850            106
                                                                         --------------  -------------  -------------
Net assets at end of period                                              $           96         12,362            114
                                                                         ==============  =============  =============

                                                                                                   Putnam
                                                                         ----------------------------------------------

                                                                             Growth
                                                                              and              New
                                                                             Income           Value          Vista
                                                                         -------------    -------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)                                                      350                1            (59)
 Net realized gain (loss)                                                       (1,160)               4           (478)
 Change in unrealized appreciation (depreciation)                               (6,618)             (23)        (3,501)
                                                                         -------------    -------------  -------------
    Net increase (decrease) from operations                                     (7,428)             (18)        (4,038)
                                                                         -------------    -------------  -------------
Contract transactions:
 MetLife Investors Insurance Company payments                                        -                -              -
 MetLife Investors Insurance Company redemptions                                     -                -              -
 Payments received from contract owners                                         13,893                -          1,517
 Transfers between sub-accounts (including fixed account), net                  (5,869)               -            541
 Transfers for contract benefits, terminations and insurance charges            (3,166)              (1)           (18)
                                                                         -------------    -------------  -------------
    Net increase (decrease) in net assets from contract transactions             4,858               (1)         2,040
                                                                         -------------    -------------  -------------
    Net increase (decrease) in net assets                                       (2,570)             (19)        (1,998)
Net assets at beginning of period                                               35,949              123         12,144
                                                                         -------------    -------------  -------------
Net assets at end of period                                                     33,379              104         10,146
                                                                         =============    =============  =============




                                                                         International
                                                                            Growth
                                                                         -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)                                                       34
 Net realized gain (loss)                                                         (306)
 Change in unrealized appreciation (depreciation)                               (1,046)
                                                                         -------------
    Net increase (decrease) from operations                                     (1,318)
                                                                         -------------
Contract transactions:
 MetLife Investors Insurance Company payments                                        -
 MetLife Investors Insurance Company redemptions                                     -
 Payments received from contract owners                                            282
 Transfers between sub-accounts (including fixed account), net                    (526)
 Transfers for contract benefits, terminations and insurance charges               (20)
                                                                         -------------
    Net increase (decrease) in net assets from contract transactions              (264)
                                                                         -------------
    Net increase (decrease) in net assets                                       (1,582)
Net assets at beginning of period                                                7,472
                                                                         -------------
Net assets at end of period                                                      5,890
                                                                         =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
Year ended December 31, 2002


                            Putnam                                             Templeton
                        --------------  --------------------------------------------------------------------------------------
                                          Templeton                                                   Templeton      Templeton
                         International      Global        Franklin      Templeton       Templeton     Developing       Mutual
                              New           Income         Small          Growth         Foreign       Markets         Shares
                         Opportunities    Securities        Cap         Securities      Securities    Securities     Securities
                        --------------  -------------  -------------  -------------    -----------  -------------  -------------
Increase (decrease)
 in net assets from
 operations:
 Net investment
   income (loss)        $           29            697            347             89            663             98             27
 Net realized gain
   (loss)                         (386)            95         (1,137)         1,206         (7,732)          (253)           142
 Change in
   unrealized
   appreciation
   (depreciation)                 (850)        11,083        (26,259)        (1,461)        (1,763)           139         (1,008)
                        --------------  -------------  -------------  -------------    -----------  -------------  -------------
    Net increase
     (decrease)
     from operations            (1,207)        11,875        (27,049)          (166)        (8,832)           (16)          (839)
                        --------------  -------------  -------------  -------------    -----------  -------------  -------------
Contract
 transactions:
 MetLife Investors
   Insurance
   Company payments                  -              -              -              -              -              -              -
 MetLife Investors
   Insurance
   Company
   redemptions                       -              -              -              -              -              -              -
 Payments received
   from contract
   owners                            -              -              -              -            451            333            273
 Transfers between
   sub-accounts
   (including fixed
   account), net                  (285)             -            851        (22,447)        (1,204)        (1,021)          (688)
 Transfers for
   contract
   benefits,
   terminations and
   insurance charges                 -         (1,444)        (1,822)        (2,048)        (1,905)           (19)             -
                        --------------  -------------  -------------  -------------    -----------  -------------  -------------
    Net increase
     (decrease) in
     net assets
     from contract
     transactions                 (285)        (1,444)          (971)       (24,495)        (2,658)          (707)          (415)
                        --------------  -------------  -------------  -------------    -----------  -------------  -------------
    Net increase
     (decrease) in
     net assets                 (1,492)        10,431        (28,020)       (24,661)       (11,490)          (723)        (1,254)
 Net assets at
   beginning of
   period                        8,770         56,245         95,723         27,799         47,631          8,865          7,139
                        --------------  -------------  -------------  -------------    -----------  -------------  -------------
 Net assets at end
   of period            $        7,278         66,676         67,703          3,138         36,141          8,142          5,885
                        ==============  =============  =============  =============    ===========  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
Year ended December 31, 2002

                                             Templeton                  New England Zenith
                                           --------------  -------------------------------------------
                                              Franklin                       Harris
                                             Large Cap         Davis         Oakmark
                                               Growth         Venture        Focused        Jennison
                                             Securities      Value (a)      Value (a)      Growth (b)         Total
                                           --------------  -------------  -------------  -------------    -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)              $          564            (29)            (8)             -           91,472
 Net realized gain (loss)                          (1,112)            34              9              -           52,374
 Change in unrealized appreciation
   (depreciation)                                 (17,701)         1,921            730            (36)      (1,481,001)
                                           --------------  -------------  -------------  -------------    -------------
    Net increase (decrease) from
     operations                                   (18,249)         1,926            731            (36)      (1,337,155)
                                           --------------  -------------  -------------  -------------    -------------
Contract transactions:
 MetLife Investors Insurance Company
   payments                                             -            100            100            100            1,800
 MetLife Investors Insurance Company
   redemptions                                          -              -              -              -             (146)
 Payments received from contract owners                 -          3,210            734              -        1,656,437
 Transfers between sub-accounts
   (including fixed account), net                   1,503         19,586          5,258            574         (131,008)
 Transfers for contract benefits,
   terminations and insurance charges              (1,603)             -              -             (1)        (464,295)
                                           --------------  -------------  -------------  -------------    -------------
    Net increase (decrease) in net
     assets from contract transactions               (100)        22,896          6,092            673        1,062,788
                                           --------------  -------------  -------------  -------------    -------------
    Net increase (decrease) in net
     assets                                       (18,349)        24,822          6,823            637         (274,367)
Net assets at beginning of period                  78,795              -              -              -        7,617,141
                                           --------------  -------------  -------------  -------------    -------------
Net assets at end of period                $       60,446         24,822          6,823            637        7,342,774
                                           ==============  =============  =============  =============    =============

(a) For the period from February 1, 2002 to December 31, 2002.
(b) For the period from August 1, 2002 to December 31, 2002.

See accompanying notes to financial statements.

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
Year ended December 31, 2001


                                                                 Met Investors
                    -------------------------------------------------------------------------------------------------------
                      Lord Abbett                                                                                  JP Morgan
                        Growth       Lord Abbett    Lord Abbett       Large       Lord Abbett     JP Morgan          Small
                          and           Bond        Developing         Cap          Mid-Cap        Quality            Cap
                        Income        Debenture       Growth       Research (a)      Value          Bond             Stock
                    --------------  -------------  -------------  -------------  -------------  -------------    -------------
Investment
 income:
 Dividends          $       25,250         29,672              -          3,962          2,635          9,520              489
Expenses:
 Mortality and
   expense risk                 34              4            115              2            126             58                -
                    --------------  -------------  -------------  -------------  -------------  -------------    -------------
    Net
     investment
     income
     (loss)                 25,216         29,668           (115)         3,960          2,509          9,462              489
                    --------------  -------------  -------------  -------------  -------------  -------------    -------------
Net realized
 gain (loss) on
 investments:
 Realized gain
   (loss) on
   sale of fund
   shares                   10,571           (579)        (7,273)        72,020         41,552            636          (10,018)
 Realized gain
   distributions                 -              -              -         16,236         48,742              -           39,230
                    --------------  -------------  -------------  -------------  -------------  -------------    -------------
    Net
     realized
     gain (loss)            10,571           (579)        (7,273)        88,256         90,294            636           29,212
                    --------------  -------------  -------------  -------------  -------------  -------------    -------------
Change in
 unrealized
 appreciation
 (depreciation)           (188,902)       (15,919)       (26,922)       (97,284)       (47,938)         3,023          (57,071)
                    --------------  -------------  -------------  -------------  -------------  -------------    -------------
    Net
     increase
     (decrease)
     in net
     assets
     from
     operations     $     (153,115)        13,170        (34,310)        (5,068)        44,865         13,121          (27,370)
                    ==============  =============  =============  =============  =============  =============    =============

(a) For the period from January 1, 2001 to February 12, 2001.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
Year ended December 31, 2001


                                                                               Met Investors                      GACC
                                                               --------------------------------------------  -------------
                                                                  JP Morgan      JP Morgan      JP Morgan
                                                                  Enhanced        Select      International      Money
                                                                    Index         Equity         Equity          Market
                                                               --------------  -------------  -------------  -------------
Investment income:
 Dividends                                                     $        8,313          3,948          2,433              -
Expenses:
 Mortality and expense risk                                                64              -              -              1
                                                               --------------  -------------  -------------  -------------
    Net investment income (loss)                                        8,249          3,948          2,433             (1)
                                                               --------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
 Realized gain (loss) on sale of fund shares                          (22,041)       (14,566)        (1,510)       (17,799)
 Realized gain distributions                                                -         17,895         23,089              -
                                                               --------------  -------------  -------------  -------------
    Net realized gain (loss)                                          (22,041)         3,329         21,579        (17,799)
                                                               --------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)                     (115,111)       (62,170)       (67,422)        32,965
                                                               --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from operations      $     (128,903)       (54,893)       (43,410)        15,165
                                                               ==============  =============  =============  =============

                                                                                 Russell
                                                               -------------------------------------------
                                                                   Multi-
                                                                   Style        Aggressive
                                                                   Equity         Equity         Non-US
                                                               -------------  -------------  -------------
Investment income:
 Dividends                                                                 -              -              -
Expenses:
 Mortality and expense risk                                                -              -              -
                                                               -------------  -------------  -------------
    Net investment income (loss)                                           -              -              -
                                                               -------------  -------------  -------------
Net realized gain (loss) on investments:
 Realized gain (loss) on sale of fund shares                               -              -              -
 Realized gain distributions                                               2              -              -
                                                               -------------  -------------  -------------
    Net realized gain (loss)                                               2              -              -
                                                               -------------  -------------  -------------
Change in unrealized appreciation (depreciation)                         (14)            (2)           (20)
                                                               -------------  -------------  -------------
    Net increase (decrease) in net assets from operations                (12)            (2)           (20)
                                                               =============  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
Year ended December 31, 2001


                                           Russell                                AIM
                                 ---------------------------- -------------------------------------------

                                                    Real                          V.I.          V.I.
                                      Core         Estate          V.I.         Capital     International
                                      Bond       Securities   Premier Equity  Appreciation     Growth
                                 -------------- ------------- -------------- -------------  -------------
Investment income:
 Dividends                       $            7             6           185              -            103
Expenses:
 Mortality and expense risk                   -             1            88             29             10
                                 -------------- ------------- -------------  -------------  -------------
    Net investment income
     (loss)                                   7             5            97            (29)            93
                                 -------------- ------------- -------------  -------------  -------------
Net realized gain (loss) on
 investments:
 Realized gain (loss) on sale
   of fund shares                             -             -       (10,790)        (9,834)          (375)
 Realized gain distributions                  1             2         2,810         24,291            808
                                 -------------- ------------- -------------  -------------  -------------
    Net realized gain (loss)                  1             2        (7,980)        14,457            433
                                 -------------- ------------- -------------  -------------  -------------
Change in unrealized
 appreciation (depreciation)                  1             1       (14,400)       (96,769)        (7,050)
                                 -------------- ------------- -------------  -------------  -------------
    Net increase (decrease)
     in net assets from
     operations                  $            9             8       (22,283)       (82,341)        (6,524)
                                 ============== ============= =============  =============  =============

                                           Alliance
                                 ----------------------------
                                                  Alliance
                                                  Bernstein
                                    Premier      Real Estate
                                    Growth       Investment
                                 -------------  -------------
Investment income:
 Dividends                                   -            478
Expenses:
 Mortality and expense risk                168             73
                                 -------------  -------------
    Net investment income
     (loss)                               (168)           405
                                 -------------  -------------
Net realized gain (loss) on
 investments:
 Realized gain (loss) on sale
   of fund shares                       (1,631)           176
 Realized gain distributions             1,598              -
                                 -------------  -------------
    Net realized gain (loss)               (33)           176
                                 -------------  -------------
Change in unrealized
 appreciation (depreciation)            (6,103)           718
                                 -------------  -------------
    Net increase (decrease)
     in net assets from
     operations                         (6,304)         1,299
                                 =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
Year ended December 31, 2001

                           Liberty                             Goldman Sachs                                 Scudder II
                        --------------  ----------------------------------------------------------  ----------------------------
                           Newport                                                                                   SVS Dreman
                            Tiger           Growth                                                      Small          Small
                             Fund            and       International      Global        Internet         Cap            Cap
                           Variable         Income        Equity          Income       Tollkeeper       Growth         Value
                        --------------  -------------  -------------  -------------  -------------  -------------  -------------
Investment income:
 Dividends              $           12             13              2            381              -              -              -
Expenses:
 Mortality and
   expense risk                      9             19              -             55              -             33             11
                        --------------  -------------  -------------  -------------  -------------  -------------  -------------
    Net investment
     income (loss)                   3             (6)             2            326              -            (33)           (11)
                        --------------  -------------  -------------  -------------  -------------  -------------  -------------
Net realized gain
 (loss) on
 investments:
 Realized gain
   (loss) on sale
   of fund shares                 (216)          (269)           (17)            (1)           (33)          (479)           172
 Realized gain
   distributions                     -              -              1              -              -            923              -
                        --------------  -------------  -------------  -------------  -------------  -------------  -------------
    Net realized
     gain (loss)                  (216)          (269)           (16)            (1)           (33)           444            172
                        --------------  -------------  -------------  -------------  -------------  -------------  -------------
Change in
 unrealized
 appreciation
 (depreciation)                   (192)          (155)           (15)            82              -         (2,746)           149
                        --------------  -------------  -------------  -------------  -------------  -------------  -------------
    Net increase
     (decrease) in
     net assets
     from operations    $         (405)          (430)           (29)           407            (33)        (2,335)           310
                        ==============  =============  =============  =============  =============  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
Year ended December 31, 2001


                          Scudder II                                              MFS
                        -------------- ----------------------------------------------------------------------------------------
                          Government                    Investors       Emerging         High        Strategic         New
                          Securities      Research        Trust          Growth         Income        Income        Discovery
                        -------------- -------------  -------------  -------------  -------------  -------------  -------------
Investment income:
 Dividends              $            5             1             72              -            173              4              -
Expenses:
 Mortality and
   expense risk                      -            75             98             17             10              -              -
                        -------------- -------------  -------------  -------------  -------------  -------------  -------------
    Net investment
     income (loss)                   5           (74)           (26)           (17)           163              4              -
                        -------------- -------------  -------------  -------------  -------------  -------------  -------------
Net realized gain
 (loss) on
 investments:
 Realized gain
   (loss) on sale
   of fund shares                    -        (1,010)          (576)          (420)          (100)             2             (7)
 Realized gain
   distributions                     -         1,324            371            207              -              -              3
                        -------------- -------------  -------------  -------------  -------------  -------------  -------------
    Net realized
     gain (loss)                     -           314           (205)          (213)          (100)             2             (4)
                        -------------- -------------  -------------  -------------  -------------  -------------  -------------
Change in
 unrealized
 appreciation
 (depreciation)                      5        (3,673)        (3,106)        (1,057)           (20)            (1)            (5)
                        -------------- -------------  -------------  -------------  -------------  -------------  -------------
    Net increase
     (decrease) in
     net assets
     from operations    $           10        (3,433)        (3,337)        (1,287)            43              5             (9)
                        ============== =============  =============  =============  =============  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
Year ended December 31, 2001


                                                                                  Oppenheimer
                                                  --------------------------------------------------------------------------
                                                                   Main Street
                                                                     Growth
                                                     Capital            &             High                         Strategic
                                                   Appreciation      Income          Income            Bond          Bond
                                                  --------------  -------------  -------------    -------------  -------------
Investment income:
  Dividends                                       $            1              2             10              889              3
Expenses:
  Mortality and expense risk                                   -              1              -               66              -
                                                  --------------  -------------  -------------    -------------  -------------
    Net investment income (loss)                               1              1             10              823              3
                                                  --------------  -------------  -------------    -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 (4)            (9)             -               20              -
  Realized gain distributions                                 14              -              -                -              4
                                                  --------------  -------------  -------------    -------------  -------------
    Net realized gain (loss)                                  10             (9)             -               20              4
                                                  --------------  -------------  -------------    -------------  -------------
Change in unrealized appreciation (depreciation)             (28)           (18)            (8)             (25)            (1)
                                                  --------------  -------------  -------------    -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $          (17)           (26)             2              818              6
                                                  ==============  =============  =============    =============  =============

                                                             Putnam
                                                  ----------------------------

                                                      Growth
                                                       and            New
                                                      Income         Value
                                                  -------------  -------------
Investment income:
  Dividends                                                 482              1
Expenses:
  Mortality and expense risk                                182              1
                                                  -------------  -------------
    Net investment income (loss)                            300              -
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                15              -
  Realized gain distributions                               336              3
                                                  -------------  -------------
    Net realized gain (loss)                                351              3
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)         (3,291)            (1)
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                          (2,640)             2
                                                  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
Year ended December 31, 2001


                                           Putnam                                              Templeton
                        --------------------------------------------  ----------------------------------------------
                                                                        Templeton
                                                       International      Global          Franklin      Templeton
                                        International       New           Income           Small          Growth
                             Vista         Growth      Opportunities    Securities          Cap         Securities
                        --------------  -------------  -------------  -------------    -------------  -------------
Investment income:
 Dividends              $            -             27              -          1,686              486            129
Expenses:
 Mortality and
   expense risk                     68             41             54              -                -              -
                        --------------  -------------  -------------  -------------    -------------  -------------
    Net investment
     income (loss)                 (68)           (14)           (54)         1,686              486            129
                        --------------  -------------  -------------  -------------    -------------  -------------
Net realized gain
 (loss) on
 investments:
 Realized gain
   (loss) on sale
   of fund shares                 (389)          (108)          (306)           (14)            (724)           (45)
 Realized gain
   distributions                 1,422            831              -              -                -          1,074
                        --------------  -------------  -------------  -------------    -------------  -------------
    Net realized
     gain (loss)                 1,033            723           (306)           (14)            (724)         1,029
                        --------------  -------------  -------------  -------------    -------------  -------------
Change in
 unrealized
 appreciation
 (depreciation)                 (6,568)        (2,458)        (3,307)          (109)         (13,409)           710
                        --------------  -------------  -------------  -------------    -------------  -------------
    Net increase
     (decrease) in
     net assets
     from operations    $       (5,603)        (1,749)        (3,667)         1,563          (13,647)         1,868
                        ==============  =============  =============  =============    =============  =============



                          Templeton
                           Foreign
                          Securities
                        -------------
Investment income:
 Dividends                      1,550
Expenses:
 Mortality and
   expense risk                   100
                        -------------
    Net investment
     income (loss)              1,450
                        -------------
Net realized gain
 (loss) on
 investments:
 Realized gain
   (loss) on sale
   of fund shares                (432)
 Realized gain
   distributions               11,612
                        -------------
    Net realized
     gain (loss)               11,180
                        -------------
Change in
 unrealized
 appreciation
 (depreciation)               (21,450)
                        -------------
    Net increase
     (decrease) in
     net assets
     from operations           (8,820)
                        =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
Year ended December 31, 2001


                                                                    Templeton
                                                  --------------------------------------------
                                                    Templeton       Templeton       Franklin
                                                    Developing        Mutual       Large Cap
                                                     Markets          Shares         Growth
                                                    Securities      Securities     Securities         Total
                                                  --------------  -------------  -------------    -------------
Investment income:
  Dividends                                       $           88            176            462           93,656
Expenses:
  Mortality and expense risk                                  49             45              -            1,707
                                                  --------------  -------------  -------------    -------------
    Net investment income (loss)                              39            131            462           91,949
                                                  --------------  -------------  -------------    -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares               (103)           288           (501)          23,273
  Realized gain distributions                                  -            577         18,668          212,074
                                                  --------------  -------------  -------------    -------------
    Net realized gain (loss)                                (103)           865         18,167          235,347
                                                  --------------  -------------  -------------    -------------
Change in unrealized appreciation (depreciation)            (774)          (311)       (29,126)        (857,297)
                                                  --------------  -------------  -------------    -------------
    Net increase (decrease) in net assets from
     operations                                   $         (838)           685        (10,497)        (530,001)
                                                  ==============  =============  =============    =============

See accompanying notes to financial statements.

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
Year ended December 31, 2001


                                                                               Met Investors
                                 ------------------------------------------------------------------------------------------
                                   Lord Abbett
                                     Growth       Lord Abbett    Lord Abbett       Large       Lord Abbett     JP Morgan
                                       and           Bond        Developing         Cap          Mid-Cap        Quality
                                     Income        Debenture       Growth       Research (a)      Value          Bond
                                 --------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss)    $       25,216         29,668           (115)         3,960          2,509          9,462
 Net realized gain (loss)                10,571           (579)        (7,273)        88,256         90,294            636
 Change in unrealized
   appreciation (depreciation)         (188,902)       (15,919)       (26,922)       (97,284)       (47,938)         3,023
                                 --------------  -------------  -------------  -------------  -------------  -------------
    Net increase (decrease)
     from operations                   (153,115)        13,170        (34,310)        (5,068)        44,865         13,121
                                 --------------  -------------  -------------  -------------  -------------  -------------
Contract transactions:
 MetLife Investors Insurance
   Company payments                           -              -              -              -              -              -
 MetLife Investors Insurance
   Company redemptions                        -              -              -           (114)             -              -
 Payments received from
   contract owners                        5,747            229          1,538              -            201             60
 Transfers between
   sub-accounts (including
   fixed account), net                  910,997         25,797         12,865       (640,440)        63,449         27,275
 Transfers for contract
   benefits, terminations and
   insurance charges                   (176,801)        (8,980)        (9,534)        (1,489)      (106,476)       (11,406)
                                 --------------  -------------  -------------  -------------  -------------  -------------
    Net increase (decrease)
     in net assets from
     contract transactions              739,943         17,046          4,869       (642,043)       (42,826)        15,929
                                 --------------  -------------  -------------  -------------  -------------  -------------
    Net increase (decrease)
     in net assets                      586,828         30,216        (29,441)      (647,111)         2,039         29,050
 Net assets at beginning of
   period                             2,234,961        348,905        468,234        647,111        487,706        174,959
                                 --------------  -------------  -------------  -------------  -------------  -------------
 Net assets at end of period     $    2,821,789        379,121        438,793              -        489,745        204,009
                                 ==============  =============  =============  =============  =============  =============


                                   JP Morgan
                                     Small
                                      Cap
                                     Stock
                                 -------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss)              489
 Net realized gain (loss)               29,212
 Change in unrealized
   appreciation (depreciation)         (57,071)
                                 -------------
    Net increase (decrease)
     from operations                   (27,370)
                                 -------------
Contract transactions:
 MetLife Investors Insurance
   Company payments                          -
 MetLife Investors Insurance
   Company redemptions                       -
 Payments received from
   contract owners                          30
 Transfers between
   sub-accounts (including
   fixed account), net                  24,015
 Transfers for contract
   benefits, terminations and
   insurance charges                   (73,381)
                                 -------------
    Net increase (decrease)
     in net assets from
     contract transactions             (49,336)
                                 -------------
    Net increase (decrease)
     in net assets                     (76,706)
 Net assets at beginning of
   period                              291,117
                                 -------------
 Net assets at end of period           214,411
                                 =============

(a) For the period from January 1, 2001 to February 12, 2001.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
Year ended December 31, 2001


                                                                     Met Investors                      GACC
                                                     --------------------------------------------  -------------  --------------

                                                                       JP Morgan      JP Morgan                       Multi-
                                                       JP Morgan        Select      International      Money          Style
                                                     Enhanced Index     Equity         Equity          Market         Equity
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $        8,249          3,948          2,433             (1)             -
  Net realized gain (loss)                                  (22,041)         3,329         21,579        (17,799)             2
  Change in unrealized appreciation (depreciation)         (115,111)       (62,170)       (67,422)        32,965            (14)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) from operations                (128,903)       (54,893)       (43,410)        15,165            (12)
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                    -              -              -            100              -
  MetLife Investors Insurance Company redemptions                 -              -              -              -              -
  Payments received from contract owners                      6,642              -             54        348,828              -
  Transfers between sub-accounts (including fixed
   account), net                                             82,240         19,036         21,745       (814,189)             -
  Transfers for contract benefits, terminations and
   insurance charges                                        (99,373)       (84,274)        (4,798)        (8,549)            (1)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  (10,491)       (65,238)        17,001       (473,810)            (1)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                  (139,394)      (120,131)       (26,409)      (458,645)           (13)
Net assets at beginning of period                         1,085,478        901,070        202,673        650,694             90
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $      946,084        780,939        176,264        192,049             77
                                                     ==============  =============  =============  =============  =============




                                                       Aggressive
                                                         Equity         Non-US
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                   -              -
  Net realized gain (loss)                                       -              -
  Change in unrealized appreciation (depreciation)              (2)           (20)
                                                     -------------  -------------
    Net increase (decrease) from operations                     (2)           (20)
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                   -              -
  MetLife Investors Insurance Company redemptions                -              -
  Payments received from contract owners                         -              -
  Transfers between sub-accounts (including fixed
   account), net                                                 -              -
  Transfers for contract benefits, terminations and
   insurance charges                                            (1)             -
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                      (1)             -
                                                     -------------  -------------
    Net increase (decrease) in net assets                       (3)           (20)
Net assets at beginning of period                               95             90
                                                     -------------  -------------
Net assets at end of period                                     92             70
                                                     =============  =============


See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
Year ended December 31, 2001


                                   Russell                                AIM
                        ----------------------------- -------------------------------------------

                                            Real                          V.I.          V.I.
                             Core          Estate          V.I.         Capital     International
                             Bond        Securities   Premier Equity  Appreciation     Growth
                        --------------  ------------- -------------- -------------  -------------
Increase (decrease)
 in net assets from
 operations:
 Net investment
   income (loss)        $            7              5            97            (29)            93
 Net realized gain
   (loss)                            1              2        (7,980)        14,457            433
 Change in
   unrealized
   appreciation
   (depreciation)                    1              1       (14,400)       (96,769)        (7,050)
                        --------------  ------------- -------------  -------------  -------------
    Net increase
     (decrease)
     from operations                 9              8       (22,283)       (82,341)        (6,524)
                        --------------  ------------- -------------  -------------  -------------
Contract
 transactions:
 MetLife Investors
   Insurance
   Company payments                  -              -             -              -              -
 MetLife Investors
   Insurance
   Company
   redemptions                       -              -             -              -              -
 Payments received
   from contract
   owners                            -              -         3,777          5,305             85
 Transfers between
   sub-accounts
   (including fixed
   account), net                     -              -        19,959        104,263         25,910
 Transfers for
   contract
   benefits,
   terminations and
   insurance charges                (2)             -        (3,236)        (7,111)          (568)
                        --------------  ------------- -------------  -------------  -------------
    Net increase
     (decrease) in
     net assets
     from contract
     transactions                   (2)             -        20,500        102,457         25,427
                        --------------  ------------- -------------  -------------  -------------
    Net increase
     (decrease) in
     net assets                      7              8        (1,783)        20,116         18,903
Net assets at
 beginning of period               108            117       140,961        281,478         11,408
                        --------------  ------------- -------------  -------------  -------------
Net assets at end
 of period              $          115            125       139,178        301,594         30,311
                        ==============  ============= =============  =============  =============

                                  Alliance
                        ----------------------------
                                         Alliance
                                         Bernstein
                           Premier      Real Estate
                           Growth       Investment
                        -------------  -------------
Increase (decrease)
 in net assets from
 operations:
 Net investment
   income (loss)                 (168)           405
 Net realized gain
   (loss)                         (33)           176
 Change in
   unrealized
   appreciation
   (depreciation)              (6,103)           718
                        -------------  -------------
    Net increase
     (decrease)
     from operations           (6,304)         1,299
                        -------------  -------------
Contract
 transactions:
 MetLife Investors
   Insurance
   Company payments                 -              -
 MetLife Investors
   Insurance
   Company
   redemptions                      -              -
 Payments received
   from contract
   owners                       6,064            232
 Transfers between
   sub-accounts
   (including fixed
   account), net                   21         (2,183)
 Transfers for
   contract
   benefits,
   terminations and
   insurance charges               89             (2)
                        -------------  -------------
    Net increase
     (decrease) in
     net assets
     from contract
     transactions               6,174         (1,953)
                        -------------  -------------
    Net increase
     (decrease) in
     net assets                  (130)          (654)
Net assets at
 beginning of period           31,011         13,665
                        -------------  -------------
Net assets at end
 of period                     30,881         13,011
                        =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
Year ended December 31, 2001

                           Liberty                             Goldman Sachs
                        --------------  -----------------------------------------------------------
                           Newport
                            Tiger           Growth
                             Fund            and       International      Global         Internet
                           Variable         Income        Equity          Income        Tollkeeper
                        --------------  -------------  -------------  --------------  -------------
Increase (decrease)
 in net assets from
 operations:
 Net investment
   income (loss)        $            3             (6)             2             326              -
 Net realized gain
   (loss)                         (216)          (269)           (16)             (1)           (33)
 Change in
   unrealized
   appreciation
   (depreciation)                 (192)          (155)           (15)             82              -
                        --------------  -------------  -------------  --------------  -------------
    Net increase
     (decrease)
     from operations              (405)          (430)           (29)            407            (33)
                        --------------  -------------  -------------  --------------  -------------
Contract
 transactions:
 MetLife Investors
   Insurance
   Company payments                  -              -              -               -              -
 MetLife Investors
   Insurance
   Company
   redemptions                       -              -              -               -              -
 Payments received
   from contract
   owners                            -              -            245           1,337            209
 Transfers between
   sub-accounts
   (including fixed
   account), net                  (421)        (1,445)          (119)           (764)          (102)
 Transfers for
   contract
   benefits,
   terminations and
   insurance charges                 4              6             (1)             (2)             2
                        --------------  -------------  -------------  --------------  -------------
    Net increase
     (decrease) in
     net assets
     from contract
     transactions                 (417)        (1,439)           125             571            109
                        --------------  -------------  -------------  --------------  -------------
    Net increase
     (decrease) in
     net assets                   (822)        (1,869)            96             978             76
Net assets at
 beginning of period             2,200          4,465             88           9,252             65
                        --------------  -------------  -------------  --------------  -------------
Net assets at end
 of period              $        1,378          2,596            184  $       10,230            141
                        ==============  =============  =============  ==============  =============

                                 Scudder II
                        ----------------------------
                                         SVS Dreman
                            Small          Small
                             Cap            Cap
                            Growth         Value
                        -------------  -------------
Increase (decrease)
 in net assets from
 operations:
 Net investment
   income (loss)                  (33)           (11)
 Net realized gain
   (loss)                         444            172
 Change in
   unrealized
   appreciation
   (depreciation)              (2,746)           149
                        -------------  -------------
    Net increase
     (decrease)
     from operations           (2,335)           310
                        -------------  -------------
Contract
 transactions:
 MetLife Investors
   Insurance
   Company payments                 -              -
 MetLife Investors
   Insurance
   Company
   redemptions                      -              -
 Payments received
   from contract
   owners                           -              -
 Transfers between
   sub-accounts
   (including fixed
   account), net                 (410)        (1,267)
 Transfers for
   contract
   benefits,
   terminations and
   insurance charges               12              1
                        -------------  -------------
    Net increase
     (decrease) in
     net assets
     from contract
     transactions                (398)        (1,266)
                        -------------  -------------
    Net increase
     (decrease) in
     net assets                (2,733)          (956)
Net assets at
 beginning of period            8,032          2,411
                        -------------  -------------
Net assets at end
 of period                      5,299          1,455
                        =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
Year ended December 31, 2001


                          Scudder II                                               MFS
                        --------------  ----------------------------------------------------------------------------------------
                          Government                     Investors       Emerging         High        Strategic         New
                          Securities       Research        Trust          Growth         Income        Income        Discovery
                        --------------  -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease)
 in net assets from
 operations:
 Net investment
   income (loss)        $            5            (74)           (26)           (17)           163              4              -
 Net realized gain
   (loss)                            -            314           (205)          (213)          (100)             2             (4)
 Change in
   unrealized
   appreciation
   (depreciation)                    5         (3,673)        (3,106)        (1,057)           (20)            (1)            (5)
                        --------------  -------------  -------------  -------------  -------------  -------------  -------------
    Net increase
     (decrease)
     from operations                10         (3,433)        (3,337)        (1,287)            43              5             (9)
                        --------------  -------------  -------------  -------------  -------------  -------------  -------------
Contract
 transactions:
 MetLife Investors
   Insurance
   Company payments                  -              -              -              -              -              -              -
 MetLife Investors
   Insurance
   Company
   redemptions                       -              -              -              -              -              -              -
 Payments received
   from contract
   owners                           60          1,980            101          1,111             63              -              -
 Transfers between
   sub-accounts
   (including fixed
   account), net                   (25)         5,591          4,623            708           (988)             -             30
 Transfers for
   contract
   benefits,
   terminations and
   insurance charges                (3)            87             62             19              1              -             (1)
                        --------------  -------------  -------------  -------------  -------------  -------------  -------------
    Net increase
     (decrease) in
     net assets
     from contract
     transactions                   32          7,658          4,786          1,838           (924)             -             29
                        --------------  -------------  -------------  -------------  -------------  -------------  -------------
    Net increase
     (decrease) in
     net assets                     42          4,225          1,449            551           (881)             5             20
Net assets at
 beginning of period               109         10,737         16,589          2,546          2,256            105             86
                        --------------  -------------  -------------  -------------  -------------  -------------  -------------
Net assets at end
 of period              $          151         14,962         18,038          3,097          1,375            110            106
                        ==============  =============  =============  =============  =============  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
Year ended December 31, 2001

                                                                           Oppenheimer
                                           --------------------------------------------------------------------------
                                                              Main Street
                                                                Growth
                                              Capital              &             High                       Strategic
                                            Appreciation        Income          Income          Bond          Bond
                                           --------------    -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)              $            1                1             10            823              3
 Net realized gain (loss)                              10               (9)             -             20              4
 Change in unrealized appreciation
   (depreciation)                                     (28)             (18)            (8)           (25)            (1)
                                           --------------    -------------  -------------  -------------  -------------
    Net increase (decrease) from
     operations                                       (17)             (26)             2            818              6
                                           --------------    -------------  -------------  -------------  -------------
Contract transactions:
 MetLife Investors Insurance Company
   payments                                             -                -              -              -              -
 MetLife Investors Insurance Company
   redemptions                                          -                -              -              -              -
 Payments received from contract owners               342              314              -            101              -
 Transfers between sub-accounts
   (including fixed account), net                    (173)            (263)             -           (427)             -
 Transfers for contract benefits,
   terminations and insurance charges                  21               15              -             (5)            (2)
                                           --------------    -------------  -------------  -------------  -------------
    Net increase (decrease) in net
     assets from contract transactions                190               66              -           (331)            (2)
                                           --------------    -------------  -------------  -------------  -------------
    Net increase (decrease) in net
     assets                                           173               40              2            487              4
Net assets at beginning of period                     142              296             97         11,363            102
                                           --------------    -------------  -------------  -------------  -------------
Net assets at end of period                $          315              336             99         11,850            106
                                           ==============    =============  =============  =============  =============

                                                      Putnam
                                           ----------------------------

                                               Growth
                                                and            New
                                               Income         Value
                                           -------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)                        300              -
 Net realized gain (loss)                            351              3
 Change in unrealized appreciation
   (depreciation)                                 (3,291)            (1)
                                           -------------  -------------
    Net increase (decrease) from
     operations                                   (2,640)             2
                                           -------------  -------------
Contract transactions:
 MetLife Investors Insurance Company
   payments                                            -              -
 MetLife Investors Insurance Company
   redemptions                                         -              -
 Payments received from contract owners            6,220              -
 Transfers between sub-accounts
   (including fixed account), net                  4,107              -
 Transfers for contract benefits,
   terminations and insurance charges                 92              1
                                           -------------  -------------
    Net increase (decrease) in net
     assets from contract transactions            10,419              1
                                           -------------  -------------
    Net increase (decrease) in net
     assets                                        7,779              3
Net assets at beginning of period                 28,170            120
                                           -------------  -------------
Net assets at end of period                       35,949            123
                                           =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
Year ended December 31, 2001

                                                                        Putnam
                                                     --------------------------------------------  --------------
                                                                                                     Templeton
                                                                                    International      Global
                                                                     International       New           Income
                                                          Vista         Growth      Opportunities    Securities
                                                     --------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $          (68)           (14)           (54)         1,686
  Net realized gain (loss)                                    1,033            723           (306)           (14)
  Change in unrealized appreciation (depreciation)           (6,568)        (2,458)        (3,307)          (109)
                                                     --------------  -------------  -------------  -------------
    Net increase (decrease) from operations                  (5,603)        (1,749)        (3,667)         1,563
                                                     --------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                    -              -              -              -
  MetLife Investors Insurance Company redemptions                 -              -              -              -
  Payments received from contract owners                      1,032            201              -              -
  Transfers between sub-accounts (including fixed
   account), net                                                983          2,283           (296)         7,994
  Transfers for contract benefits, terminations and
   insurance charges                                             12             12             14         (1,201)
                                                     --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                    2,027          2,496           (282)         6,793
                                                     --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                    (3,576)           747         (3,949)         8,356
Net assets at beginning of period                            15,720          6,725         12,719         47,889
                                                     --------------  -------------  -------------  -------------
Net assets at end of period                          $       12,144          7,472          8,770         56,245
                                                     ==============  =============  =============  =============



                                                        Franklin      Templeton      Templeton
                                                         Small          Growth        Foreign
                                                          Cap         Securities     Securities
                                                     -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                 486            129          1,450
  Net realized gain (loss)                                    (724)         1,029         11,180
  Change in unrealized appreciation (depreciation)         (13,409)           710        (21,450)
                                                     -------------  -------------  -------------
    Net increase (decrease) from operations                (13,647)         1,868         (8,820)
                                                     -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                   -              -              -
  MetLife Investors Insurance Company redemptions                -              -              -
  Payments received from contract owners                         -              -            372
  Transfers between sub-accounts (including fixed
   account), net                                            31,487         18,902          2,056
  Transfers for contract benefits, terminations and
   insurance charges                                        (2,137)          (319)          (758)
                                                     -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  29,350         18,583          1,670
                                                     -------------  -------------  -------------
    Net increase (decrease) in net assets                   15,703         20,451         (7,150)
Net assets at beginning of period                           80,020          7,348         54,781
                                                     -------------  -------------  -------------
Net assets at end of period                                 95,723         27,799         47,631
                                                     =============  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
Year ended December 31, 2001

                                                                       Templeton
                                                     --------------------------------------------
                                                       Templeton                       Franklin
                                                       Developing      Templeton      Large Cap
                                                        Markets      Mutual Shares      Growth
                                                       Securities     Securities      Securities       Total
                                                     --------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $           39            131            462         91,949
  Net realized gain (loss)                                     (103)           865         18,167        235,347
  Change in unrealized appreciation (depreciation)             (774)          (311)       (29,126)      (857,297)
                                                     --------------  -------------  -------------  -------------
    Net increase (decrease) from operations                    (838)           685        (10,497)      (530,001)
                                                     --------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                    -              -              -            100
  MetLife Investors Insurance Company redemptions                 -              -              -           (114)
  Payments received from contract owners                        276            167              -        392,923
  Transfers between sub-accounts (including fixed
   account), net                                                195         (2,481)        19,122        (30,340)
  Transfers for contract benefits, terminations and
   insurance charges                                              4             (8)        (1,785)      (601,750)
                                                     --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                      475         (2,322)        17,337       (239,181)
                                                     --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                      (363)        (1,637)         6,840       (769,182)
Net assets at beginning of period                             9,228          8,776         71,955      8,386,323
                                                     --------------  -------------  -------------  -------------
Net assets at end of period                          $        8,865          7,139         78,795      7,617,141
                                                     ==============  =============  =============  =============

See accompanying notes to financial statements.

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
Year ended December 31, 2000


                                                                                              Met Investors
                                                  ------------------------------------------------------------------------
                                                   Lord Abbett
                                                     Growth       Lord Abbett    Lord Abbett      Large       Lord Abbett
                                                       and           Bond        Developing        Cap          Mid-Cap
                                                     Income        Debenture       Growth        Research        Value
                                                  -------------- -------------  -------------  ------------- -------------
Income:
  Dividends                                       $       20,203        21,569              -          1,151         1,006
Expense:
  Mortality and expense risk                                   9             3             60             10            71
                                                  -------------- -------------  -------------  ------------- -------------
    Net investment income (loss)                          20,194        21,566            (60)         1,141           935
                                                  -------------- -------------  -------------  ------------- -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares             13,887         2,196            924          7,983         4,228
  Realized gain distributions                             28,057             -         20,653         41,359         2,130
                                                  -------------- -------------  -------------  ------------- -------------
    Net realized gain (loss)                              41,944         2,196         21,577         49,342         6,358
                                                  -------------- -------------  -------------  ------------- -------------
Change in unrealized appreciation (depreciation)         224,238       (21,061)      (100,318)        24,427       150,900
                                                  -------------- -------------  -------------  ------------- -------------
    Net increase (decrease) in net assets from
     operations                                   $      286,376         2,701        (78,801)        74,910       158,193
                                                  ============== =============  =============  ============= =============


                                                                     JP Morgan
                                                    JP Morgan          Small
                                                     Quality            Cap
                                                      Bond             Stock
                                                  -------------    -------------
Income:
  Dividends                                               6,181                3
Expense:
  Mortality and expense risk                                 29                -
                                                  -------------    -------------
    Net investment income (loss)                          6,152                3
                                                  -------------    -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares               (18)           2,988
  Realized gain distributions                                 -           11,158
                                                  -------------    -------------
    Net realized gain (loss)                                (18)          14,146
                                                  -------------    -------------
Change in unrealized appreciation (depreciation)          8,237          (46,606)
                                                  -------------    -------------
    Net increase (decrease) in net assets from
     operations                                          14,371          (32,457)
                                                  =============    =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
Year ended December 31, 2000

                                                                  Met Investors                      GACC
                                                  --------------------------------------------  -------------  --------------
                                                     JP Morgan      JP Morgan      JP Morgan                       Multi-
                                                     Enhanced        Select      International      Money          Style
                                                       Index         Equity         Equity          Market       Equity (a)
                                                  --------------  -------------  -------------  -------------  -------------
Income:
  Dividends                                       $        5,976          4,626            936              -              -
Expense:
  Mortality and expense risk                                  27              1              1            110              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                           5,949          4,625            935           (110)             -
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares              5,232          2,603            533         44,135              -
  Realized gain distributions                             74,427         62,025         13,625         49,461              1
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                              79,659         64,628         14,158         93,596              1
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)        (215,741)      (126,809)       (52,012)       (42,978)           (11)
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $     (130,133)       (57,556)       (36,919)        50,508            (10)
                                                  ==============  =============  =============  =============  =============



                                                    Aggressive
                                                    Equity (a)     Non-US (a)
                                                  -------------  -------------
Income:
  Dividends                                                   -              -
Expense:
  Mortality and expense risk                                  -              -
                                                  -------------  -------------
    Net investment income (loss)                              -              -
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 -              -
  Realized gain distributions                                 8              5
                                                  -------------  -------------
    Net realized gain (loss)                                  8              5
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)            (13)           (15)
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                              (5)           (10)
                                                  =============  =============

(a) For the period from May 1, 2000 to December 31, 2000.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
Year ended December 31, 2000

                                   Russell                                AIM                                Alliance
                        ----------------------------- -------------------------------------------  ----------------------------
                                                                                                                     Alliance
                                            Real          V.I.            V.I.          V.I.                        Bernstein
                             Core          Estate        Premier        Capital     International     Premier      Real Estate
                           Bond (a)    Securities (a)    Equity       Appreciation   Growth (a)      Growth (a)   Investment (a)
                        -------------- -------------- -------------  -------------  -------------  -------------  --------------
Income:
 Dividends              $            4             4            179              -             21              -              4
Expense:
 Mortality and
   expense risk                      -             -             34             11              7             82             38
                        -------------- -------------  -------------  -------------  -------------  -------------  -------------
    Net investment
     income (loss)                   4             4            145            (11)            14            (82)           (34)
                        -------------- -------------  -------------  -------------  -------------  -------------  -------------
Net realized gain
 (loss) on
 investments:
 Realized gain
   (loss) on sale
   of fund shares                    -             -            708            (40)           (40)          (160)            12
 Realized gain
   distributions                     -             -          6,222          7,507            531             35              -
                        -------------- -------------  -------------  -------------  -------------  -------------  -------------
    Net realized
     gain (loss)                     -             -          6,930          7,467            491           (125)            12
                        -------------- -------------  -------------  -------------  -------------  -------------  -------------
Change in
 unrealized
 appreciation
 (depreciation)                      4            13        (33,235)       (59,150)        (2,276)        (7,489)           811
                        -------------- -------------  -------------  -------------  -------------  -------------  -------------
    Net increase
     (decrease) in
     net assets
     from operations    $            8            17        (26,160)       (51,694)        (1,771)        (7,696)           789
                        ============== =============  =============  =============  =============  =============  =============

(a) For the period from May 1, 2000 to December 31, 2000.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
Year ended December 31, 2000

                           Liberty                             Goldman Sachs                                   Kemper
                        --------------  ----------------------------------------------------------  ----------------------------
                           Newport                                                                                   SVS Dreman
                            Tiger           Growth                                                      Small          Small
                            Fund,            and       International      Global        Internet         Cap            Cap
                         Variable (a)     Income (a)    Equity (a)      Income (a)   Tollkeeper (b)   Growth (a)     Value (a)
                        --------------  -------------  -------------  -------------  -------------- -------------  -------------
Income:
 Dividends              $           20             17              -            838              -              -              -
Expense:
 Mortality and
   expense risk                      7             14              -             24              1             23              8
                        --------------  -------------  -------------  -------------  -------------  -------------  -------------
    Net investment
     income (loss)                  13              3              -            814             (1)           (23)            (8)
                        --------------  -------------  -------------  -------------  -------------  -------------  -------------
Net realized gain
 (loss) on
 investments:
 Realized gain
   (loss) on sale
   of fund shares                  (18)           (30)             -              6              -              3             11
 Realized gain
   distributions                     -              -              5              -              -              -              -
                        --------------  -------------  -------------  -------------  -------------  -------------  -------------
    Net realized
     gain (loss)                   (18)           (30)             5              6              -              3             11
                        --------------  -------------  -------------  -------------  -------------  -------------  -------------
Change in
 unrealized
 appreciation
 (depreciation)                   (391)          (361)           (17)          (352)           (34)        (1,360)           152
                        --------------  -------------  -------------  -------------  -------------  -------------  -------------
    Net increase
     (decrease) in
     net assets
     from operations    $         (396)          (388)           (12)           468            (35)        (1,380)           155
                        ==============  =============  =============  =============  =============  =============  =============

(a) For the period from May 1, 2000 to December 31, 2000.
(b) For the period from July 3, 2000 to December 31, 2000.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
Year ended December 31, 2000

                                Kemper                                                MFS
                            -------------- ----------------------------------------------------------------------------
                              Government                    Investors       Emerging           High        Strategic
                            Securities (a)  Research (a)    Trust (a)      Growth (a)       Income (a)     Income (a)
                            -------------- -------------  -------------  -------------    -------------  -------------
Income:
 Dividends                  $            -             -              -              -                -              -
Expense:
 Mortality and expense
   risk                                  -            29             48              6                8              1
                            -------------- -------------  -------------  -------------    -------------  -------------
    Net investment
     income (loss)                       -           (29)           (48)            (6)              (8)            (1)
                            -------------- -------------  -------------  -------------    -------------  -------------
Net realized gain (loss)
 on investments:
 Realized gain (loss) on
   sale of fund shares                   -             4             (2)           (22)             (13)             -
 Realized gain
   distributions                         -             -              -              -                -              -
                            -------------- -------------  -------------  -------------    -------------  -------------
    Net realized gain
     (loss)                              -             4             (2)           (22)             (13)             -
                            -------------- -------------  -------------  -------------    -------------  -------------
Change in unrealized
 appreciation
 (depreciation)                          9          (975)          (147)          (519)            (165)             6
                            -------------- -------------  -------------  -------------    -------------  -------------
    Net increase
     (decrease) in net
     assets from
     operations             $            9        (1,000)          (197)          (547)            (186)             5
                            ============== =============  =============  =============    =============  =============


                                 New
                            Discovery (a)
                            -------------
Income:
 Dividends                              -
Expense:
 Mortality and expense
   risk                                 -
                            -------------
    Net investment
     income (loss)                      -
                            -------------
Net realized gain (loss)
 on investments:
 Realized gain (loss) on
   sale of fund shares                  -
 Realized gain
   distributions                        -
                            -------------
    Net realized gain
     (loss)                             -
                            -------------
Change in unrealized
 appreciation
 (depreciation)                       (14)
                            -------------
    Net increase
     (decrease) in net
     assets from
     operations                       (14)
                            =============

(a) For the period from May 1, 2000 to December 31, 2000.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
Year ended December 31, 2000

                                                        Oppenheimer
                        ---------------------------------------------------------------------------
                                          Main Street
                                            Growth
                            Capital            &             High                         Strategic
                        Appreciation (a)  Income (a)      Income (a)      Bond (a)        Bond (a)
                        ---------------- -------------  -------------  -------------    -------------
Income:
 Dividends               $            -              -              -              -                -
Expense:
 Mortality and
   expense risk                       1              -              1             32                -
                         --------------  -------------  -------------  -------------    -------------
    Net investment
     income (loss)                   (1)             -             (1)           (32)               -
                         --------------  -------------  -------------  -------------    -------------
Net realized gain
 (loss) on
 investments:
 Realized gain
   (loss) on sale
   of fund shares                     -            (10)             -              4                -
 Realized gain
   distributions                      -              -              -              -                -
                         --------------  -------------  -------------  -------------    -------------
    Net realized
     gain (loss)                      -            (10)             -              4                -
                         --------------  -------------  -------------  -------------    -------------
Change in
 unrealized
 appreciation
 (depreciation)                     (11)           (10)            (2)           519                2
                         --------------  -------------  -------------  -------------    -------------
    Net increase
     (decrease) in
     net assets
     from operations     $          (12)           (20)            (3)           491                2
                         ==============  =============  =============  =============    =============

                                   Putnam
                        ----------------------------

                            Growth
                             and            New
                          Income (a)     Value (a)
                        -------------  -------------
Income:
 Dividends                          -              -
Expense:
 Mortality and
   expense risk                    71              -
                        -------------  -------------
    Net investment
     income (loss)                (71)             -
                        -------------  -------------
Net realized gain
 (loss) on
 investments:
 Realized gain
   (loss) on sale
   of fund shares                  53              -
 Realized gain
   distributions                    -              -
                        -------------  -------------
    Net realized
     gain (loss)                   53              -
                        -------------  -------------
Change in
 unrealized
 appreciation
 (depreciation)                 2,354             20
                        -------------  -------------
    Net increase
     (decrease) in
     net assets
     from operations            2,336             20
                        =============  =============

(a) For the period from May 1, 2000 to December 31, 2000.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
Year ended December 31, 2000

                                                                                    Putnam
                                                               -----------------------------------------------  --------------
                                                                                                                  Templeton
                                                                                                International       Global
                                                                               International         New            Income
                                                                  Vista (a)     Growth (a)    Opportunities (a)   Securities
                                                               --------------  -------------  ----------------- -------------
Income:
 Dividends                                                     $            -              -                -           2,607
Expense:
 Mortality and expense risk                                                41             16               36               -
                                                               --------------  -------------    -------------   -------------
    Net investment income (loss)                                          (41)           (16)             (36)          2,607
                                                               --------------  -------------    -------------   -------------
Net realized gain (loss) on investments:
 Realized gain (loss) on sale of fund shares                               (1)            (3)             (23)            (46)
 Realized gain distributions                                                -              -                -               -
                                                               --------------  -------------    -------------   -------------
    Net realized gain (loss)                                               (1)            (3)             (23)            (46)
                                                               --------------  -------------    -------------   -------------
Change in unrealized appreciation (depreciation)                       (2,351)          (429)          (4,874)            162
                                                               --------------  -------------    -------------   -------------
    Net increase (decrease) in net assets from operations      $       (2,393)          (448)          (4,933)          2,723
                                                               ==============  =============    =============   =============



                                                                  Franklin      Templeton      Templeton
                                                                   Small          Growth        Foreign
                                                                    Cap         Securities     Securities
                                                               -------------  -------------  -------------
Income:
 Dividends                                                                87             32             59
Expense:
 Mortality and expense risk                                                1              -             53
                                                               -------------  -------------  -------------
    Net investment income (loss)                                          86             32              6
                                                               -------------  -------------  -------------
Net realized gain (loss) on investments:
 Realized gain (loss) on sale of fund shares                              (3)           (13)           (11)
 Realized gain distributions                                              62            623            383
                                                               -------------  -------------  -------------
    Net realized gain (loss)                                              59            610            372
                                                               -------------  -------------  -------------
Change in unrealized appreciation (depreciation)                     (12,450)          (155)          (686)
                                                               -------------  -------------  -------------
    Net increase (decrease) in net assets from operations            (12,305)           487           (308)
                                                               =============  =============  =============

(a) For the period from May 1, 2000 to December 31, 2000.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
Year ended December 31, 2000

                                                                    Templeton
                                                  --------------------------------------------
                                                    Templeton                       Franklin
                                                    Developing      Templeton      Large Cap
                                                     Markets      Mutual Shares      Growth
                                                  Securities (a)  Securities (a)   Securities         Total
                                                  --------------  -------------- -------------    -------------
Income:
  Dividends                                       $            -              -            272           65,795
Expense:
  Mortality and expense risk                                  24             21              -              959
                                                  --------------  -------------  -------------    -------------
    Net investment income (loss)                             (24)           (21)           272           64,836
                                                  --------------  -------------  -------------    -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                (10)             3              -           85,050
  Realized gain distributions                                  -              -          3,836          322,113
                                                  --------------  -------------  -------------    -------------
    Net realized gain (loss)                                 (10)             3          3,836          407,163
                                                  --------------  -------------  -------------    -------------
Change in unrealized appreciation (depreciation)          (1,747)           844         (3,459)        (325,525)
                                                  --------------  -------------  -------------    -------------
    Net increase (decrease) in net assets from
     operations                                   $       (1,781)           826            649          146,474
                                                  ==============  =============  =============    =============

(a) For the period from May 1, 2000 to December 31, 2000.

See accompanying notes to financial statements.

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
Year ended December 31, 2000

                                                                      Met Investors
                        --------------------------------------------------------------------------------------------
                          Lord Abbett
                            Growth       Lord Abbett    Lord Abbett       Large       Lord Abbett       JP Morgan
                              and           Bond        Developing         Cap          Mid-Cap          Quality
                            Income        Debenture       Growth         Research        Value            Bond
                        --------------  -------------  -------------  -------------  -------------    -------------
Increase (decrease)
 in net assets from
 operations:
 Net investment
   income (loss)        $       20,194         21,566            (60)         1,141            935            6,152
 Net realized gain
   (loss)                       41,944          2,196         21,577         49,342          6,358              (18)
 Change in
   unrealized
   appreciation
   (depreciation)              224,238        (21,061)      (100,318)        24,427        150,900            8,237
                        --------------  -------------  -------------  -------------  -------------    -------------
    Net increase
     (decrease)
     from operations           286,376          2,701        (78,801)        74,910        158,193           14,371
                        --------------  -------------  -------------  -------------  -------------    -------------
Contract
 transactions:
 MetLife Investors
   Insurance
   Company payments                100            100            100            100            100              100
 MetLife Investors
   Insurance
   Company
   redemptions                       -              -              -              -              -                -
 Payments received
   from contract
   owners                            -              -             30              -             30                -
 Transfers between
   sub-accounts
   (including fixed
   account), net               332,569        (21,121)       209,856        239,640         96,370           77,387
 Transfers for
   contract
   benefits and
   terminations                (61,624)       (44,069)        (8,693)       (68,566)        (8,583)          (2,725)
                        --------------  -------------  -------------  -------------  -------------    -------------
    Net increase
     (decrease) in
     net assets
     from contract
     transactions              271,045        (65,090)       201,293        171,174         87,917           74,762
                        --------------  -------------  -------------  -------------  -------------    -------------
    Net increase
     (decrease) in
     net assets                557,421        (62,389)       122,492        246,084        246,110           89,133
Net assets at
 beginning of period         1,677,540        411,294        345,742        401,027        241,596           85,826
                        --------------  -------------  -------------  -------------  -------------    -------------
Net assets at end
 of period              $    2,234,961        348,905        468,234        647,111        487,706          174,959
                        ==============  =============  =============  =============  =============    =============


                          JP Morgan
                            Small
                             Cap
                            Stock
                        -------------
Increase (decrease)
 in net assets from
 operations:
 Net investment
   income (loss)                    3
 Net realized gain
   (loss)                      14,146
 Change in
   unrealized
   appreciation
   (depreciation)             (46,606)
                        -------------
    Net increase
     (decrease)
     from operations          (32,457)
                        -------------
Contract
 transactions:
 MetLife Investors
   Insurance
   Company payments               100
 MetLife Investors
   Insurance
   Company
   redemptions                      -
 Payments received
   from contract
   owners                           -
 Transfers between
   sub-accounts
   (including fixed
   account), net              118,023
 Transfers for
   contract
   benefits and
   terminations                (6,998)
                        -------------
    Net increase
     (decrease) in
     net assets
     from contract
     transactions             111,125
                        -------------
    Net increase
     (decrease) in
     net assets                78,668
Net assets at
 beginning of period          212,449
                        -------------
Net assets at end
 of period                    291,117
                        =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
Year ended December 31, 2000


                                                                     Met Investors                      GACC
                                                     --------------------------------------------  -------------  --------------
                                                        JP Morgan      JP Morgan      JP Morgan                       Multi-
                                                        Enhanced        Select      International      Money          Style
                                                          Index         Equity         Equity          Market       Equity (a)
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)                        $        5,949          4,625            935           (110)             -
 Net realized gain (loss)                                    79,659         64,628         14,158         93,596              1
 Change in unrealized appreciation (depreciation)          (215,741)      (126,809)       (52,012)       (42,978)           (11)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) from operations                (130,133)       (57,556)       (36,919)        50,508            (10)
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
 MetLife Investors Insurance Company payments                   100            100            100              -            100
 MetLife Investors Insurance Company redemptions                  -              -              -              -              -
 Payments received from contract owners                           -              -              -      2,888,769              -
 Transfers between sub-accounts (including fixed
   account), net                                            428,860        150,894         99,116     (2,739,033)             -
 Transfers for contract benefits and terminations           (77,311)       (62,222)        (7,068)       (40,257)             -
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  351,649         88,772         92,148        109,479            100
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                   221,516         31,216         55,229        159,987             90
Net assets at beginning of period                           863,962        869,854        147,444        490,707              -
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $    1,085,478        901,070        202,673        650,694             90
                                                     ==============  =============  =============  =============  =============



                                                       Aggressive
                                                       Equity (a)       Non-US (a)
                                                     -------------    -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)                                    -                -
 Net realized gain (loss)                                        8                5
 Change in unrealized appreciation (depreciation)              (13)             (15)
                                                     -------------    -------------
    Net increase (decrease) from operations                     (5)             (10)
                                                     -------------    -------------
Contract transactions:
 MetLife Investors Insurance Company payments                  100              100
 MetLife Investors Insurance Company redemptions                 -                -
 Payments received from contract owners                          -                -
 Transfers between sub-accounts (including fixed
   account), net                                                 -                -
 Transfers for contract benefits and terminations                -                -
                                                     -------------    -------------
    Net increase (decrease) in net assets from
     contract transactions                                     100              100
                                                     -------------    -------------
    Net increase (decrease) in net assets                       95               90
Net assets at beginning of period                                -                -
                                                     -------------    -------------
Net assets at end of period                                     95               90
                                                     =============    =============

(a) For the period from May 1, 2000 to December 31, 2000.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
Year ended December 31, 2000

                                                               Russell                                  AIM
                                                    -----------------------------   -------------------------------------------

                                                                        Real                            V.I.          V.I.
                                                         Core          Estate            V.I.         Capital     International
                                                       Bond (a)    Securities (a)   Premier Equity  Appreciation   Growth (a)
                                                    -------------- --------------   -------------- -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                      $            4             4              145            (11)            14
  Net realized gain (loss)                                       -             -            6,930          7,467            491
  Change in unrealized appreciation (depreciation)               4            13          (33,235)       (59,150)        (2,276)
                                                    -------------- -------------    -------------  -------------  -------------
    Net increase (decrease) from operations                      8            17          (26,160)       (51,694)        (1,771)
                                                    -------------- -------------    -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                 100           100              100            100            200
  MetLife Investors Insurance Company redemptions                -             -              (94)          (117)             -
  Payments received from contract owners                         -             -              180              -             22
  Transfers between sub-accounts (including fixed
   account), net                                                 -             -          156,924        334,606         13,012
  Transfers for contract benefits and terminations               -             -          (15,911)        (3,863)           (55)
                                                    -------------- -------------    -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                     100           100          141,199        330,726         13,179
                                                    -------------- -------------    -------------  -------------  -------------
    Net increase (decrease) in net assets                      108           117          115,039        279,032         11,408
Net assets at beginning of period                                -             -           25,922          2,446              -
                                                    -------------- -------------    -------------  -------------  -------------
Net assets at end of period                         $          108           117          140,961        281,478         11,408
                                                    ============== =============    =============  =============  =============

                                                              Alliance
                                                    ----------------------------
                                                                      Alliance
                                                                     Bernstein
                                                       Premier      Real Estate
                                                      Growth (a)   Investment (a)
                                                    -------------  --------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                (82)           (34)
  Net realized gain (loss)                                   (125)            12
  Change in unrealized appreciation (depreciation)         (7,489)           811
                                                    -------------  -------------
    Net increase (decrease) from operations                (7,696)           789
                                                    -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                100            100
  MetLife Investors Insurance Company redemptions               -              -
  Payments received from contract owners                       30             37
  Transfers between sub-accounts (including fixed
   account), net                                           38,577         12,739
  Transfers for contract benefits and terminations              -              -
                                                    -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                 38,707         12,876
                                                    -------------  -------------
    Net increase (decrease) in net assets                  31,011         13,665
Net assets at beginning of period                               -              -
                                                    -------------  -------------
Net assets at end of period                                31,011         13,665
                                                    =============  =============

(a) For the period from May 1, 2000 to December 31, 2000.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
Year ended December 31, 2000


                                                       Liberty                             Goldman Sachs
                                                    --------------  ----------------------------------------------------------
                                                       Newport
                                                        Tiger           Growth
                                                        Fund,            and       International      Global        Internet
                                                     Variable (a)     Income (a)    Equity (a)      Income (a)   Tollkeeper (b)
                                                    --------------  -------------  -------------  -------------  --------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                      $           13              3              -            814             (1)
  Net realized gain (loss)                                     (18)           (30)             5              6              -
  Change in unrealized appreciation (depreciation)            (391)          (361)           (17)          (352)           (34)
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) from operations                   (396)          (388)           (12)           468            (35)
                                                    --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                 100            100            100            100            100
  MetLife Investors Insurance Company redemptions                -              -              -              -              -
  Payments received from contract owners                         -              -              -              -              -
  Transfers between sub-accounts (including fixed
   account), net                                             2,496          4,753              -          8,684              -
  Transfers for contract benefits and terminations               -              -              -              -              -
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                   2,596          4,853            100          8,784            100
                                                    --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                    2,200          4,465             88          9,252             65
Net assets at beginning of period                                -              -              -              -              -
                                                    --------------  -------------  -------------  -------------  -------------
Net assets at end of period                         $        2,200          4,465             88          9,252             65
                                                    ==============  =============  =============  =============  =============

                                                               Kemper
                                                    ----------------------------
                                                                     SVS Dreman
                                                        Small          Small
                                                         Cap            Cap
                                                      Growth (a)     Value (a)
                                                    -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                (23)            (8)
  Net realized gain (loss)                                      3             11
  Change in unrealized appreciation (depreciation)         (1,360)           152
                                                    -------------  -------------
    Net increase (decrease) from operations                (1,380)           155
                                                    -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                100            100
  MetLife Investors Insurance Company redemptions               -              -
  Payments received from contract owners                        -              -
  Transfers between sub-accounts (including fixed
   account), net                                            9,312          2,156
  Transfers for contract benefits and terminations              -              -
                                                    -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  9,412          2,256
                                                    -------------  -------------
    Net increase (decrease) in net assets                   8,032          2,411
Net assets at beginning of period                               -              -
                                                    -------------  -------------
Net assets at end of period                                 8,032          2,411
                                                    =============  =============

(a) For the period from May 1, 2000 to December 31, 2000.
(b) For the period from July 3, 2000 to December 31, 2000.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
Year ended December 31, 2000

                                                                                                      MFS
                                                    ----------------------------------------------------------------------------


                                                      Government                    Investors       Emerging         High
                                                    Securities (a)  Research (a)    Trust (a)      Growth (a)     Income (a)
                                                    -------------- -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                      $            -           (29)           (48)            (6)            (8)
  Net realized gain (loss)                                       -             4             (2)           (22)           (13)
  Change in unrealized appreciation (depreciation)               9          (975)          (147)          (519)          (165)
                                                    -------------- -------------  -------------  -------------  -------------
    Net increase (decrease) from operations                      9        (1,000)          (197)          (547)          (186)
                                                    -------------- -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                 100           100            100            100            100
  MetLife Investors Insurance Company redemptions                -             -              -              -              -
  Payments received from contract owners                         -            44              -            141              -
  Transfers between sub-accounts (including fixed
   account), net                                                 -        11,593         16,686          2,852          2,342
  Transfers for contract benefits and terminations               -             -              -              -              -
                                                    -------------- -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                     100        11,737         16,786          3,093          2,442
                                                    -------------- -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                      109        10,737         16,589          2,546          2,256
Net assets at beginning of period                                -             -              -              -              -
                                                    -------------- -------------  -------------  -------------  -------------
Net assets at end of period                         $          109        10,737         16,589          2,546          2,256
                                                    ============== =============  =============  =============  =============




                                                      Strategic         New
                                                      Income (a)   Discovery (a)
                                                    -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                 (1)             -
  Net realized gain (loss)                                      -              -
  Change in unrealized appreciation (depreciation)              6            (14)
                                                    -------------  -------------
    Net increase (decrease) from operations                     5            (14)
                                                    -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                100            100
  MetLife Investors Insurance Company redemptions               -              -
  Payments received from contract owners                        -              -
  Transfers between sub-accounts (including fixed
   account), net                                                -              -
  Transfers for contract benefits and terminations              -              -
                                                    -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                    100            100
                                                    -------------  -------------
    Net increase (decrease) in net assets                     105             86
Net assets at beginning of period                               -              -
                                                    -------------  -------------
Net assets at end of period                                   105             86
                                                    =============  =============

(a) For the period from May 1, 2000 to December 31, 2000.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
Year ended December 31, 2000

                                                                                    Oppenheimer
                                                    ---------------------------------------------------------------------------
                                                                      Main Street
                                                                        Growth
                                                        Capital            &             High                       Strategic
                                                    Appreciation (a)  Income (a)      Income (a)      Bond (a)      Bond (a)
                                                    ---------------- -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $           (1)             -             (1)           (32)             -
  Net realized gain (loss)                                        -            (10)             -              4              -
  Change in unrealized appreciation (depreciation)              (11)           (10)            (2)           519              2
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) from operations                     (12)           (20)            (3)           491              2
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                  100            100            100            100            100
  MetLife Investors Insurance Company redemptions                 -              -              -              -              -
  Payments received from contract owners                         89             66              -              -              -
  Transfers between sub-accounts
   (including fixed account), net                               (35)           149              -         10,772              -
  Transfers for contract benefits and terminations                -              1              -              -              -
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                      154            316            100         10,872            100
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                       142            296             97         11,363            102
Net assets at beginning of period                                 -              -              -              -              -
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $          142            296             97         11,363            102
                                                     ==============  =============  =============  =============  =============

                                                               Putnam
                                                    ----------------------------

                                                        Growth
                                                         and            New
                                                      Income (a)     Value (a)
                                                    -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                (71)             -
  Net realized gain (loss)                                     53              -
  Change in unrealized appreciation (depreciation)          2,354             20
                                                    -------------  -------------
    Net increase (decrease) from operations                 2,336             20
                                                    -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                100            100
  MetLife Investors Insurance Company redemptions               -              -
  Payments received from contract owners                       30              -
  Transfers between sub-accounts
   (including fixed account), net                          25,704              -
  Transfers for contract benefits and terminations              -              -
                                                    -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                 25,834            100
                                                    -------------  -------------
    Net increase (decrease) in net assets                  28,170            120
Net assets at beginning of period                               -              -
                                                    -------------  -------------
Net assets at end of period                                28,170            120
                                                    =============  =============

(a) For the period from May 1, 2000 to December 31, 2000.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
Year ended December 31, 2000


                                                                                    Putnam
                                                               -----------------------------------------------  --------------
                                                                                                                  Templeton
                                                                                                International       Global
                                                                               International         New            Income
                                                                  Vista (a)     Growth (a)    Opportunities (a)   Securities
                                                               --------------  -------------  ----------------- -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)                                  $          (41)           (16)             (36)          2,607
 Net realized gain (loss)                                                  (1)            (3)             (23)            (46)
 Change in unrealized appreciation (depreciation)                      (2,351)          (429)          (4,874)            162
                                                               --------------  -------------    -------------   -------------
    Net increase (decrease) from operations                            (2,393)          (448)          (4,933)          2,723
                                                               --------------  -------------    -------------   -------------
Contract transactions:
 MetLife Investors Insurance Company payments                             100            100              100               -
 MetLife Investors Insurance Company redemptions                            -              -                -               -
 Payments received from contract owners                                   144             30                -               -
 Transfers between sub-accounts (including fixed account),
   net                                                                 17,869          7,043           17,552          46,049
 Transfers for contract benefits and terminations                           -              -                -            (983)
                                                               --------------  -------------    -------------   -------------
    Net increase (decrease) in net assets from contract
     transactions                                                      18,113          7,173           17,652          45,066
                                                               --------------  -------------    -------------   -------------
    Net increase (decrease) in net assets                              15,720          6,725           12,719          47,789
Net assets at beginning of period                                           -              -                -             100
                                                               --------------  -------------    -------------   -------------
Net assets at end of period                                    $       15,720          6,725           12,719          47,889
                                                               ==============  =============    =============   =============



                                                                  Franklin      Templeton      Templeton
                                                                   Small          Growth        Foreign
                                                                    Cap         Securities     Securities
                                                               -------------  -------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)                                             86             32              6
 Net realized gain (loss)                                                 59            610            372
 Change in unrealized appreciation (depreciation)                    (12,450)          (155)          (686)
                                                               -------------  -------------  -------------
    Net increase (decrease) from operations                          (12,305)           487           (308)
                                                               -------------  -------------  -------------
Contract transactions:
 MetLife Investors Insurance Company payments                            100              -            100
 MetLife Investors Insurance Company redemptions                           -              -              -
 Payments received from contract owners                                    -              -             69
 Transfers between sub-accounts (including fixed account),
   net                                                                92,958          4,739         53,067
 Transfers for contract benefits and terminations                       (874)          (132)          (407)
                                                               -------------  -------------  -------------
    Net increase (decrease) in net assets from contract
     transactions                                                     92,184          4,607         52,829
                                                               -------------  -------------  -------------
    Net increase (decrease) in net assets                             79,879          5,094         52,521
Net assets at beginning of period                                        141          2,254          2,260
                                                               -------------  -------------  -------------
Net assets at end of period                                           80,020          7,348         54,781
                                                               =============  =============  =============

(a) For the period from May 1, 2000 to December 31, 2000.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
Year ended December 31, 2000


                                                                      Templeton
                                                    --------------------------------------------
                                                      Templeton       Templeton       Franklin
                                                      Developing        Mutual       Large Cap
                                                       Markets          Shares         Growth
                                                    Securities (a)  Securities (a)   Securities       Total
                                                    --------------  -------------- -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                      $          (24)           (21)           272         64,836
  Net realized gain (loss)                                     (10)             3          3,836        407,163
  Change in unrealized appreciation (depreciation)          (1,747)           844         (3,459)      (325,525)
                                                    --------------  -------------  -------------  -------------
    Net increase (decrease) from operations                 (1,781)           826            649        146,474
                                                    --------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                 100            100              -          4,900
  MetLife Investors Insurance Company redemptions                -              -              -           (211)
  Payments received from contract owners                        49             30              -      2,889,790
  Transfers between sub-accounts (including fixed
   account), net                                            10,860          7,820         72,782        (23,378)
  Transfers for contract benefits and terminations               -              -         (1,599)      (411,939)
                                                    --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  11,009          7,950         71,183      2,459,162
                                                    ==============  =============  =============  =============
    Net increase (decrease) in net assets                    9,228          8,776         71,832      2,605,636
Net assets at beginning of period                                -              -            123      5,780,687
                                                    --------------  -------------  -------------  -------------
Net assets at end of period                         $        9,228          8,776         71,955      8,386,323
                                                    ==============  =============  =============  =============

(a) For the period from May 1, 2000 to December 31, 2000.

See accompanying notes to financial statements.

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2002

(1) Organization
   MetLife Investors Variable Life Account One (the Separate Account), a unit investment trust registered under the Investment Company Act of 1940 as amended, was established by MetLife Financial Life Services Insurance Company (MLI) and exists in accordance with the regulations of the Missouri Department of Insurance. The Separate Account is a funding vehicle for variable life insurance policies issued by MLI.

   On September 10, 2002, MLI's Board of Directors approved an Agreement and Plan of Merger (Agreement) providing for the merger of MetLife Investors Insurance Company of California (MLIOC) with and into MLI, with MLI being the surviving corporation of the merger. MLI is pursuing the certificate of authority and authorizations from the California Department of Insurance to offer variable annuities and variable life insurance products in the state of California. Upon receipt of these approvals, the Agreement will be presented to MetLife Investors Group, as sole shareholder of MLI and MLIOC, for approval. This merger should not impact the contract holders of the Separate Account.

   The Separate Account is divided into sub-accounts with the assets of each sub-account invested in corresponding portfolios of the investment companies shown below. Each investment company is a diversified, open-end, management investment company registered under the Investment Company Act of 1940 as amended. The sub-accounts available for investment may vary between variable life insurance policies offered for sale by MLI. In addition to the sub-accounts, the fixed account of MLI is an available investment alternative for certain contracts. The fixed account is not a part of the Separate Account and is included in the general assets and liabilities of MLI.

   Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from MLI's other assets and liabilities. The portion of the Separate Account's assets applicable to the variable contracts is not chargeable with liabilities arising out of any other business MLI may conduct. The following sub-accounts were available for investment as of December 31, 2002:

                 Met Investors Series Trust (Met Investors):
                  Lord Abbett Growth and Income Portfolio
                  Lord Abbett Bond Debenture Portfolio
                  Lord Abbett Developing Growth Portfolio
                  Lord Abbett Mid-Cap Value Portfolio
                  JP Morgan Quality Bond Portfolio
                  JP Morgan Small Cap Stock Portfolio
                  JP Morgan Enhanced Index Portfolio
                  JP Morgan Select Equity Portfolio
                  JP Morgan International Equity Portfolio
                  MIST AIM Mid Cap Core Equity Portfolio
                  MIST AIM Small Cap Stock Portfolio
                  MIST Third Ave Small Cap Val Portfolio
                  Janus Aggressive Growth Portfolio
                  MFS Research International Portfolio
                  MFS Mid Cap Growth Portfolio
                  Oppenheimer Capital Appreciation Portfolio
                  PIMCO Innovation Portfolio
                  PIMCO Money Market Portfolio
                  PIMCO Total Return Portfolio
                  Met Putnam Research Portfolio
                  MIST SSR Concentrated International Portfolio
                 Metropolitan Life Series (MetLife):
                  Stock Index Portfolio
                 General American Capital Company (GACC):
                  Money Market Fund
                 Russell Insurance Funds (Russell):
                  Multi-Style Equity Fund
            Russell Insurance Funds (Russell) (continued):
             Aggressive Equity Fund
             Non-US Fund
             Core Bond Fund
             Real Estate Securities Fund
            AIM Variable Insurance Funds, Inc. (AIM):
             V.I. Premier Equity Fund
             V.I. Capital Appreciation Fund
             V.I. International Growth Fund
            Alliance Variable Products Series Fund, Inc. (Alliance):
             Premier Growth Portfolio
             AllianceBernstein Real Estate Investment Portfolio
            Liberty Variable Investment Trust (Liberty):
             Newport Tiger Fund, Variable Series
            Goldman Sachs Variable Insurance Trust (Goldman Sachs):
             Growth and Income Fund
             International Equity Fund
            Scudder Variable Series II (Scudder II):
             Small Cap Growth Portfolio
             SVS Dreman Small Cap Value Portfolio
             Government Securities Portfolio
            MFS Variable Insurance Trust (MFS):
             Research Series
             Investors Trust Series
             Emerging Growth Series
             High Income Series
             Strategic Income Series
             New Discovery Series

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2002


(1) Organization. continued
               Oppenheimer Variable Account Funds (Oppenheimer):
                Capital Appreciation Fund
                Main Street Growth & Income Fund
                High Income Fund
                Bond Fund
                Strategic Bond Fund
               Putnam Variable Trust (Putnam):
                Growth and Income Fund
                New Value Fund
                Vista Fund
                International Growth Fund
                International New Opportunities Fund
       Franklin Templeton Variable Insurance Products Trust (Templeton):
        Templeton Global Income Securities Fund
        Franklin Small Cap Fund
        Templeton Growth Securities Fund
        Templeton Foreign Securities Fund
        Templeton Developing Markets Securities Fund
        Templeton Mutual Shares Securities Fund
        Franklin Large Cap Growth Securities Fund
       New England Zenith Fund (New England Zenith):
        Davis Venture Value Fund
        Harris Oakmark Focused Value Fund
        Jennison Growth Portfolio
  During 2002, the following portfolios changed names:
    Met Investors Series Trust - MIST AIM Mid Cap Equity Portfolio to MIST
     AIM Mid Cap Core Equity Portfolio
    AIM Variable Insurance Funds - AIM Value Fund to AIM Premier Equity Fund AIM Variable Insurance Funds - AIM International Equity Fund to AIM
     International Growth Fund
    MFS Variable Insurance Trust - MFS Global Government Series to MFS
     Strategic Income Series
    Franklin Templeton Variable Products Series Fund - Templeton
     International Securities Fund to Templeton Foreign Securities Fund
    New England Zenith Fund - Harris Oakmark Mid Cap Value to Harris Oakmark
     Focused Value

The following sub-accounts ceased operations during 2002 and 2001:
 Goldman Sachs Global Income Fund                                        May 1, 2002
 Goldman Sachs Internet Tollkeeper Fund                                  May 1, 2002
 Met Investors Large Cap Research                                  February 12, 2001

(2) Significant Accounting Policies

  (a) Investment Valuation
      Investments made in the portfolios of the investment companies are valued at the reported net asset value of such portfolios, which value their investment securities at fair value. The average cost method is used to compute the realized gains and losses on the sale of portfolio shares owned by the sub-accounts. Income from dividends and gains from realized capital gain distributions are recorded on the ex- dividend date.

  (b) Reinvestment of Distributions
      With the exception of the GACC Money Market Fund in years 2001 and 2000, dividends and gains from realized gain distributions are reinvested in additional shares of the portfolio.

      During years 2001 and 2000, GACC followed the Federal income tax practice known as consent dividending, whereby substantially all of its net investment income and realized capital gains were deemed to pass through to the Separate Account. As a result, GACC did not distribute dividends and realized capital gains. During December of 2001 and 2000, the accumulated net investment income and realized capital gains of the GACC Money Market Fund were allocated to the Separate Account by increasing the cost basis and recognizing a gain in the Separate Account. For 2002, no consent dividend was declared.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2002

(2) Significant Accounting Policies, continued

  (c) Federal Income Taxes
      The operations of the Separate Account are included in the federal income tax return of MLI which is taxed as a Life Insurance Company under the provisions of the Internal Revenue Code (IRC). Under current IRC provisions, MLI believes it will be treated as the owner of the Separate Account assets for federal income tax purposes and does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited to the variable life insurance policies. Based on this, no charge has been made to the Separate Account for federal income taxes. A charge may be made in future years for federal income taxes that would be attributable to the variable life insurance policies.

(3) Separate Account Expenses

   For flexible premium variable universal life policies, MLI deducts a daily charge from the net assets of the Separate Account sub-accounts for the assumption of mortality and expense risks. The daily charge is equivalent on an annual basis to 0.55% for the first 10 policy years, 0.45% for policy years 11-20 and 0.15% thereafter.

(4) Contract Charges and Fees

   There are contract charges and fees associated with the variable life insurance policies MLI deducts from the policy account value that reduce the return on investment. MLI sells single premium variable life (SPVL) and flexible premium variable universal life (FPVL) policies and the contract charges and fees vary.

   The insurance charges for SPVL policies include mortality and expense risk, administrative, tax expense and cost of insurance. These charges are deducted from the policy account value on a monthly basis. Withdrawals during the first 10 years may be subject to a contingent deferred sales charge. In addition, MLI deducts a deferred premium tax charge on premium surrendered during the first 10 years. MLI charges a $30 annual contract maintenance fee on policies with values less than $50,000. Subject to certain restrictions, policy owners may transfer accumulated value between the available Separate Account sub-accounts. MLI deducts a transfer fee on each transfer in excess of twelve transfers during a policy year. Transfers made in a dollar cost averaging program are not subject to the transfer fee. The insurance charges and fees are explained in the product prospectus.

   The insurance charges for FPVL policies include tax expense, selection and expense, monthly policy charge, cost of insurance and the charges for additional benefit riders. These charges are deducted from the policy account value on a monthly basis. MLI deducts a sales charge from each premium payment. In addition, MLI will deduct a contingent deferred sales charge during the first 10 years if certain conditions occur. Subject to certain restrictions, policy owners may transfer or withdraw accumulated value between the available Separate Account sub-accounts and the General Account. MLI deducts a fee on each transfer or withdrawal in excess of twelve transfers and withdrawals during a policy year. The insurance charges and fees are explained in the product prospectus.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2002


(5) Cost Basis of Investments
   The cost basis of each sub-account's investment as of December 31, 2002 follows:


      Met Investors Lord Abbett Growth and Income Portfolio    $2,680,073
      Met Investors Lord Abbett Bond Debenture Portfolio          421,468
      Met Investors Lord Abbett Developing Growth Portfolio       435,435
      Met Investors Lord Abbett Mid-Cap Value Portfolio           379,991
      Met Investors JP Morgan Quality Bond Portfolio              220,461
      Met Investors JP Morgan Small Cap Stock Portfolio           236,880
      Met Investors JP Morgan Enhanced Index Portfolio          1,085,640
      Met Investors JP Morgan Select Equity Portfolio             834,175
      Met Investors JP Morgan International Equity Portfolio      256,455
      Met Investors MIST AIM Mid Cap Core Equity Portfolio          1,488
      Met Investors MIST AIM Small Cap Stock Portfolio              2,422
      Met Investors MIST Third Ave Small Cap Val Portfolio            676
      Met Investors Janus Aggressive Growth Portfolio               1,396
      Met Investors MFS Research International Portfolio           15,277
      Met Investors MFS Mid Cap Growth Portfolio                    1,984
      Met Investors Oppenheimer Capital Appreciation Portfolio      5,484
      Met Investors PIMCO Innovation Portfolio                        674
      Met Investors PIMCO Money Market Portfolio                1,086,367
      Met Investors PIMCO Total Return Portfolio                   27,606
      Met Investors Met Putnam Research Portfolio                  29,596
      Met Investors MIST SSR Concentrated Int'l Portfolio           1,413
      MetLife Stock Index Portfolio                               237,536
      GACC Money Market Fund                                      189,847
      Russell Multi-Style Equity Fund                                 103
      Russell Aggressive Equity Fund                                  108
      Russell Non-US Fund                                             106
      Russell Core Bond Fund                                          118
      Russell Real Estate Securities Fund                             120
      AIM V.I. Premier Equity Fund                                161,933
      AIM V.I. Capital Appreciation Fund                          431,364
      AIM V.I. International Growth Fund                           37,749
      Alliance Premier Growth Portfolio                            42,195
      AllianceBernstein Real Estate Investment Portfolio            9,636

        Liberty Newport Tiger Fund, Variable                 $      108
        Goldman Sachs Growth and Income Fund                        150
        Goldman Sachs International Equity Fund                     317
        Scudder II Small Cap Growth Portfolio                     6,830
        Scudder II SVS Dreman Small Cap Value Portfolio             118
        Scudder II Government Securities Portfolio                  204
        MFS Research Series                                      20,406
        MFS Investors Trust Series                               22,507
        MFS Emerging Growth Series                                3,505
        MFS High Income Series                                      194
        MFS Strategic Income Series                               9,238
        MFS New Discovery Series                                    160
        Oppenheimer Capital Appreciation Fund                     2,238
        Oppenheimer Main Street Growth & Income Fund                687
        Oppenheimer High Income Fund                                120
        Oppenheimer Bond Fund                                    11,728
        Oppenheimer Strategic Bond Fund                             115
        Putnam VT Growth and Income Fund                         40,953
        Putnam VT New Value Fund                                    109
        Putnam VT Vista Fund                                     22,573
        Putnam VT International Growth Fund                       9,831
        Putnam VT International New Opportunities Fund           16,292
        Templeton Global Income Securities Fund                  55,540
        Franklin Small Cap Fund                                 119,782
        Templeton Growth Securities Fund                          3,884
        Templeton Foreign Securities Fund                        59,943
        Templeton Developing Markets Securities Fund             10,532
        Templeton Mutual Shares Securities Fund                   6,411
        Franklin Large Cap Growth Securities Fund               110,709
        New England Zenith Davis Venture Value Fund              22,932
        New England Zenith Harris Oakmark Focused Value Fund      6,102
        New England Zenith Jennison Growth Portfolio                674
                                                             ----------
                                                             $9,400,668
                                                             ==========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2002

(6) Changes in Units Outstanding

                                                                  Met Investors
                            -----------------------------------------------------------------------------------------
                            Lord Abbett                                                                    JP Morgan
                              Growth     Lord Abbett  Lord Abbett     Large     Lord Abbett   JP Morgan      Small
                                and         Bond      Developing       Cap        Mid-Cap      Quality        Cap
                              Income      Debenture     Growth       Research      Value        Bond         Stock
                            -----------  -----------  -----------  -----------  -----------  -----------  -----------
Accumulation Units:
 Unit Balance at 12/31/1999     134,762       38,749       26,493       29,120       23,875        8,134       16,533
   Units Issued                  31,675        4,097       19,441       19,609        8,985        7,193        9,641
   Units Redeemed                (9,777)     (10,233)      (1,288)      (6,943)      (1,078)        (376)        (856)
                            -----------  -----------  -----------  -----------  -----------  -----------  -----------
   Net Increase (Decrease)       21,898       (6,136)      18,153       12,666        7,907        6,817        8,785
Unit Balance at 12/31/2000      156,660       32,613       44,646       41,786       31,782       14,951       25,318
                            ===========  ===========  ===========  ===========  ===========  ===========  ===========
   Units Issued                  75,446        2,605        4,158          867        5,256        2,414        2,515
   Units Redeemed               (22,250)      (1,074)      (3,871)     (42,653)      (7,546)      (1,083)      (7,463)
                            -----------  -----------  -----------  -----------  -----------  -----------  -----------
   Net Increase (Decrease)       53,196        1,531          287      (41,786)      (2,290)       1,331       (4,948)
Unit Balance at 12/31/2001      209,856       34,144       44,933            -       29,492       16,282       20,370
                            ===========  ===========  ===========  ===========  ===========  ===========  ===========
   Units Issued                  14,842        3,081        3,465            -        5,338        2,487        1,089
   Units Redeemed               (24,640)      (3,997)      (7,265)           -       (6,964)      (1,378)        (945)
                            -----------  -----------  -----------  -----------  -----------  -----------  -----------
   Net Increase (Decrease)       (9,798)        (916)      (3,800)           -       (1,626)       1,109          144
Unit Balance at 12/31/2002      200,058       33,228       41,133            -       27,866       17,391       20,514
                            ===========  ===========  ===========  ===========  ===========  ===========  ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2002

(6) Changes in Units Outstanding, continued:

                                                                   Met Investors
                            ------------------------------------------------------------------------------------------
                                                                       MIST         MIST         MIST
                             JP Morgan    JP Morgan     JP Morgan       AIM          AIM       Third Ave      Janus
                             Enhanced      Select     International   Mid Cap     Small Cap    Small Cap    Aggressive
                               Index       Equity        Equity     Core Equity     Stock        Value        Growth
                            -----------  -----------  ------------- -----------  -----------  -----------  -----------
Accumulation Units:
 Unit Balance at 12/31/1999      60,489       69,034        10,864            -            -            -            -
   Units Issued                  34,409       12,973         7,899            -            -            -            -
   Units Redeemed                (8,569)      (5,743)         (825)           -            -            -            -
                            -----------  -----------   -----------  -----------  -----------  -----------  -----------
   Net Increase (Decrease)       25,840        7,230         7,074            -            -            -            -
 Unit Balance at 12/31/2000      86,329       76,264        17,938            -            -            -            -
                            ===========  ===========   ===========  ===========  ===========  ===========  ===========
   Units Issued                   8,706        1,861         2,463            -            -            -            -
   Units Redeemed                (9,933)      (7,798)         (818)           -            -            -            -
                            -----------  -----------   -----------  -----------  -----------  -----------  -----------
   Net Increase (Decrease)       (1,227)      (5,937)        1,645            -            -            -            -
 Unit Balance at 12/31/2001      85,102       70,327        19,583            -            -            -            -
                            ===========  ===========   ===========  ===========  ===========  ===========  ===========
   Units Issued                   3,375          437           617          222          461           66          311
   Units Redeemed                (9,792)      (7,438)       (1,117)         (57)        (140)          (1)        (131)
                            -----------  -----------   -----------  -----------  -----------  -----------  -----------
   Net Increase (Decrease)       (6,417)      (7,001)         (500)         165          321           65          180
 Unit Balance at 12/31/2002      78,685       63,326        19,083          165          321           65          180
                            ===========  ===========   ===========  ===========  ===========  ===========  ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2002

(6) Changes in Units Outstanding, continued:

                                                                   Met Investors
                            ------------------------------------------------------------------------------------------
                                 MFS          MFS      Oppenheimer                  PIMCO        PIMCO           Met
                              Research      Mid Cap      Capital       PIMCO        Money        Total          Putnam
                            International   Growth     Appreciation  Innovation     Market       Return        Research
                            ------------- -----------  ------------ -----------  -----------  -----------    -----------
Accumulation Units:
 Unit Balance at 12/31/1999            -            -            -            -            -            -              -
   Units Issued                        -            -            -            -            -            -              -
   Units Redeemed                      -            -            -            -            -            -              -
                             -----------  -----------  -----------  -----------  -----------  -----------    -----------
   Net Increase (Decrease)             -            -            -            -            -            -              -
 Unit Balance at 12/31/2000            -            -            -            -            -            -              -
                             ===========  ===========  ===========  ===========  ===========  ===========    ===========
   Units Issued                        -            -            -            -            -            -              -
   Units Redeemed                      -            -            -            -            -            -              -
                             -----------  -----------  -----------  -----------  -----------  -----------    -----------
   Net Increase (Decrease)             -            -            -            -            -            -              -
 Unit Balance at 12/31/2001            -            -            -            -            -            -              -
                             ===========  ===========  ===========  ===========  ===========  ===========    ===========
   Units Issued                    1,774          482          762          115      212,045        2,750          3,697
   Units Redeemed                    (41)        (167)         (19)          (1)    (104,148)        (132)           (46)
                             -----------  -----------  -----------  -----------  -----------  -----------    -----------
   Net Increase (Decrease)         1,733          315          743          114      107,897        2,618          3,651
 Unit Balance at 12/31/2002        1,733          315          743          114      107,897        2,618          3,651
                             ===========  ===========  ===========  ===========  ===========  ===========    ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2002

(6) Changes in Units Outstanding, continued:

                            Met Investors   MetLife        GACC                         Russell
                            ------------- -----------  -----------  -----------------------------------------------

                              MIST SSR                                Multi-
                            Concentrated     Stock        Money        Style    Aggressive                 Core
                            International    Index        Market      Equity      Equity      Non-US       Bond
                            ------------- -----------  -----------  ----------- ----------- ----------- -----------
Accumulation Units:
 Unit Balance at 12/31/1999            -            -       44,558            -           -           -           -
   Units Issued                        -            -      267,261           10          10          10          10
   Units Redeemed                      -            -     (249,916)           -           -           -           -
                             -----------  -----------  -----------  ----------- ----------- ----------- -----------
   Net Increase (Decrease)             -            -       17,345           10          10          10          10
 Unit Balance at 12/31/2000            -            -       61,903           10          10          10          10
                             ===========  ===========  ===========  =========== =========== =========== ===========
   Units Issued                        -            -       30,630            -           -           -           -
   Units Redeemed                      -            -      (76,786)           -           -           -           -
                             -----------  -----------  -----------  ----------- ----------- ----------- -----------
   Net Increase (Decrease)             -            -      (46,156)           -           -           -           -
 Unit Balance at 12/31/2001            -            -       15,747           10          10          10          10
                             ===========  ===========  ===========  =========== =========== =========== ===========
   Units Issued                      221       56,242        6,266            -           -           -           -
   Units Redeemed                    (58)     (28,584)      (6,824)           -           -           -           -
                             -----------  -----------  -----------  ----------- ----------- ----------- -----------
   Net Increase (Decrease)           163       27,658         (558)           -           -           -           -
 Unit Balance at 12/31/2002          163       27,658       15,189           10          10          10          10
                             ===========  ===========  ===========  =========== =========== =========== ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2002

(6) Changes in Units Outstanding, continued:

                             Russell                      AIM                           Alliance            Liberty
                            ----------- --------------------------------------  ------------------------  -----------
                                                                                              Alliance      Newport
                               Real        V.I.          V.I.         V.I.                    Bernstein      Tiger
                              Estate      Premier      Capital    International   Premier    Real Estate      Fund
                            Securities    Equity     Appreciation    Growth       Growth     Investment     Variable
                            ----------- -----------  ------------ ------------- -----------  -----------  -----------
Accumulation Units:
 Unit Balance at 12/31/1999           -       2,202          176             -            -            -            -
   Units Issued                      10      13,877       25,130         1,430        4,047        1,268          267
   Units Redeemed                     -      (1,718)      (2,405)           (4)        (129)         (60)         (17)
                            ----------- -----------  -----------   -----------  -----------  -----------  -----------
   Net Increase (Decrease)           10      12,159       22,725         1,426        3,918        1,208          250
 Unit Balance at 12/31/2000          10      14,361       22,901         1,426        3,918        1,208          250
                            =========== ===========  ===========   ===========  ===========  ===========  ===========
   Units Issued                       -       5,327       11,680         3,727        1,362           20           20
   Units Redeemed                     -      (3,311)      (2,510)         (201)        (541)        (184)         (77)
                            ----------- -----------  -----------   -----------  -----------  -----------  -----------
   Net Increase (Decrease)            -       2,016        9,170         3,526          821         (164)         (57)
 Unit Balance at 12/31/2001          10      16,377       32,071         4,952        4,739        1,044          193
                            =========== ===========  ===========   ===========  ===========  ===========  ===========
   Units Issued                       -       4,419        2,234            97        6,288          862            -
   Units Redeemed                     -      (5,834)      (3,831)         (336)      (6,020)      (1,056)        (183)
                            ----------- -----------  -----------   -----------  -----------  -----------  -----------
   Net Increase (Decrease)            -      (1,415)      (1,597)         (239)         268         (194)        (183)
 Unit Balance at 12/31/2002          10      14,962       30,474         4,713        5,007          850           10
                            =========== ===========  ===========   ===========  ===========  ===========  ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2002

(6) Changes in Units Outstanding, continued:

                                               Goldman Sachs                                   Scudder II
                            ---------------------------------------------------  -------------------------------------
                                                                                               SVS Dreman
                               Growth                                               Small        Small
                                and      International    Global      Internet       Cap          Cap       Government
                               Income       Equity        Income     Tollkeeper     Growth       Value      Securities
                            -----------  ------------- -----------  -----------  -----------  -----------  -----------
Accumulation Units:
 Unit Balance at 12/31/1999           -             -            -            -            -            -            -
   Units Issued                     552            10          878           10          953          279           10
   Units Redeemed                   (77)            -           (9)           -            -          (48)           -
                            -----------   -----------  -----------  -----------  -----------  -----------  -----------
   Net Increase (Decrease)          475            10          869           10          953          231           10
 Unit Balance at 12/31/2000         475            10          869           10          953          231           10
                            ===========   ===========  ===========  ===========  ===========  ===========  ===========
   Units Issued                       -            36          123           48           37            -            6
   Units Redeemed                  (169)          (19)         (70)         (25)        (102)        (112)          (3)
                            -----------   -----------  -----------  -----------  -----------  -----------  -----------
   Net Increase (Decrease)         (169)           17           53           23          (65)        (112)           3
 Unit Balance at 12/31/2001         306            27          922           33          888          119           13
                            ===========   ===========  ===========  ===========  ===========  ===========  ===========
   Units Issued                       -            54            -           10          653            -            7
   Units Redeemed                  (296)          (35)        (922)         (43)        (894)        (109)          (2)
                            -----------   -----------  -----------  -----------  -----------  -----------  -----------
   Net Increase (Decrease)         (296)           19         (922)         (33)        (241)        (109)           5
 Unit Balance at 12/31/2002          10            46            -            -          647           10           18
                            ===========   ===========  ===========  ===========  ===========  ===========  ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2002

(6) Changes in Units Outstanding, continued:

                                                                 MFS                                        Oppenheimer
                            ----------------------------------------------------------------------------    ------------
                                          Investors     Emerging       High        Strategic       New        Capital
                              Research      Trust        Growth       Income        Income      Discovery   Appreciation
                            -----------  -----------  -----------  -----------    -----------  -----------  ------------
Accumulation Units:
 Unit Balance at 12/31/1999           -            -            -            -              -            -            -
   Units Issued                   1,261        1,773          355          275             10           10           16
   Units Redeemed                   (63)        (100)         (39)         (32)             -            -            -
                            -----------  -----------  -----------  -----------    -----------  -----------  -----------
   Net Increase (Decrease)        1,198        1,673          316          243             10           10           16
 Unit Balance at 12/31/2000       1,198        1,673          316          243             10           10           16
                            ===========  ===========  ===========  ===========    ===========  ===========  ===========
   Units Issued                   1,286          842          471            7              -            7           42
   Units Redeemed                  (353)        (339)        (205)        (104)             -           (4)         (18)
                            -----------  -----------  -----------  -----------    -----------  -----------  -----------
   Net Increase (Decrease)          933          503          266          (97)             -            3           24
 Unit Balance at 12/31/2001       2,131        2,176          582          146             10           13           40
                            ===========  ===========  ===========  ===========    ===========  ===========  ===========
   Units Issued                   4,358        3,356          673            6          1,743           18          553
   Units Redeemed                (3,679)      (2,960)        (729)        (137)          (922)         (13)        (227)
                            -----------  -----------  -----------  -----------    -----------  -----------  -----------
   Net Increase (Decrease)          679          396          (56)        (131)           821            5          326
 Unit Balance at 12/31/2002       2,810        2,572          526           15            831           18          366
                            ===========  ===========  ===========  ===========    ===========  ===========  ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2002

(6) Changes in Units Outstanding, continued:

                                               Oppenheimer                                   Putnam
                            ------------------------------------------------- ------------------------------------
                            Main Street
                              Growth                                             Growth
                                 &          High                   Strategic      and          New
                              Income       Income        Bond        Bond        Income       Value       Vista
                            -----------  ----------- -----------  ----------- -----------  ----------- -----------
Accumulation Units:
 Unit Balance at 12/31/1999           -            -           -            -           -            -           -
   Units Issued                      33           10       1,076           10       2,664           10       1,878
   Units Redeemed                     -            -           -            -         (72)           -           -
                            -----------  ----------- -----------  ----------- -----------  ----------- -----------
   Net Increase (Decrease)           33           10       1,076           10       2,592           10       1,878
 Unit Balance at 12/31/2000          33           10       1,076           10       2,592           10       1,878
                            ===========  =========== ===========  =========== ===========  =========== ===========
   Units Issued                      38            -           9            -       1,441            -         485
   Units Redeemed                   (29)           -         (39)           -        (488)           -        (172)
                            -----------  ----------- -----------  ----------- -----------  ----------- -----------
   Net Increase (Decrease)            9            -         (30)           -         953            -         313
 Unit Balance at 12/31/2001          42           10       1,046           10       3,545           10       2,191
                            ===========  =========== ===========  =========== ===========  =========== ===========
   Units Issued                     108            -       1,015            -       5,491            -       3,169
   Units Redeemed                   (63)           -      (1,055)           -      (4,961)           -      (2,717)
                            -----------  ----------- -----------  ----------- -----------  ----------- -----------
   Net Increase (Decrease)           45            -         (40)           -         530            -         452
 Unit Balance at 12/31/2002          87           10       1,006           10       4,075           10       2,643
                            ===========  =========== ===========  =========== ===========  =========== ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2002

(6) Changes in Units Outstanding, continued:

                                      Putnam                                       Templeton
                            --------------------------  ---------------------------------------------------------------
                                                         Templeton                                           Templeton
                                          International    Global      Franklin    Templeton    Templeton    Developing
                            International      New         Income       Small        Growth      Foreign      Markets
                               Growth     Opportunities  Securities      Cap       Securities   Securities   Securities
                            ------------- ------------- -----------  -----------  -----------  -----------  -----------
Accumulation Units:
 Unit Balance at 12/31/1999            -             -           10           10          205          209            -
   Units Issued                      736         1,932        4,646        7,649          426        5,038        1,143
   Units Redeemed                      -           (16)         (94)        (889)         (10)         (16)           -
                             -----------   -----------  -----------  -----------  -----------  -----------  -----------
   Net Increase (Decrease)           736         1,916        4,552        6,760          416        5,022        1,143
 Unit Balance at 12/31/2000          736         1,916        4,562        6,770          621        5,231        1,143
                             ===========   ===========  ===========  ===========  ===========  ===========  ===========
   Units Issued                      344             -          776        3,516        1,916          366          109
   Units Redeemed                    (47)          (57)        (113)        (757)        (163)        (190)         (51)
                             -----------   -----------  -----------  -----------  -----------  -----------  -----------
   Net Increase (Decrease)           297           (57)         663        2,759        1,753          176           58
 Unit Balance at 12/31/2001        1,033         1,859        5,225        9,529        2,374        5,407        1,201
                             ===========   ===========  ===========  ===========  ===========  ===========  ===========
   Units Issued                    1,031         1,807            -          177           14        3,212        1,145
   Units Redeemed                 (1,072)       (1,874)        (125)        (278)      (2,060)      (3,578)      (1,237)
                             -----------   -----------  -----------  -----------  -----------  -----------  -----------
   Net Increase (Decrease)           (41)          (67)        (125)        (101)      (2,046)        (366)         (92)
 Unit Balance at 12/31/2002          992         1,792        5,100        9,428          328        5,041        1,109
                             ===========   ===========  ===========  ===========  ===========  ===========  ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2002

(6) Changes in Units Outstanding, continued:

                                    Templeton                  New England Zenith
                            ------------------------  -------------------------------------
                             Templeton     Franklin                  Harris
                               Mutual     Large Cap      Davis       Oakmark
                               Shares       Growth      Venture      Focused     Jennison
                             Securities   Securities     Value        Value       Growth
                            -----------  -----------  -----------  -----------  -----------
Accumulation Units:
 Unit Balance at 12/31/1999           -           10            -            -            -
   Units Issued                     795        5,589            -            -            -
   Units Redeemed                     -          (58)           -            -            -
                            -----------  -----------  -----------  -----------  -----------
   Net Increase (Decrease)          795        5,531            -            -            -
 Unit Balance at 12/31/2000         795        5,541            -            -            -
                            ===========  ===========  ===========  ===========  ===========
   Units Issued                      17        1,484            -            -            -
   Units Redeemed                  (206)        (188)           -            -            -
                            -----------  -----------  -----------  -----------  -----------
   Net Increase (Decrease)         (189)       1,296            -            -            -
 Unit Balance at 12/31/2001         606        6,837            -            -            -
                            ===========  ===========  ===========  ===========  ===========
   Units Issued                     586          143        3,045          778           66
   Units Redeemed                  (624)        (174)        (174)         (18)           -
                            -----------  -----------  -----------  -----------  -----------
   Net Increase (Decrease)          (38)         (31)       2,871          760           66
 Unit Balance at 12/31/2002         568        6,806        2,871          760           66
                            ===========  ===========  ===========  ===========  ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2002

(7) Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) The realized gain (loss) on the sale of fund shares and the change in unrealized appreciation (depreciation) for each sub-account during the years ended December 31, 2002, December 31, 2001 and December 31, 2000 follows:

                                                                            Realized Gain (Loss)
                                                               ---------------------------------------------
                                                                    Aggregate      Aggregate Cost
                                                       Year or Proceeds from Sales of Fund Shares  Realized
                                                       Period    of Fund Shares       Redeemed    Gain (Loss)
                                                       ------- ------------------- -------------- -----------

Met Investors Lord Abbett Growth and Income Portfolio   2002       $  267,734        $  274,603    $ (6,869)
                                                        2001          184,381           173,810      10,571
                                                        2000          158,921           145,034      13,887

Met Investors Lord Abbett Bond Debenture Portfolio      2002           38,948            46,509      (7,561)
                                                        2001           13,823            14,402        (579)
                                                        2000          112,082           109,886       2,196

Met Investors Lord Abbett Developing Growth Portfolio   2002           35,100            47,075     (11,975)
                                                        2001           37,454            44,727      (7,273)
                                                        2000            8,316             7,392         924

Met Investors Large Cap Research Portfolio              2002                -                 -           -
                                                        2001          654,779           582,759      72,020
                                                        2000           68,613            60,630       7,983

Met Investors Lord Abbett Mid-Cap Value Portfolio       2002           89,406            71,768      17,638
                                                        2001          159,738           118,186      41,552
                                                        2000           20,365            16,137       4,228

Met Investors JP Morgan Quality Bond Portfolio          2002            6,428             5,950         478
                                                        2001           13,335            12,699         636
                                                        2000            3,084             3,102         (18)

Met Investors JP Morgan Small Cap Stock Portfolio       2002            8,237            10,560      (2,323)
                                                        2001           72,677            82,695     (10,018)
                                                        2000           12,049             9,061       2,988

Met Investors JP Morgan Enhanced Index Portfolio        2002           71,984           101,832     (29,848)
                                                        2001          101,501           123,542     (22,041)
                                                        2000           73,693            68,461       5,232

Met Investors JP Morgan Select Equity Portfolio         2002           62,500            95,472     (32,972)
                                                        2001           82,098            96,664     (14,566)
                                                        2000           87,788            85,185       2,603

Met Investors JP Morgan International Equity Portfolio  2002            8,622            13,700      (5,078)
                                                        2001            4,194             5,704      (1,510)
                                                        2000            8,181             7,648         533

Met Investors MIST AIM Mid Cap Core Equity Portfolio    2002               80                81          (1)
                                                        2001                -                 -           -
                                                        2000                -                 -           -

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2002

(7) Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation), continued:

                                                                               Realized Gain (Loss)
                                                                  ---------------------------------------------
                                                                       Aggregate      Aggregate Cost
                                                          Year or Proceeds from Sales of Fund Shares  Realized
                                                          Period    of Fund Shares       Redeemed    Gain (Loss)
                                                          ------- ------------------- -------------- -----------

Met Investors MIST AIM Small Cap Stock Portfolio           2002       $      182        $      181    $       1
                                                           2001                -                 -            -
                                                           2000                -                 -            -

Met Investors MIST Third Avenue Small Cap Value Portfolio  2002                5                 5            -
                                                           2001                -                 -            -
                                                           2000                -                 -            -

Met Investors Janus Aggressive Growth Portfolio            2002              150               153           (3)
                                                           2001                -                 -            -
                                                           2000                -                 -            -

Met Investors MFS Research International Portfolio         2002              360               356            4
                                                           2001                -                 -            -
                                                           2000                -                 -            -

Met Investors MFS Mid Cap Growth Portfolio                 2002              178               180           (2)
                                                           2001                -                 -            -
                                                           2000                -                 -            -

Met Investors Oppenheimer Capital Appreciation Portfolio   2002              148               139            9
                                                           2001                -                 -            -
                                                           2000                -                 -            -

Met Investors PIMCO Innovation Portfolio                   2002                5                 6           (1)
                                                           2001                -                 -            -
                                                           2000                -                 -            -

Met Investors PIMCO Money Market Portfolio                 2002        1,023,627         1,023,627            -
                                                           2001                -                 -            -
                                                           2000                -                 -            -

Met Investors PIMCO Total Return Portfolio                 2002              509               506            3
                                                           2001                -                 -            -
                                                           2000                -                 -            -

Met Investors Met Putnam Research Portfolio                2002              369               354           15
                                                           2001                -                 -            -
                                                           2000                -                 -            -

Met Investors MIST SSR Concentrated Int'l Portfolio        2002               86                89           (3)
                                                           2001                -                 -            -
                                                           2000                -                 -            -

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2002

(7) Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation), continued:

                                                         Realized Gain (Loss)
                                            ---------------------------------------------
                                                 Aggregate      Aggregate Cost
                                    Year or Proceeds from Sales of Fund Shares  Realized
                                    Period    of Fund Shares       Redeemed    Gain (Loss)
                                    ------- ------------------- -------------- -----------

Met Life Met Stock Index Fund        2002       $    5,027        $    5,401    $   (374)
                                     2001                -                 -           -
                                     2000                -                 -           -

GACC Money Market Fund               2002           83,455            84,104        (649)
                                     2001          837,837           855,636     (17,799)
                                     2000        3,314,082         3,269,947      44,135

Russell Multi-Style Equity Fund      2002                -                 -           -
                                     2001                -                 -           -
                                     2000                -                 -           -

Russell Aggressive Equity Fund       2002                -                 -           -
                                     2001                -                 -           -
                                     2000                -                 -           -

Russell Non-US Fund                  2002                -                 -           -
                                     2001                -                 -           -
                                     2000                -                 -           -

Russell Core Bond Fund               2002                -                 -           -
                                     2001                -                 -           -
                                     2000                -                 -           -

Russell Real Estate Securities Fund  2002                -                 -           -
                                     2001                -                 -           -
                                     2000                -                 -           -

AIM V.I. Premier Equity Fund         2002           20,977            32,320     (11,343)
                                     2001           26,291            37,081     (10,790)
                                     2000           16,376            15,668         708

AIM V.I. Capital Appreciation Fund   2002           17,093            29,450     (12,357)
                                     2001           29,127            38,961      (9,834)
                                     2000            4,133             4,173         (40)

AIM V.I. International Growth Fund   2002            1,811             2,528        (717)
                                     2001            1,619             1,994        (375)
                                     2000              338               378         (40)

Alliance Premier Growth Portfolio    2002            4,769             8,039      (3,270)
                                     2001            3,971             5,602      (1,631)
                                     2000            1,906             2,066        (160)

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2002

(7) Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation), continued:

                                                                         Realized Gain (Loss)
                                                            ---------------------------------------------
                                                                 Aggregate      Aggregate Cost
                                                    Year or Proceeds from Sales of Fund Shares  Realized
                                                    Period    of Fund Shares       Redeemed    Gain (Loss)
                                                    ------- ------------------- -------------- -----------

Alliance Bernstein Real Estate Investment Portfolio  2002       $    2,875        $    2,416    $    459
                                                     2001            2,193             2,017         176
                                                     2000              767               755          12

Liberty Newport Tiger Fund, Variable                 2002            1,203             1,854        (651)
                                                     2001              581               797        (216)
                                                     2000              286               304         (18)

Goldman Sachs Growth and Income Fund                 2002            2,343             2,996        (653)
                                                     2001            1,439             1,708        (269)
                                                     2000              744               774         (30)

Goldman Sachs International Equity Fund              2002               61                76         (15)
                                                     2001               79                96         (17)
                                                     2000                -                 -           -

Goldman Sachs Global Income Fund                     2002           10,283            10,522        (239)
                                                     2001              823               824          (1)
                                                     2000              310               304           6

Goldman Sachs Internet Tollkeeper Fund               2002              154               212         (58)
                                                     2001               74               107         (33)
                                                     2000                1                 1           -

Scudder II Small Cap Growth Portfolio                2002            1,088             2,608      (1,520)
                                                     2001              702             1,181        (479)
                                                     2000              388               385           3

Scudder II SVS Dreman Small Cap Value Portfolio      2002            1,349             1,063         286
                                                     2001            1,263             1,091         172
                                                     2000              593               582          11

Scudder II Government Securities Portfolio           2002                -                 -           -
                                                     2001                4                 4           -
                                                     2000                -                 -           -

MFS Research Series                                  2002            7,955            11,002      (3,047)
                                                     2001            3,456             4,466      (1,010)
                                                     2000            1,195             1,191           4

MFS Investors Trust Series                           2002            5,535             7,136      (1,601)
                                                     2001            3,443             4,019        (576)
                                                     2000            1,088             1,090          (2)

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2002

(7) Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation), continued:

                                                                  Realized Gain (Loss)
                                                     ---------------------------------------------
                                                          Aggregate      Aggregate Cost
                                             Year or Proceeds from Sales of Fund Shares  Realized
                                             Period    of Fund Shares       Redeemed    Gain (Loss)
                                             ------- ------------------- -------------- -----------

MFS Emerging Growth Series                    2002       $    1,183        $    2,146    $   (963)
                                              2001              824             1,244        (420)
                                              2000              302               324         (22)

MFS High Income Series                        2002            1,257             1,502        (245)
                                              2001              951             1,051        (100)
                                              2000              406               419         (13)

MFS Strategic Income Series                   2002              758               738          20
                                              2001               51                49           2
                                              2000                -                 -           -

MFS New Discovery Series                      2002               26                34          (8)
                                              2001               28                35          (7)
                                              2000                -                 -           -

Oppenheimer Capital Appreciation Fund         2002              125               139         (14)
                                              2001               16                20          (4)
                                              2000                -                 -           -

Oppenheimer Main Street Growth & Income Fund  2002               12                15          (3)
                                              2001               99               108          (9)
                                              2000              130               140         (10)

Oppenheimer High Income Fund                  2002                -                 -           -
                                              2001                -                 -           -
                                              2000                -                 -           -

Oppenheimer Bond Fund                         2002              572               569           3
                                              2001              435               415          20
                                              2000              141               137           4

Oppenheimer Strategic Bond Fund               2002                -                 -           -
                                              2001                -                 -           -
                                              2000                -                 -           -

Putnam VT Growth and Income Fund              2002            7,750             9,088      (1,338)
                                              2001            6,119             6,104          15
                                              2000            1,192             1,139          53

Putnam VT New Value Fund                      2002                -                 -           -
                                              2001                -                 -           -
                                              2000                -                 -           -

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2002

(7) Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation), continued:

                                                                    Realized Gain (Loss)
                                                       ---------------------------------------------
                                                            Aggregate      Aggregate Cost
                                               Year or Proceeds from Sales of Fund Shares  Realized
                                               Period    of Fund Shares       Redeemed    Gain (Loss)
                                               ------- ------------------- -------------- -----------

Putnam VT Vista Fund                            2002        $     461        $     939     $   (478)
                                                2001              621            1,010         (389)
                                                2000              325              326           (1)

Putnam VT International Growth Fund             2002              611              917         (306)
                                                2001              347              455         (108)
                                                2000               64               67           (3)

Putnam VT International New Opportunities Fund  2002              340              726         (386)
                                                2001              377              683         (306)
                                                2000              181              204          (23)

Templeton Global Income Securities Fund         2002            1,444            1,349           95
                                                2001            1,111            1,125          (14)
                                                2000              983            1,029          (46)

Franklin Small Cap Fund                         2002            2,266            3,403       (1,137)
                                                2001            2,372            3,096         (724)
                                                2000            1,302            1,305           (3)

Templeton Growth Securities Fund                2002           24,632           23,508        1,124
                                                2001            1,615            1,660          (45)
                                                2000              266              279          (13)

Templeton Foreign Securities Fund               2002           12,552           20,284       (7,732)
                                                2001            1,808            2,240         (432)
                                                2000              649              660          (11)

Templeton Developing Markets Securities Fund    2002            1,042            1,295         (253)
                                                2001              379              482         (103)
                                                2000              105              115          (10)

Templeton Mutual Shares Securities Fund         2002              687              690           (3)
                                                2001            2,596            2,308          288
                                                2000               77               74            3

Franklin Large Cap Growth Securities Fund       2002            1,665            2,777       (1,112)
                                                2001            1,884            2,385         (501)
                                                2000            1,902            1,902            -

New England Zenith Davis Venture Value Fund     2002              645              611           34
                                                2001                -                -            -
                                                2000                -                -            -

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2002

(7) Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation), continued:

                                                                          Realized Gain (Loss)
                                                             ----------------------------------------------
                                                                  Aggregate      Aggregate Cost
                                                     Year or Proceeds from Sales of Fund Shares  Realized
                                                     Period    of Fund Shares       Redeemed    Gain (Loss)
                                                     ------- ------------------- -------------- -----------

New England Zenith Harris Oakmark Focused Value Fund  2002       $      148        $      139    $      9
                                                      2001                -                 -           -
                                                      2000                -                 -           -

New England Zenith Jennison Growth Portfolio          2002                5                 5           -
                                                      2001                -                 -           -
                                                      2000                -                 -           -

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2002

(7) Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation), continued:

                                                                  Unrealized Appreciation (Depreciation)
                                                               --------------------------------------------
                                                                Appreciation     Appreciation
                                                       Year or (Depreciation)   (Depreciation)
                                                       Period  End of Period  Beginning of Period   Change
                                                       ------- -------------- ------------------- ---------

Met Investors Lord Abbett Growth and Income Portfolio   2002     $(483,778)        $ 176,068      $(659,846)
                                                        2001       176,068           364,970       (188,902)
                                                        2000       364,970           140,732        224,238

Met Investors Lord Abbett Bond Debenture Portfolio      2002       (55,429)          (29,483)       (25,946)
                                                        2001       (29,483)          (13,564)       (15,919)
                                                        2000       (13,564)            7,497        (21,061)

Met Investors Lord Abbett Developing Growth Portfolio   2002      (150,396)          (39,193)      (111,203)
                                                        2001       (39,193)          (12,271)       (26,922)
                                                        2000       (12,271)           88,047       (100,318)

Met Investors Large Cap Research Portfolio              2002             -                 -              -
                                                        2001             -            97,284        (97,284)
                                                        2000        97,284            72,857         24,427

Met Investors Lord Abbett Mid-Cap Value Portfolio       2002        40,121           123,294        (83,173)
                                                        2001       123,294           171,232        (47,938)
                                                        2000       171,232            20,332        150,900

Met Investors JP Morgan Quality Bond Portfolio          2002        17,014             9,137          7,877
                                                        2001         9,137             6,114          3,023
                                                        2000         6,114            (2,123)         8,237

Met Investors JP Morgan Small Cap Stock Portfolio       2002       (66,394)          (21,816)       (44,578)
                                                        2001       (21,816)           35,255        (57,071)
                                                        2000        35,255            81,861        (46,606)

Met Investors JP Morgan Enhanced Index Portfolio        2002      (429,475)         (224,843)      (204,632)
                                                        2001      (224,843)         (109,732)      (115,111)
                                                        2000      (109,732)          106,009       (215,741)

Met Investors JP Morgan Select Equity Portfolio         2002      (311,320)         (142,088)      (169,232)
                                                        2001      (142,088)          (79,918)       (62,170)
                                                        2000       (79,918)           46,891       (126,809)

Met Investors JP Morgan International Equity Portfolio  2002      (112,802)          (89,400)       (23,402)
                                                        2001       (89,400)          (21,978)       (67,422)
                                                        2000       (21,978)           30,034        (52,012)

Met Investors MIST AIM Mid Cap Core Equity Portfolio    2002           (18)                -            (18)
                                                        2001             -                 -              -
                                                        2000             -                 -              -

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2002

(7) Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation), continued:

                                                                     Unrealized Appreciation (Depreciation)
                                                                  --------------------------------------------
                                                                   Appreciation     Appreciation
                                                          Year or (Depreciation)   (Depreciation)
                                                          Period  End of Period  Beginning of Period   Change
                                                          ------- -------------- ------------------- ---------

Met Investors MIST AIM Small Cap Stock Portfolio           2002     $     (19)        $      -       $     (19)
                                                           2001             -                -               -
                                                           2000             -                -               -

Met Investors MIST Third Avenue Small Cap Value Portfolio  2002           (21)               -             (21)
                                                           2001             -                -               -
                                                           2000             -                -               -

Met Investors Janus Aggressive Growth Portfolio            2002           (71)               -             (71)
                                                           2001             -                -               -
                                                           2000             -                -               -

Met Investors MFS Research International Portfolio         2002           657                -             657
                                                           2001             -                -               -
                                                           2000             -                -               -

Met Investors MFS Mid Cap Growth Portfolio                 2002           (46)               -             (46)
                                                           2001             -                -               -
                                                           2000             -                -               -

Met Investors Oppenheimer Capital Appreciation Portfolio   2002           409                -             409
                                                           2001             -                -               -
                                                           2000             -                -               -

Met Investors PIMCO Innovation Portfolio                   2002          (114)               -            (114)
                                                           2001             -                -               -
                                                           2000             -                -               -

Met Investors PIMCO Money Market Portfolio                 2002             -                -               -
                                                           2001             -                -               -
                                                           2000             -                -               -

Met Investors PIMCO Total Return Portfolio                 2002           698                -             698
                                                           2001             -                -               -
                                                           2000             -                -               -

Met Investors Met Putnam Research Portfolio                2002           255                -             255
                                                           2001             -                -               -
                                                           2000             -                -               -

Met Investors MIST SSR Concentrated Int'l Portfolio        2002           (26)               -             (26)
                                                           2001             -                -               -
                                                           2000             -                -               -

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2002

(7) Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation), continued:

                                               Unrealized Appreciation (Depreciation)
                                            --------------------------------------------
                                             Appreciation     Appreciation
                                    Year or (Depreciation)   (Depreciation)
                                    Period  End of Period  Beginning of Period   Change
                                    ------- -------------- ------------------- ---------

Met Life Met Stock Index Fund        2002     $ (18,985)        $       -      $ (18,985)
                                     2001             -                 -              -
                                     2000             -                 -              -

GACC Money Market Fund               2002        (1,575)            1,808         (3,383)
                                     2001         1,808           (31,157)        32,965
                                     2000       (31,157)           11,821        (42,978)

Russell Multi-Style Equity Fund      2002           (43)              (25)           (18)
                                     2001           (25)              (11)           (14)
                                     2000           (11)                -            (11)

Russell Aggressive Equity Fund       2002           (33)              (15)           (18)
                                     2001           (15)              (13)            (2)
                                     2000           (13)                -            (13)

Russell Non-US Fund                  2002           (46)              (35)           (11)
                                     2001           (35)              (15)           (20)
                                     2000           (15)                -            (15)

Russell Core Bond Fund               2002             8                 5              3
                                     2001             5                 4              1
                                     2000             4                 -              4

Russell Real Estate Securities Fund  2002            11                14             (3)
                                     2001            14                13              1
                                     2000            13                 -             13

AIM V.I. Premier Equity Fund         2002       (73,951)          (45,586)       (28,365)
                                     2001       (45,586)          (31,186)       (14,400)
                                     2000       (31,186)            2,049        (33,235)

AIM V.I. Capital Appreciation Fund   2002      (214,575)         (155,619)       (58,956)
                                     2001      (155,619)          (58,850)       (96,769)
                                     2000       (58,850)              300        (59,150)

AIM V.I. International Growth Fund   2002       (13,422)           (9,326)        (4,096)
                                     2001        (9,326)           (2,276)        (7,050)
                                     2000        (2,276)                -         (2,276)

Alliance Premier Growth Portfolio    2002       (19,723)          (13,592)        (6,131)
                                     2001       (13,592)           (7,489)        (6,103)
                                     2000        (7,489)                -         (7,489)

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2002

(7) Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation), continued:

                                                              Unrealized Appreciation (Depreciation)
                                                           --------------------------------------------
                                                            Appreciation     Appreciation
                                                   Year or (Depreciation)   (Depreciation)
                                                   Period  End of Period  Beginning of Period   Change
                                                   ------- -------------- ------------------- ---------

AllianceBernstein Real Estate Investment Portfolio  2002     $   1,214         $   1,529      $    (315)
                                                    2001         1,529               811            718
                                                    2000           811                 -            811

Liberty Newport Tiger Fund, Variable                2002           (44)             (583)           539
                                                    2001          (583)             (391)          (192)
                                                    2000          (391)                -           (391)

Goldman Sachs Growth and Income Fund                2002           (40)             (516)           476
                                                    2001          (516)             (361)          (155)
                                                    2000          (361)                -           (361)

Goldman Sachs International Equity Fund             2002           (59)              (32)           (27)
                                                    2001           (32)              (17)           (15)
                                                    2000           (17)                -            (17)

Goldman Sachs Global Income Fund                    2002             -              (270)           270
                                                    2001          (270)             (352)            82
                                                    2000          (352)                -           (352)

Goldman Sachs Internet Tollkeeper Fund              2002             -               (34)            34
                                                    2001           (34)              (34)             -
                                                    2000           (34)                -            (34)

Scudder II Small Cap Growth Portfolio               2002        (4,259)           (4,106)          (153)
                                                    2001        (4,106)           (1,360)        (2,746)
                                                    2000        (1,360)                -         (1,360)

Scudder II SVS Dreman Small Cap Value Portfolio     2002            13               301           (288)
                                                    2001           301               152            149
                                                    2000           152                 -            152

Scudder II Government Securities Portfolio          2002            22                14              8
                                                    2001            14                 9              5
                                                    2000             9                 -              9

MFS Research Series                                 2002        (5,575)           (4,648)          (927)
                                                    2001        (4,648)             (975)        (3,673)
                                                    2000          (975)                -           (975)

MFS Investors Trust Series                          2002        (5,727)           (3,253)        (2,474)
                                                    2001        (3,253)             (147)        (3,106)
                                                    2000          (147)                -           (147)

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2002

(7) Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation), continued:

                                                        Unrealized Appreciation (Depreciation)
                                                     --------------------------------------------
                                                      Appreciation     Appreciation
                                             Year or (Depreciation)   (Depreciation)
                                             Period  End of Period  Beginning of Period   Change
                                             ------- -------------- ------------------- ---------

MFS Emerging Growth Series                    2002     $  (1,635)        $  (1,576)     $     (59)
                                              2001        (1,576)             (519)        (1,057)
                                              2000          (519)                -           (519)

MFS High Income Series                        2002           (26)             (185)           159
                                              2001          (185)             (165)           (20)
                                              2000          (165)                -           (165)

MFS Strategic Income Series                   2002           639                 5            634
                                              2001             5                 6             (1)
                                              2000             6                 -              6

MFS New Discovery Series                      2002           (59)              (19)           (40)
                                              2001           (19)              (14)            (5)
                                              2000           (14)                -            (14)

Oppenheimer Capital Appreciation Fund         2002          (144)              (39)          (105)
                                              2001           (39)              (11)           (28)
                                              2000           (11)                -            (11)

Oppenheimer Main Street Growth & Income Fund  2002          (123)              (28)           (95)
                                              2001           (28)              (10)           (18)
                                              2000           (10)                -            (10)

Oppenheimer High Income Fund                  2002           (23)              (10)           (13)
                                              2001           (10)               (2)            (8)
                                              2000            (2)                -             (2)

Oppenheimer Bond Fund                         2002           657               494            163
                                              2001           494               519            (25)
                                              2000           519                 -            519

Oppenheimer Strategic Bond Fund               2002             -                 1             (1)
                                              2001             1                 2             (1)
                                              2000             2                 -              2

Putnam VT Growth and Income Fund              2002        (7,555)             (937)        (6,618)
                                              2001          (937)            2,354         (3,291)
                                              2000         2,354                 -          2,354

Putnam VT New Value Fund                      2002            (4)               19            (23)
                                              2001            19                20             (1)
                                              2000            20                 -             20

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2002

(7) Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation), continued:

                                                          Unrealized Appreciation (Depreciation)
                                                       --------------------------------------------
                                                        Appreciation     Appreciation
                                               Year or (Depreciation)   (Depreciation)
                                               Period  End of Period  Beginning of Period   Change
                                               ------- -------------- ------------------- ---------

Putnam VT Vista Fund                            2002     $ (12,420)        $  (8,919)     $  (3,501)
                                                2001        (8,919)           (2,351)        (6,568)
                                                2000        (2,351)                -         (2,351)

Putnam VT International Growth Fund             2002        (3,933)           (2,887)        (1,046)
                                                2001        (2,887)             (429)        (2,458)
                                                2000          (429)                -           (429)

Putnam VT International New Opportunities Fund  2002        (9,031)           (8,181)          (850)
                                                2001        (8,181)           (4,874)        (3,307)
                                                2000        (4,874)                -         (4,874)

Templeton Global Income Securities Fund         2002        11,136                53         11,083
                                                2001            53               162           (109)
                                                2000           162                 -            162

Franklin Small Cap Fund                         2002       (52,077)          (25,818)       (26,259)
                                                2001       (25,818)          (12,409)       (13,409)
                                                2000       (12,409)               41        (12,450)

Templeton Growth Securities Fund                2002          (746)              715         (1,461)
                                                2001           715                 5            710
                                                2000             5               160           (155)

Templeton Foreign Securities Fund               2002       (23,732)          (21,969)        (1,763)
                                                2001       (21,969)             (519)       (21,450)
                                                2000          (519)              167           (686)

Templeton Developing Markets Securities Fund    2002        (2,382)           (2,521)           139
                                                2001        (2,521)           (1,747)          (774)
                                                2000        (1,747)                -         (1,747)

Templeton Mutual Shares Securities Fund         2002          (475)              533         (1,008)
                                                2001           533               844           (311)
                                                2000           844                 -            844

Franklin Large Cap Growth Securities Fund       2002       (50,263)          (32,562)       (17,701)
                                                2001       (32,562)           (3,436)       (29,126)
                                                2000        (3,436)               23         (3,459)

New England Zenith Davis Venture Value Fund     2002         1,921                 -          1,921
                                                2001             -                 -              -
                                                2000             -                 -              -

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements
December 31, 2002

(7) Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation), continued:

                                                                Unrealized Appreciation (Depreciation)
                                                             --------------------------------------------
                                                              Appreciation     Appreciation
                                                     Year or (Depreciation)   (Depreciation)
                                                     Period  End of Period  Beginning of Period   Change
                                                     ------- -------------- ------------------- ---------

New England Zenith Harris Oakmark Focused Value Fund  2002     $     730         $      -       $     730
                                                      2001             -                -               -
                                                      2000             -                -               -

New England Zenith Jennison Growth Portfolio          2002           (36)               -             (36)
                                                      2001             -                -               -
                                                      2000             -                -               -

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                             FINANCIAL HIGHLIGHTS


The following table was developed by separating each sub-account into the two products, single premium variable life and flexible premium variable universal life, offered by MetLife Investors Variable Life Account One.

                                                             As of December 31, 2002    For the Year ended December 31, 2002
                                                          ----------------------------- ----------------------------------
                                                                     Unit    Net Assets  Investment     Expense     Total
                                                           Units  Fair Value   (000)    Income Ratio*   Ratio**   Return***
                                                          ------- ---------- ---------- -------------   -------   ---------
Single premium variable life policies (SPVL):
  Met Investors Lord Abbett Growth and Income Portfolio   194,619 $11.041953   $2,149       0.92%        0.00%     (17.95%)
  Met Investors Lord Abbett Bond Debenture Portfolio       31,437  11.061718      348       8.76%        0.00%      (0.39%)
  Met Investors Lord Abbett Developing Growth Portfolio    38,528   7.008332      270       0.00%        0.00%     (28.99%)
  Met Investors Lord Abbett Mid-Cap Value Portfolio        26,684  15.168546      405       0.44%        0.00%      (9.31%)
  Met Investors JP Morgan Quality Bond Portfolio           16,502  13.710940      226       4.83%        0.00%       8.95%
  Met Investors JP Morgan Small Cap Stock Portfolio        20,498   8.311718      170       0.09%        0.00%     (21.05%)
  Met Investors JP Morgan Enhanced Index Portfolio         76,929   8.396483      646       0.96%        0.00%     (24.96%)
  Met Investors JP Morgan Select Equity Portfolio          63,316   8.256791      523       0.65%        0.00%     (25.65%)
  Met Investors JP Morgan International Equity Portfolio   19,059   7.529965      144       0.00%        0.00%     (16.36%)
  GACC Money Market Fund                                   15,156  12.397577      188       3.70%        0.00%       1.64%
  AIM V.I. Premier Equity Fund                             12,063   6.128285       74       0.33%        0.00%     (30.26%)
  AIM V.I. Capital Appreciation Fund                       29,382   7.199995      212       0.00%        0.00%     (24.36%)
  AIM V.I. International Growth Fund                        4,682   5.163531       24       0.57%        0.00%     (15.67%)
  Templeton Global Income Securities Fund                   5,100  13.072760       67       1.16%        0.00%      21.44%
  Franklin Small Cap Fund                                   9,418   7.183156       68       0.44%        0.00%     (28.52%)
  Templeton Growth Securities Fund                            328   9.566006        3       0.67%        0.00%     (18.32%)
  Templeton Foreign Securities Fund                         3,138   7.280394       23       1.76%        0.00%     (18.40%)
  Franklin Large Cap Growth Securities Fund                 6,806   8.880736       60       0.86%        0.00%     (22.94%)
Flexible premium variable universal life (FPVUL):
  Met Investors Lord Abbett Growth and Income Portfolio     5,439 $ 8.695518   $   47       0.92%        0.55%     (18.40%)
  Met Investors Lord Abbett Bond Debenture Portfolio        1,791  10.196688       18       8.76%        0.55%      (0.94%)
  Met Investors Lord Abbett Developing Growth Portfolio     2,605   5.754548       15       0.00%        0.55%     (29.38%)
  Met Investors Lord Abbett Mid-Cap Value Portfolio         1,182  12.941522       15       0.44%        0.55%      (9.81%)
  Met Investors JP Morgan Quality Bond Portfolio              889  12.582457       11       4.83%        0.55%       8.36%
  Met Investors JP Morgan Small Cap Stock Portfolio            16   6.582449        -       0.09%        0.55%     (21.48%)
  Met Investors JP Morgan Enhanced Index Portfolio          1,756   5.817937       10       0.96%        0.55%     (25.37%)
  Met Investors JP Morgan Select Equity Portfolio              10   6.438972        -       0.65%        0.55%     (26.05%)
  Met Investors JP Morgan International Equity Portfolio       24   5.699010        -       0.00%        0.55%     (16.82%)
  Met Investors MIST AIM Mid Cap Core Equity Portfolio        165   8.919617        1       0.18%        0.55%     (10.80%)
  Met Investors MIST AIM Small Cap Stock Portfolio            321   7.477512        2       0.00%        0.55%     (25.23%)
  Met Investors MIST Third Ave Small Cap Val Portfolio         65  10.039513        1       0.31%        0.55%       0.40%
  Met Investors Janus Aggressive Growth                       180   7.343779        1       0.16%        0.55%     (26.56%)
  Met Investors MFS Research International                  1,733   9.182232       16       0.64%        0.55%      (8.18%)
  Met Investors MFS Mid Cap Growth Portfolio                  315   6.136694        2       0.00%        0.55%     (38.63%)
  Met Investors Oppenheimer Capital Appreciation              743   7.922234        6       0.19%        0.55%     (20.78%)


     * These amounts represent the dividends, excluding distributions of capital gains, received by the Separate Account sub-accounts from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account sub-accounts invest. For periods in which a sub-account commenced or ceased operations, the investment income ratio is not annualized.

     ** These ratios represent the annualized contract expenses of the Separate Account sub-accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

     *** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                                                                    (Continued)

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                             FINANCIAL HIGHLIGHTS


                                                                 As of December 31, 2002    For the Year ended December 31, 2002
                                                              ----------------------------- ----------------------------------
                                                                         Unit    Net Assets  Investment     Expense     Total
                                                               Units  Fair Value   (000)    Income Ratio*   Ratio**   Return***
                                                              ------- ---------- ---------- -------------   -------   ---------
Flexible premium variable universal life (FPVUL) (continued):
  Met Investors PIMCO Innovation                                  114   4.894901        1        0.00%       0.55%     (51.05%)
  Met Investors PIMCO Money Market                            107,897  10.068475    1,086        0.58%       0.55%       0.69%
  Met Investors PIMCO Total Return                              2,618  10.797369       28        0.00%       0.55%       7.97%
  Met Investors Met Putnam Research                             3,651   8.170309       30        1.97%       0.55%     (18.30%)
  Met Investors MIST SSR Concentrated Int'l Portfolio             163 $ 8.509853   $    1        0.36%       0.55%     (14.90%)
  MetLife Stock Index                                          27,658   7.901342      219        0.00%       0.55%     (20.99%)
  GACC Money Market Fund                                           33  11.124961        -        3.70%       0.55%       1.08%
  Russell Multi-Style Equity Fund                                  10   5.867561        -        0.00%       0.55%     (23.61%)
  Russell Aggressive Equity Fund                                   10   7.431857        -        0.00%       0.55%     (19.50%)
  Russell Non-US Fund                                              10   5.883026        -        1.54%       0.55%     (15.61%)
  Russell Core Bond Fund                                           10  12.461731        -        2.52%       0.55%       8.24%
  Russell Real Estate Securities Fund                              10  12.904044        -        5.34%       0.55%       3.23%
  AIM V.I.Premier Equity Fund                                   2,899   4.850885       14        0.33%       0.55%     (30.64%)
  AIM V.I. Capital Appreciation Fund                            1,092   4.803340        5        0.00%       0.55%     (24.77%)
  AIM V.I. International Growth Fund                               31   5.088168        -        0.57%       0.55%     (16.14%)
  Alliance Premier Growth Portfolio                             5,007   4.494866       23        0.00%       0.55%     (31.03%)
  Alliance Bernstein Real Estate Investment Portfolio             850  12.714957       11        2.62%       0.55%       2.04%
  Liberty Newport Tiger Fund, Variable                             10   5.897689        -        0.14%       0.55%     (17.42%)
  Goldman Sachs Growth and Income Fund                             10   7.474412        -        0.14%       0.55%     (11.83%)
  Goldman Sachs International Equity Fund                          46   5.518767        -        1.46%       0.55%     (18.78%)
  Scudder II Small Cap Growth Portfolio                           647 $ 3.950673   $    3        0.00%       0.55%     (33.83%)
  Scudder II SVS Dreman Small Cap Value Portfolio                  10  10.761601        -        0.61%       0.55%     (11.84%)
  Scudder II Government Securities Portfolio                       18  12.473046        -        3.23%       0.55%       7.46%
  MFS Research Series                                           2,810   5.268477       15        0.20%       0.55%     (24.95%)
  MFS Investors Trust Series                                    2,572   6.514980       17        0.46%       0.55%     (21.40%)
  MFS Emerging Growth Series                                      526   3.507305        2        0.00%       0.55%     (34.12%)
  MFS High Income Series                                           15   9.613187        -       10.34%       0.55%       2.00%
  MFS Strategic Income Series                                     831  11.840793       10        0.07%       0.55%       7.81%
  MFS New Discovery Series                                         18   5.536998        -        0.00%       0.55%     (32.01%)
  Oppenheimer Capital Appreciation Fund                           366   5.715231        2        0.22%       0.55%     (27.26%)
  Oppenheimer Main Street Growth & Income Fund                     87   6.509266        1        0.66%       0.55%     (19.24%)
  Oppenheimer High Income Fund                                     10   9.590442        -       10.42%       0.55%      (2.93%)
  Oppenheimer Bond Fund                                         1,006  12.284930       12        7.32%       0.55%       8.48%
  Oppenheimer Strategic Bond Fund                                  10  11.367600                 8.26%       0.55%       6.85%
  Putnam VT Growth and Income Fund                              4,075   8.190761       33        1.56%       0.55%     (19.23%)
  Putnam VT New Value Fund                                         10  10.368513        -        0.88%       0.55%     (15.90%)
  Putnam VT Vista Fund                                          2,643   3.838546       10        0.00%       0.55%     (30.76%)
  Putnam VT International Growth Fund                             992   5.936235        6        1.04%       0.55%     (17.97%)


     * These amounts represent the dividends, excluding distributions of capital gains, received by the Separate Account sub-accounts from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account sub-accounts invest. For periods in which a sub-account commenced or ceased operations, the investment income ratio is not annualized.

     ** These ratios represent the annualized contract expenses of the Separate Account sub-accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

     *** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                                                                    (Continued)

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                             FINANCIAL HIGHLIGHTS


                                                                As of December 31, 2002   For the Year ended December 31, 2002
                                                              --------------------------- ----------------------------------
                                                                       Unit    Net Assets  Investment     Expense     Total
                                                              Units Fair Value   (000)    Income Ratio*   Ratio**   Return***
                                                              ----- ---------- ---------- -------------   -------   ---------
Flexible premium variable universal life (FPVUL) (continued):
  Putnam VT International New Opportunities Fund              1,792 $ 4.060788    $ 7         0.91%        0.55%     (13.94%)
  Franklin Small Cap Fund                                        10   5.035859      -         0.44%        0.55%     (28.91%)
  Templeton Foreign Securities Fund                           1,903   6.986242     13         1.76%        0.55%     (18.85%)
  Templeton Developing Markets Securities Fund                1,109   7.341546      8         1.67%        0.55%      (0.51%)
  Templeton Mutual Shares Securities Fund                       568  10.363287      6         0.96%        0.55%     (12.05%)
  New England Zenith Davis Venture Value Fund                 2,871   8.646262     25         0.02%        0.55%     (13.54%)
  New England Harris Oakmark Focused Value Fund                 760   8.981463      7         0.00%        0.55%     (10.19%)
  New England Zenith Jennison Growth Portfolio                   66   9.700283      1         0.00%        0.55%      (3.00%)

     * These amounts represent the dividends, excluding distributions of capital gains, received by the Separate Account sub-accounts from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account sub-accounts invest. For periods in which a sub-account commenced or ceased operations, the investment income ratio is not annualized.

     ** These ratios represent the annualized contract expenses of the Separate Account sub-accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

     *** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.


                                                                    (Continued)

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                             FINANCIAL HIGHLIGHTS


The following table was developed by separating each sub-account into the two products, single premium variable life and flexible premium variable universal life, offered by MetLife Investors Variable Life Account One.

                                                           As of December 31, 2001  For the Year ended December 31, 2001
                                                          ------------------------- ----------------------------------
                                                                              Net   Investment
                                                                     Unit    Assets   Income      Expense      Total
                                                           Units  Fair Value (000)    Ratio*      Ratio**    Return***
                                                          ------- ---------- ------ ----------    -------    ---------
Single premium variable life policies (SPVL):
  Met Investors Lord Abbett Growth and Income Portfolio   209,047 $13.457092 $2,813    0.96%       0.00%       (5.72%)
  Met Investors Lord Abbett Bond Debenture Portfolio       34,083  11.104937    378    8.13%       0.00%        3.79%
  Met Investors Lord Abbett Developing Growth Portfolio    42,228   9.869073    417    0.00%       0.00%       (6.84%)
  Met Investors Large Cap Research Portfolio                    -          -      -    0.61%       0.00%       (0.81%)
  Met Investors Lord Abbett Mid-Cap Value Portfolio        28,015  16.725294    469    0.51%       0.00%        8.09%
  Met Investors JP Morgan Quality Bond Portfolio           15,366  12.584203    193    4.88%       0.00%        7.05%
  Met Investors JP Morgan Small Cap Stock Portfolio        20,358  10.527179    214    0.19%       0.00%       (8.45%)
  Met Investors JP Morgan Enhanced Index Portfolio         83,299  11.188969    932    0.84%       0.00%      (11.41%)
  Met Investors JP Morgan Select Equity Portfolio          70,317  11.104735    781    0.48%       0.00%       (6.02%)
  Met Investors JP Morgan International Equity Portfolio   19,568   9.002765    176    1.33%       0.00%      (20.33%)
  GACC Money Market Fund                                   15,726  12.197699    192    0.00%       0.00%        4.05%
  AIM V.I. Premier Equity Fund                             13,744   8.787093    121    0.13%       0.00%      (12.56%)
  AIM V.I. Capital Appreciation Fund                       30,901   9.518189    295    0.00%       0.00%      (23.28%)
  AIM V.I. International Growth Fund                        4,723   6.123278     29    0.42%       0.00%      (23.53%)
  Templeton Global Income Securities Fund                   5,225  10.764665     56    3.34%       0.00%        2.55%
  Franklin Small Cap Fund                                   9,519  10.049016     96    0.56%       0.00%      (15.02%)
  Templeton Growth Securities Fund                          2,374  11.711557     28    0.88%       0.00%       (0.98%)
  Templeton Foreign Securities Fund                         3,433   8.922589     31    3.11%       0.00%      (15.75%)
  Franklin Large Cap Growth Securities Fund                 6,837  11.524553     79    0.62%       0.00%      (11.26%)
Flexible premium variable universal life (FPVUL):
  Met Investors Lord Abbett Growth and Income Portfolio       809  10.655982      9    0.96%       0.55%       (6.24%)
  Met Investors Lord Abbett Bond Debenture Portfolio           61  10.292989      1    8.13%       0.55%        3.21%
  Met Investors Lord Abbett Developing Growth Portfolio     2,705   8.148307     22    0.00%       0.55%       (7.35%)
  Met Investors Large Cap Research Portfolio                    -          -      -    0.61%       0.55%       (0.87%)
  Met Investors Lord Abbett Mid-Cap Value Portfolio         1,477  14.348495     21    0.51%       0.55%        7.50%
  Met Investors JP Morgan Quality Bond Portfolio              916  11.612125     11    4.88%       0.55%        6.46%
  Met Investors JP Morgan Small Cap Stock Portfolio            12   8.383044      -    0.19%       0.55%       (8.96%)
  Met Investors JP Morgan Enhanced Index Portfolio          1,803   7.795711     14    0.84%       0.55%      (11.90%)
  Met Investors JP Morgan Select Equity Portfolio              10   8.707766      -    0.48%       0.55%       (6.53%)
  Met Investors JP Morgan International Equity Portfolio       15   6.851329      -    1.33%       0.55%      (20.77%)
  GACC Money Market Fund                                       21  11.005974      -    0.00%       0.55%        3.47%
  Russell Multi-Style Equity Fund                              10   7.681248      -    0.00%       0.55%      (14.68%)
  Russell Aggressive Equity Fund                               10   9.232206      -    0.00%       0.55%       (2.90%)


     * These amounts represent the dividends, excluding distributions of capital gains, received by the Separate Account sub-accounts from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account sub-accounts invest. For periods in which a sub-account commenced or ceased operations, the investment income ratio is not annualized.

     ** These ratios represent the annualized contract expenses of the Separate Account sub-accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

     *** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                                                                    (Continued)

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                             FINANCIAL HIGHLIGHTS


                                                              As of December 31, 2001 For the Year ended December 31, 2001
                                                              ----------------------- ----------------------------------
                                                                                Net   Investment
                                                                       Unit    Assets   Income      Expense      Total
                                                              Units Fair Value (000)    Ratio*      Ratio**    Return***
                                                              ----- ---------- ------ ----------    -------    ---------
Flexible premium variable universal life (FPVUL) (continued):
  Russell Non-US Fund                                            10 $ 6.971501  $ -      0.00%       0.55%      (22.46%)
  Russell Core Bond Fund                                         10  11.512783    -      6.26%       0.55%        6.81%
  Russell Real Estate Securities Fund                            10  12.499952    -      5.00%       0.55%        7.24%
  AIM V.I. Premier Equity Fund                                2,633   6.993936   18      0.13%       0.55%      (13.05%)
  AIM V.I. Capital Appreciation Fund                          1,170   6.384978    7      0.00%       0.55%      (23.70%)
  AIM V.I. International Growth Fund                            229   6.067249    1      0.42%       0.55%      (23.95%)
  Alliance Premier Growth Portfolio                           4,739   6.516693   31      0.00%       0.55%      (17.66%)
  Alliance Bernstein Real Estate Investment Portfolio         1,044  12.460950   13      3.58%       0.55%       10.18%
  Liberty Newport Tiger Fund, Variable                          193   7.141851    1      0.72%       0.55%      (18.93%)
  Goldman Sachs Growth and Income Fund                          306   8.476793    3      0.38%       0.55%       (9.84%)
  Goldman Sachs International Equity Fund                        27   6.795201    -      1.46%       0.55%      (22.69%)
  Goldman Sachs Global Income Fund                              922  11.099037   10      3.83%       0.55%        4.23%
  Goldman Sachs Internet Tollkeeper Fund                         33   4.313304    -      0.00%       0.55%      (34.04%)
  Scudder II Small Cap Growth Portfolio                         888   5.970422    5      0.00%       0.55%      (29.19%)
  Scudder II SVS Dreman Small Cap Value Portfolio               119  12.206418    1      0.00%       0.55%       17.02%
  Scudder II Government Securities Portfolio                     13  11.607298    -      3.89%       0.55%        6.90%
  MFS Research Series                                         2,131   7.020054   15      0.01%       0.55%      (21.68%)
  MFS Investors Trust Series                                  2,176   8.288460   18      0.41%       0.55%      (16.42%)
  MFS Emerging Growth Series                                    582   5.324112    3      0.00%       0.55%      (33.85%)
  MFS High Income Series                                        146   9.424560    1      9.33%       0.55%        1.51%
  MFS Strategic Income Series                                    10  10.983060    -      3.72%       0.55%        4.17%
  MFS New Discovery Series                                       13   8.143437    -      0.00%       0.55%       (5.55%)
  Oppenheimer Capital Appreciation Fund                          40   7.857105    -      0.49%       0.55%      (13.06%)
  Oppenheimer Main Street Growth & Income Fund                   42   8.060302    -      0.73%       0.55%      (10.66%)
  Oppenheimer High Income Fund                                   10   9.879940    -     10.22%       0.55%        1.41%
  Oppenheimer Bond Fund                                       1,046  11.324475   12      7.55%       0.55%        7.19%
  Oppenheimer Strategic Bond Fund                                10  10.638438    -      2.90%       0.55%        4.27%
  Putnam VT Growth and Income Fund                            3,545  10.141380   36      1.47%       0.55%       (6.68%)
  Putnam VT New Value Fund                                       10  12.329025    -      0.83%       0.55%        3.04%
  Putnam VT Vista Fund                                        2,191   5.543857   12      0.00%       0.55%      (33.77%)
  Putnam VT International Growth Fund                         1,033   7.236699    7      0.38%       0.55%      (20.85%)
  Putnam VT International New Opportunities Fund              1,859   4.718313    9      0.00%       0.55%      (28.91%)
  Franklin Small Cap Fund                                        10   7.083955    -      0.56%       0.55%      (15.48%)
  Templeton Foreign Securities Fund                           1,974   8.609379   17      3.11%       0.55%      (16.21%)
  Templeton Developing Markets Securities Fund                1,201   7.379238    9      1.01%       0.55%       (8.59%)
  Templeton Mutual Shares Securities Fund                       606  11.782983    7      2.13%       0.55%        6.72%

     * These amounts represent the dividends, excluding distributions of capital gains, received by the Separate Account sub-accounts from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account sub-accounts invest. For periods in which a sub-account commenced or ceased operations, the investment income ratio is not annualized.

     ** These ratios represent the annualized contract expenses of the Separate Account sub-accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

     *** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                               FLEXIBLE PREMIUM

                       VARIABLE LIFE INSURANCE POLICIES

             JOINT AND LAST SURVIVOR POLICY AND SINGLE LIFE POLICY

                      METLIFE INVESTORS INSURANCE COMPANY

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE

                      STATEMENT OF ADDITIONAL INFORMATION
                                   (PART B)

                                  MAY 1, 2003

This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated May 1, 2003 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to MetLife Investors Distribution Company, 22 Corporate Plaza Drive, Newport Beach, CA 92660.

                                     SAI-1

                               TABLE OF CONTENTS


                                                                         PAGE
                                                                         -----
  MetLife Investors..................................................... SAI-3
  The Separate Account.................................................. SAI-3
  Adjustment of Charges................................................. SAI-3
  Disregard of Voting Instructions...................................... SAI-3
  Performance Data...................................................... SAI-3
  Illustrations......................................................... SAI-4
  Registration Statement................................................ SAI-4
  Legal Matters......................................................... SAI-4
  Misstatement of Age or Sex Corrections................................ SAI-4
  Our Right to Contest.................................................. SAI-4
  Reports to Owners..................................................... SAI-5
  Experts............................................................... SAI-5
  Distribution.......................................................... SAI-5
  Financial Statements..................................................


                                     SAI-2

METLIFE INVESTORS


MetLife Investors Insurance Company was incorporated on August 17, 1981 as Assurance Life Company, a Missouri corporation, and changed its name to Xerox Financial Services Life Insurance Company in 1985. On June 1, 1995, a wholly-owned subsidiary of General American Life Insurance Company (General American Life) purchased MetLife Investors which on that date changed its name to Cova Financial Services Life Insurance Company. On January 6, 2000, Metropolitan Life Insurance Company (MetLife) acquired GenAmerica Corporation, the ultimate parent company of General American Life. MetLife, headquartered in New York City since 1868, is a subsidiary of MetLife, Inc., a publicly-traded company that is a leading provider of insurance and financial products and services to individual and group customers. We changed our name to MetLife Investors Insurance Company on February 12, 2001.


We are licensed to do business in the District of Columbia and all states except California, Maine, New Hampshire, New York, and Vermont.

THE SEPARATE ACCOUNT

We established the separate account, MetLife Investors Variable Life Account One on October 23, 1991 to hold certain of the assets that underlie the Policies. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended.

ADJUSTMENT OF CHARGES

The Policy is available for purchase by individuals, corporations, and other institutions. For certain individuals and certain corporate or other groups or sponsored arrangements purchasing one or more Policies, we may waive or adjust the amount of the sales charge, contingent deferred sales charge, monthly administrative charge, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies warrant an adjustment.

Sales, underwriting, or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase or a group or sponsored arrangement; from the amount of the initial premium payment or payments; or from the amount of projected premium payments. We will determine in our discretion if, and in what amount, an adjustment is appropriate. We may modify the criteria for qualification for adjustment of charges as experience is gained, subject to the limitation that such adjustments will not be unfairly discriminatory against the interests of any owner.

DISREGARD OF VOTING INSTRUCTIONS

We may, when required to do so by state insurance authorities, vote shares of the Funds without regard to instructions from Owners if such instructions would require the shares to be voted to cause an Investment Fund to make, or refrain from making, investments which would result in changes in the sub-classification or investment objectives of the Investment Fund. We may also disapprove changes in the investment policy initiated by Owners or trustees/directors of the Funds, if such disapproval is reasonable and is based on a good faith determination by us that the change would violate state or Federal law or the change would not be consistent with the investment objectives of the Investment Funds or which varies from the general quality and nature of investments and investment techniques used by other funds with similar investment objectives underlying other variable contracts offered by us or of an affiliated company. In the event we disregard voting instructions, a summary of this action and the reasons for such action will be included in the next annual report to owners.

PERFORMANCE DATA

We may provide information concerning the historical investment experience of the Investment Funds, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Investment Funds. These net rates of return represent past performance and are not an indication of future performance. Insurance, sales, premium tax, and the selection and issue expense charge,

                                     SAI-3
which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect only the mortality and expense risk charge and the fees and expenses of the underlying Investment Funds. The net rates of return show performance from the inception of the Investment Funds, which in some instances, may precede the Fund's inclusion in the Separate Account.


ILLUSTRATIONS



We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner's and/or Insured's characteristics. The illustrations are intended to show how the Death Benefit, Cash Surrender Value, and Cash Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as Face Amount, premium payments, Insured, risk class, and death benefit option. Illustrations will disclose the specified assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.



The illustrated Death Benefit, Cash Surrender Value, and Cash Value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual average gross rates of return equaled the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.




REGISTRATION STATEMENT

The prospectus and this SAI omit certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

LEGAL MATTERS


Legal matters in connection with the Policies have been passed on by Richard C. Pearson, General Counsel of MetLife Investors Insurance Company. Sutherland Asbill & Brennan LLP of Washington, DC has provided legal advice on certain matters relating to the Federal securities laws.


MISSTATEMENT OF AGE OR SEX CORRECTIONS

If there is a misstatement of age or sex in the application, the amount of the death benefit will be that which would be purchased by the most recent monthly cost of insurance charge at the correct age or sex. If we make any payment or Policy changes in good faith, relying on our records, or evidence supplied to us, our duty will be fully discharged. We reserve the right to correct any errors in the Policy.

OUR RIGHT TO CONTEST

We cannot contest the validity of the Policy after it has been in effect during the Insured's lifetime with respect to the Single Life Policy, or during the lifetime of either Insured with respect to the Joint and Last Survivor Policy, for two years. With respect to the Single Life Policy, we cannot contest an increase in Face Amount with regard to material misstatements made concerning such increase after it has been in force during the Insured's lifetime for two years from the effective date of the increase. If the Policy is reinstated, the two-year period for contesting material misstatements is measured from the date of approval of the reinstatement. In addition, if the Insured with respect to the Single Life Policy (or either Insured with respect to the Joint and Last Survivor Policy) commits suicide in the two-year period, or such period as specified in state law, while sane or insane, the benefit payable will be limited to premiums paid less Indebtedness and less any partial withdrawals. With respect to the Single Life Policy, while sane or insane, if the Insured commits suicide within two years after the date of any increase in Face Amount, the death benefit for that increase will be limited to the monthly deductions for the increase. Depending on the state where your Policy was issued, additional provisions regarding suicide may apply. Please refer to your Policy.

                                     SAI-4

REPORTS TO OWNERS

Each year a report will be sent to you which shows the current Policy values, premiums paid and deductions made since the last report, and any outstanding loans.

EXPERTS


The consolidated financial statements of the Company included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the change in method of accounting for goodwill and other intangible assets to conform to Statement of Financial Accounting Standards No.
142) and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche is 201 E. Kennedy Boulevard, Tampa, Florida 33602.






DISTRIBUTION

MetLife Investors Distribution Company received sales compensation with respect to the Separate Account in the following amounts during the periods indicated:


                                              AGGREGATE AMOUNT OF
                         AGGREGATE AMOUNT OF  COMMISSIONS RETAINED
                         COMMISSIONS PAID TO       BY METLIFE
                          METLIFE INVESTORS  INVESTORS DISTRIBUTION
                            DISTRIBUTION     COMPANY AFTER PAYMENTS
             FISCAL YEAR       COMPANY         TO BROKER DEALERS
             ----------- ------------------- ----------------------
                2000....      $ 253,035               $0
                2001....      $101,625                $0
                2002....      $538,206                $0


                                     SAI-5

                      MetLife Investors Insurance Company
                               and Subsidiaries
           (Formerly Cova Financial Services Life Insurance Company)
                (a wholly owned subsidiary of Cova Corporation)
                       Consolidated Financial Statements
                       December 31, 2002, 2001, and 2000
                                      and
                         Independent Auditors' Report

      Independent Auditors' Report

      The Board of Directors
      MetLife Investors Insurance Company
      (Formerly Cova Financial Services Life Insurance Company)
      St. Louis, Missouri

      We have audited the accompanying consolidated balance sheets of MetLife Investors Insurance Company and subsidiaries (Formerly Cova Financial Services Life Insurance Company) (a wholly owned subsidiary of Cova Corporation) (the "Company") as of December 31, 2002 and 2001, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of MetLife Investors Insurance Company and subsidiaries as of December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

      As discussed in Note 1 to the consolidated financial statements, as of January 1, 2002, the Company changed its method of accounting for goodwill and other intangible assets to conform to Statement of Financial Accounting Standards No. 142.

      /s/  DELOITTE & TOUCHE LLP

      Tampa, Florida
      March 7, 2003

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
              (Formerly Cova Financial Services Life Insurance Company)
                   (a wholly owned subsidiary of Cova Corporation)
                             CONSOLIDATED BALANCE SHEETS
                             DECEMBER 31, 2002 AND 2001
               (Dollars in thousands, except share and per share data)

                                                                                                   2002       2001
                                                                                                ---------- ----------
ASSETS
Investments:
 Fixed maturities available-for-sale, at fair value (amortized cost: $1,818,748 and $1,740,430,
   respectively)                                                                                $1,859,229 $1,771,018
 Equity securities, at fair value (cost: $1,178 and $1,178, respectively)                            1,178      2,424
 Mortgage loans on real estate                                                                     269,911    322,697
 Policy loans                                                                                       28,221     27,445
 Real estate joint ventures                                                                          4,427      3,441
 Other limited partnership interests                                                                 2,017      1,779
 Short-term investments                                                                            129,142      1,357
                                                                                                ---------- ----------
   Total investments                                                                             2,294,125  2,130,161
Cash and cash equivalents                                                                          232,773    179,231
Accrued investment income                                                                           25,488     25,176
Premiums and other receivables                                                                     681,421    296,411
Deferred policy acquisition costs                                                                  416,361    345,568
Current income taxes receivable                                                                          -        809
Deferred income taxes receivable                                                                         -      1,476
Other assets                                                                                        55,736     33,937
Separate account assets                                                                          2,876,807  2,845,218
                                                                                                ---------- ----------
   Total assets                                                                                 $6,582,711 $5,857,987
                                                                                                ========== ==========

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
 Future policy benefits                                                                         $   87,078 $   69,493
 Policyholder account balances                                                                   3,080,448  2,445,659
 Other policyholder funds                                                                            6,357          -
 Short-term debt                                                                                         -      8,724
 Deferred income taxes payable                                                                      11,396          -
 Other liabilities                                                                                  36,674     33,466
 Separate account liabilities                                                                    2,876,807  2,845,218
                                                                                                ---------- ----------
   Total liabilities                                                                             6,098,760  5,402,560
                                                                                                ---------- ----------

Commitments and contingencies (Note 6)

Stockholder's Equity:
Common stock, par value $2 per share; 5,000,000 shares authorized;
   2,899,466 shares issued and outstanding                                                           5,799      5,799
Additional paid-in capital                                                                         430,954    430,954
Retained earnings                                                                                   39,868     13,220
Accumulated other comprehensive income                                                               7,330      5,454
                                                                                                ---------- ----------
 Total stockholder's equity                                                                        483,951    455,427
                                                                                                ---------- ----------
 Total liabilities and stockholder's equity                                                     $6,582,711 $5,857,987
                                                                                                ========== ==========

            See accompanying notes to consolidated financial statements.

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
              (Formerly Cova Financial Services Life Insurance Company)
                   (a wholly owned subsidiary of Cova Corporation)
                          CONSOLIDATED STATEMENTS OF INCOME
                FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 and 2000
                               (Dollars in thousands)

                                                                                          2002     2001     2000
                                                                                        -------- -------- --------
REVENUES
Premiums                                                                                $ 22,630 $ 12,185 $  8,503
Universal life and investment-type product policy fees                                    45,743   45,354   42,427
Net investment income                                                                    163,724  173,872  168,847
Other revenues                                                                            40,878    2,978      889
Net investment gains (losses) (net of amounts allocable from deferred acquisition costs
  of $2,639, $2,775 and $(13,981), respectively)                                           8,357    1,367   (6,877)
                                                                                        -------- -------- --------
   Total revenues                                                                        281,332  235,756  213,789
                                                                                        -------- -------- --------

EXPENSES
Policyholder benefits and claims                                                          36,090   20,703   13,127
Interest credited to policyholder account balances                                       148,673  122,081  117,025
Other expenses (excludes amounts directly related to net investment gains (losses) of
  $2,639, $2,775 and $(13,981), respectively)                                             58,746   70,528   85,903
                                                                                        -------- -------- --------
   Total expenses                                                                        243,509  213,312  216,055
                                                                                        -------- -------- --------

Income (loss) before provision (benefit) for income taxes                                 37,823   22,444   (2,266)
Provision (benefit) for income taxes                                                      11,175    7,294     (336)
                                                                                        -------- -------- --------
Net income (loss)                                                                       $ 26,648 $ 15,150 $ (1,930)
                                                                                        ======== ======== ========

            See accompanying notes to consolidated financial statements.

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
              (Formerly Cova Financial Services Life Insurance Company)
                   (a wholly owned subsidiary of Cova Corporation)
                   CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 and 2000
                               (Dollars in thousands)

                                                                              Retained    Accumulated
                                                                 Additional   Earnings       Other
                                                          Common  Paid-in   (Accumulated Comprehensive
                                                          Stock   Capital     Deficit)      Income       Total
                                                          ------ ---------- ------------ ------------- --------
Balance at January 1, 2000                                $5,799  $290,954    $     -       $     -    $296,753
 Capital Contribution                                               55,000                               55,000
Comprehensive income:
 Net loss                                                                      (1,930)                   (1,930)
 Other comprehensive income:
   Unrealized investment gains, net of related offsets,
     reclassification adjustments and income taxes                                            7,091       7,091
                                                                                                       --------
 Comprehensive income                                                                                     5,161

                                                          -----------------------------------------------------
Balance at December 31, 2000                               5,799   345,954     (1,930)        7,091     356,914
 Capital contribution                                               85,000                               85,000
Comprehensive income:
 Net income                                                                    15,150                    15,150
 Other comprehensive losses:
   Unrealized investment losses, net of related offsets,
     reclassification adjustments and income taxes                                           (1,637)     (1,637)
                                                                                                       --------
 Comprehensive income                                                                                    13,513
                                                          -----------------------------------------------------
Balance at December 31, 2001                               5,799   430,954     13,220         5,454     455,427
Comprehensive income:
 Net income                                                                    26,648                    26,648
 Other comprehensive income:
   Unrealized investment gains, net of related offsets,
     reclassification adjustments and income taxes                                            1,876       1,876
                                                                                                       --------
 Comprehensive income                                                                                    28,524
                                                          -----------------------------------------------------
Balance at December 31, 2002                              $5,799  $430,954    $39,868       $ 7,330    $483,951
                                                          =====================================================

            See accompanying notes to consolidated financial statements.

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
              (Formerly Cova Financial Services Life Insurance Company)
                   (a wholly owned subsidiary of Cova Corporation)
                        CONSOLIDATED STATEMENTS OF CASH FLOWS
                FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 and 2000
                               (Dollars in thousands)

                                                                                  2002        2001       2000
                                                                              -----------  ---------  ---------
Cash flows from operating activities
Net income (loss)                                                             $    26,648  $  15,150  $  (1,930)
 Adjustments to reconcile net income (loss) to net cash (used in) provided by operating activities:
   Depreciation and amortization expenses                                               -      1,771      1,866
   Amortization of premiums and accretion of discounts associated with
     investments, net                                                              (7,178)   (14,059)   (18,557)
   (Gains) losses from sales of investments, net                                  (10,996)    (4,142)    20,858
   Interest credited to other policyholder account balances                       148,673    122,081    117,025
   Universal life and investment-type product policy fees                         (45,743)   (45,354)   (42,427)
   Change in accrued investment income                                               (312)     1,787     (1,971)
   Change in premiums and other receivables                                      (385,409)  (261,048)   306,620
   Change in deferred policy acquisition costs, net                               (69,941)   (52,936)     5,027
   Change in insurance-related liabilities                                         21,728      7,398      5,386
   Change in income taxes payable                                                  12,013      7,234         34
   Change in other liabilities                                                      5,418      1,279     (9,468)
 Other, net                                                                        28,477     42,781    (30,502)
                                                                              -----------  ---------  ---------
Net cash (used in) provided by operating activities                              (276,622)  (178,058)   351,961
                                                                              -----------  ---------  ---------
Cash flows from investing activities
 Sales, maturities and repayments of:
   Fixed maturities                                                             1,510,965    782,948    268,472
   Equity securities                                                                   98         37      9,000
   Mortgage loans on real estate                                                   54,358     42,673     22,456
   Real estate and real estate joint ventures                                         243        190     10,902
 Purchases of:
   Fixed maturities                                                            (1,580,423)  (854,418)  (431,493)
   Equity securities                                                                  (66)    (1,166)         -
   Mortgage loans on real estate                                                      (50)   (12,846)    (3,295)
   Real estate and real estate joint ventures                                      (1,050)    (3,620)    (2,850)
   Other limited partnership interests                                               (170)    (1,779)         -
 Net change in short-term investments                                            (127,785)     3,560     (4,917)
 Net change in policy loans                                                          (776)       629       (296)
 Net change in investment collateral                                                    -          -    (37,862)
 Other, net                                                                           (18)     3,501          -
                                                                              -----------  ---------  ---------
Net cash used in investing activities                                            (144,674) $ (40,291)  (169,883)
                                                                              -----------  ---------  ---------

Cash flows from financing activities
 Policyholder account balances:
   Deposits                                                                       959,984    631,955    416,742
   Withdrawals                                                                   (476,422)  (417,824)  (656,026)
 Net change in short-term debt                                                     (8,724)     8,724          -
 Capital contribution                                                                   -     85,000     55,000
                                                                              -----------  ---------  ---------
Net cash provided by (used in) financing activities                               474,838    307,855   (184,284)
                                                                              -----------  ---------  ---------
Change in cash and cash equivalents                                                53,542     89,506     (2,206)
Cash and cash equivalents, beginning of year                                      179,231     89,725     91,931
                                                                              -----------  ---------  ---------
Cash and cash equivalents, end of year                                        $   232,773  $ 179,231  $  89,725
                                                                              ===========  =========  =========
Supplemental disclosures of cash flow information:
 Cash paid (refunded) during the year for:
   Interest                                                                   $       249  $     171  $       -
                                                                              ===========  =========  =========
   Income taxes                                                               $      (603) $       -  $      69
                                                                              ===========  =========  =========

            See accompanying notes to consolidated financial statements.

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
              (Formerly Cova Financial Services Life Insurance Company)
                   (a wholly owned subsidiary of Cova Corporation)
                     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Business

      MetLife Investors Insurance Company and subsidiaries ("MLIIC") (Formerly Cova Financial Services Life Insurance Company) (the "Company"), a Missouri domiciled life insurance company, is a wholly owned subsidiary of Cova Corporation. Cova Corporation is a wholly owned subsidiary of MetLife, Inc. ("MetLife"). MLIIC owns 100% of the outstanding shares of two subsidiaries, First MetLife Investors Insurance Company ("FMLIIC"), a New York domiciled life insurance company and MetLife Investors Insurance Company of California ("MLIICCA"), a California domiciled life insurance company. At December 31, 2002 Cova Corporation was sold from General American Life Insurance Company ("GALIC"), a wholly owned subsidiary of GenAmerica Financial Corporation ("Gen America"), to MetLife.

      The Company markets and services variable annuities, single premium deferred annuities ("SPDA"), immediate annuities, term life, variable life, and single premium whole life insurance policies. The Company is licensed to do business in 47 states and the District of Columbia. Most of the policies issued present no significant mortality or longevity risk to the Company, but rather represent investment deposits by the policyholders. Single premium whole life insurance policies provide policy beneficiaries with mortality benefits amounting to a multiple, which declines with age, of the original premium.

      Basis of Presentation

      The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The Missouri State Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the Missouri Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determination.

      On January 6, 2000, GenAmerica and all of its holdings were acquired by Metropolitan Life Insurance Company ("Metropolitan Life"), a wholly owned subsidiary of MetLife. The acquisition was accounted for using the purchase method of accounting. The net purchase price attributed to the Company was approximately $296,753 thousand and was allocated to the assets and liabilities acquired based upon the fair market value of such assets and liabilities at the date of acquisition. For the purposes of financial reporting, the Company has accounted for the acquisition as if it took place on January 1, 2000.

      The excess of the net purchase price over the fair value of net assets acquired of approximately $37,324 thousand was recorded as goodwill and was being amortized on a straight-line basis over 20 years through December 31, 2001 (see "Application of Accounting Pronouncements" below).

      The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor interest, has influence over the partnership's operating and financial policies and does not have a controlling interest. The Company uses the cost method for minor interest investments and when it has virtually no influence over the partnership's operating and financial policies.

      The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The significant accounting policies, estimates and related judgments underlying the Company's consolidated financial statements are summarized below. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates, and related judgements are common in the insurance and financial services industries; others are specific to the Company's businesses and operations.

      Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2002 presentation.

      Investments

      The Company's principal investments are in fixed maturities and mortgage loans, both of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector;
      (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; and (vi) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values are based on valuation methodologies and assumptions deemed appropriate in the circumstances. The use of different assumptions may have a material effect on the estimated fair value amounts.

      The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary. These adjustments are recorded as investment losses. Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

      Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are included in net investment gains and losses and are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of the interest is not considered probable. Cash receipts on impaired loans are recorded as a reduction of the recorded assets.

      Policy loans are stated at unpaid principal balances.

      Short-term investments are stated at amortized cost, which approximates fair value.

      Cash and Cash Equivalents

      The Company considers all investments purchased with an original maturity of three months or less to be cash equivalents.

      Deferred Policy Acquisition Costs

      The Company incurs significant costs in connection with acquiring new insurance business. These costs which vary with, and are primarily related to, the production of new business, are deferred. The recovery of such costs is dependent on the future profitability of the related business. The amount of future profit is dependent principally on investment returns, mortality, morbidity, persistency, and expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of theses factors, the Company anticipates that investments returns are most likely to impact the rate of amortization of such costs. The aforementioned factors enter into management's estimates of gross profits, which generally are used to amortize certain of such costs. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross profits are less than amounts deferred. In addition the Company utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of deferred policy acquisition costs.

      Costs, which consist principally of commissions, agency and policy issue expenses, are amortized with interest over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross profits from investment, mortality, expense margins and surrender charges. Interest rates are based on rates in effect at the inception or acquisition of the contracts.

      Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of deferred policy acquisition costs. This practice assumes that the expectation for long-term appreciation is not changed by minor short-term market fluctuations, but that it does change when large interm deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

      Deferred policy acquisition costs for non-participating traditional life and annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

      Policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

      Value of business acquired ("VOBA"), included as part of deferred policy acquisition costs, represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts. The Company recorded VOBA of $297,659 thousand in 2000 as a result of the acquisition of GenAmerica by Metropolitan Life.

      Information regarding VOBA and deferred policy acquisition costs for the year ended December 31, 2002 is as follows:

                                          Value of  Deferred Policy
                                          Business    Acquisition
                                          Acquired       Cost        Total
                                          --------  --------------- --------
                                                (Dollars in thousands)
   Balance at January 1,                  $211,191     $134,377     $345,568
   Capitalizations                               -      103,213      103,213
                                          --------     --------     --------
       Total                               211,191      237,590      448,781
                                          --------     --------     --------
   Amortization allocated to:
     Net investment gains                        -        2,639        2,639
     Unrealized investment (losses) gains   (4,598)       9,700        5,102
     Other expenses                         22,994        1,685       24,679
                                          --------     --------     --------
       Total amortization                   18,396       14,024       32,420
                                          --------     --------     --------
   Balance at December 31,                $192,795     $223,566     $416,361
                                          ========     ========     ========

      Information regarding VOBA and deferred policy acquisition costs for the year ended December 31, 2001 is as follows:

                                          Value of  Deferred Policy
                                          Business    Acquisition
                                          Acquired       Cost         Total
                                          --------  --------------- --------
                                                (Dollars in thousands)
   Balance at January 1,                  $227,060     $ 65,572     $292,632
   Capitalizations                               -       68,505       68,505
                                          --------     --------     --------
       Total                               227,060      134,077      361,137
                                          --------     --------     --------
   Amortization allocated to:
     Net investment gains                        -        2,775        2,775
     Unrealized investment (losses) gains   (8,662)       2,708       (5,954)
     Other expenses                         24,531       (5,783)      18,748
                                          --------     --------     --------
       Total amortization                   15,869         (300)      15,569
                                          --------     --------     --------
   Balance at December 31,                $211,191     $134,377     $345,568
                                          ========     ========     ========

      Information regarding VOBA and deferred policy acquisition costs for the year ended December 31, 2000 is as follows:

                                     Value of  Deferred Policy
                                     Business    Acquisition
                                     Acquired       Cost         Total
                                     --------  --------------- --------
                                           (Dollars in thousands)
       Balance at January 1,         $297,659      $     -     $297,659
       Capitalizations                      -       67,197       67,197
                                     --------      -------     --------
           Total                      297,659       67,197      364,856
                                     --------      -------     --------
       Amortization allocated to:
         Net investment losses        (13,981)           -      (13,981)
         Unrealized investment gains   30,208            -       30,208
         Other expenses                54,372        1,625       55,997
                                     --------      -------     --------
           Total amortization          70,599        1,625       72,224
                                     --------      -------     --------
       Balance at December 31,       $227,060      $65,572     $292,632
                                     ========      =======     ========

      The estimated future amortization expense for value of business acquired is $15,453 thousand in 2003, $14,168 thousand in 2004, $15,545 thousand in 2005, $16,357 thousand in 2006 and $16,624 thousand in 2007.

      Amortization of VOBA and deferred policy acquisition costs is allocated to (i) investment gains and losses to provide consolidated statement of income information regarding the impact of such gains and losses on the amount of the amortization, (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized and (iii) other expenses to provide amounts related to the gross profits originating from transactions other than investment gains and losses.

      Investment gains and losses related to certain products have a direct impact on the amortization of VOBA and deferred policy acquisition costs. Presenting investment gains and losses net of related amortization of VOBA and deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

      Goodwill

      The excess of cost over the fair value of net assets acquired ("goodwill") is included in other assets. On January 1, 2002 the Company adopted the provisions of Statement of Financial Accounting Standards ("SFAS") No. 142, Goodwill and Other Intangible Assets, ("SFAS 142"). In accordance with SFAS 142, goodwill is not amortized but is tested for impairment at least annually to determine if a write down of the cost of the asset is required. Impairments are recognized in operating results when the carrying amount of goodwill exceeds its implied fair value. Prior to the adoption of SFAS 142, goodwill was amortized on a straight-line basis over 20 years and impairments were recognized in operating results when permanent diminution in value was deemed to have occurred.

      Changes in goodwill were as follows:

                                         Years ended December 31,
                                         ------------------------
                                          2002     2001     2000
                                         ------- -------  -------
                                          (Dollars in thousands)
              Net balance at January 1   $33,592 $35,458  $37,324
              Amortization                     -  (1,866)  (1,866)
                                         ------- -------  -------
              Net balance at December 31 $33,592 $33,592  $35,458
                                         ======= =======  =======

      Accumulated amortization from goodwill was as follows at:

                                              December 31,
                                              -------------
                                               2002   2001
                                              ------ ------
                                               (Dollars in
                                               thousands)
                     Accumulated Amortization $3,732 $3,732
                                              ====== ======

      Future Policy Benefits and Policyholder Account Balances

      Future policy benefit liabilities for traditional annuities are equal to accumulated contract holder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 3% to 9%.

      Reserves are held for future policy benefits that subject the Company to make benefit payments based upon the contractual provisions of the policies. For term, single premium whole life, and variable life policies, the primary risk is untimely death of the insured. For SPDA and flexible premium variable deferred annuities, the primary risk is untimely surrender of the policy by the policy owner for the net cash surrender value. For supplemental contracts, fixed and variable, and single premium immediate annuities, the primary risk is unexpected longevity of the annuity contract holder.

      The Company also establishes liabilities for amounts payable under insurance policies, including traditional life insurance and annuities. Generally, amounts are payable over an extended period of time and the profitability of the products is dependent on the pricing of the products. Principal assumptions used in pricing policies and in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation. Differences between the actual experience and assumptions used in pricing the policies and in the establishment of liabilities result in variances in profit and could result in losses.

      Policyholder account balances for universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 3% to 13%, less expenses, mortality charges, and withdrawals.

      Under the variable annuity contracts, policyholder deposits are allocated to various separate account sub-accounts or the general account. A sub-account is valued at the sum of market values of the securities in its underlying investment portfolio. The contract value allocated to a sub-account will fluctuate based on the performance of the sub-account investments. The contract value allocated to the general account is credited with a fixed interest rate for a specified period. The Company may assess surrender fees against amounts withdrawn prior to the end of the withdrawal charge period. Policyholders also may incur certain federal income tax penalties on withdrawals.

      Under the variable life contracts, policyholder deposits are allocated to various separate account sub-accounts. The account value of a sub-account will fluctuate based on the performance of the sub-account investments. The Company guarantees a minimum death benefit to be paid to the beneficiaries upon the death of the insured. The Company may assess surrender fees against amounts withdrawn prior to the end of the surrender charge period. A deferred premium tax may also be assessed against amounts withdrawn in the first ten years. Policyholders may also incur certain federal income tax penalties on withdrawals.

      Under the term life insurance policies, policyholders pay a level premium over a certain period of time to guarantee a death benefit will be paid to the beneficiaries upon the death of the insured. This policy has no cash accumulation available to the policyholder.

      Under the deferred fixed annuity contracts, interest rates credited to policyholder deposits are guaranteed by the Company for periods from one to ten years, but in no case may renewal rates be less than 3%. The Company may assess surrender fees against amounts withdrawn prior to scheduled rate charges and adjust account values based on current crediting rates. Policyholders also may incur certain federal income tax penalties on withdrawals.

      Although the Company markets its products through numerous distributors, including regional brokerage firms, national brokerage firms, and banks, approximately 58%, 72% and 72% of the Company's sales have been through two specific brokerage firms, A. G. Edwards & Sons, Incorporated and Edward Jones & Company, in 2002, 2001 and 2000, respectively.

      All policy reserves are established as the present value of estimated future policy benefits, such present value is based upon assumed future interest, expense, mortality, and surrenders as appropriate for the particular benefit. All assumptions are based upon the Company's conservative best estimate and are reviewed no less than annually and changed when actual experience and future anticipated experience dictates.

      Recognition of Insurance Revenue and Related Benefits

      Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

      Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recognized in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

      Other Revenues

      Other revenues include interest income from a financing agreement, asset management and advisory fees, and administrative service fees. Such fees and commissions are recognized in the period in which services are performed.

      Income Taxes

      The Company applies the concepts of SFAS No. 109, Accounting for Income Taxes, which establishes deferred tax assets and liabilities based upon the difference between the financial statement and tax bases of assets and liabilities using the enacted rates in effect for the year in which the differences are expected to reverse. SFAS No. 109 allows recognition of deferred tax assets if future realization of the tax benefit is more likely than not, with a valuation allowance for the portion that is not likely to be realized.

      The Company will file a consolidated federal income tax return with FMLIIC and MLIICCA. The method of allocation between the companies is both subject to written agreement and approval by the Board of Directors. The allocation is to be based upon separate return calculations, adjusted for any tax deferred intercompany transactions, with current credit for net losses to the extent recoverable in the consolidated return.

      Reinsurance

      The Company enters into reinsurance transactions as a purchaser of reinsurance. Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business. The Company periodically reviews actual and anticipated experience compared to the assumptions used to establish policy benefits. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the Company is subject or features that delay the timely reimbursement of claims. If the Company determines that a contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract on a deposit method of accounting.

      In the normal course of business, the Company seeks to limit its exposure to losses on large risks by ceding risks to other insurance enterprises or reinsurers. Reinsurance activities are accounted for as consistent with the terms of the underlying contracts. Premiums ceded to other companies have been reported as a reduction of premiums. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations. The Company evaluates the financial conditions of its reinsurers periodically.

      Separate Accounts

      Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Investments (stated at estimated fair value) and liabilities of the separate accounts are reported separately as assets and liabilities. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the investments of the separate accounts accrue directly to contractholders and, accordingly, are not reflected in the Company's consolidated statements of income and cash flows. Mortality, policy administration and surrender charges to all separate accounts are included in revenues.

      Application of Accounting Pronouncements

      In January 2003, the Financial Accounting Standards Board ("FASB") issued FIN 46 which requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 is effective for all new variable interest entities created or acquired after January 31, 2003. For variable interest entities created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied for the first interim or annual period beginning after June 15, 2003. The initial application of this standard is not expected to have a material impact on the Company's consolidated financial statements.

      In June 2002, the FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"), which must be adopted for exit and disposal activities initiated after December 31, 2002. SFAS 146 will require that a liability for a cost associated with an exit or disposal activity be recognized and measured initially at fair value only when the liability is incurred rather than at the date of an entity's commitment to an exit plan as required by EITF 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring) ("EITF 94-3"). The adoption of these requirements did not have a material impact on the Company's financial statements.

      Effective January 1, 2002 the Company adopted SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superceding SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of Accounting Principles Board Opinion No. 30, Reporting the Results of Operations--Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary,

      Unusual and Infrequently Occurring Events and Transactions ("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell, rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business). SFAS 144 also requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed. SFAS 144 retains the basic provisions of (i) APB 30 regarding the presentation of discontinued operations in the statements of income, (ii) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill) and (iii) SFAS 121 relating to the measurement of long-lived assets classified as held for sale. SFAS 144 was adopted January 1, 2002. The adoption of SFAS 144 by the Company did not have a material impact on the Company's financial statements at the date of adoption.

      Effective January 1, 2002, the Company adopted SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). SFAS 142 eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit. The Company did not amortize goodwill during 2002. Amortization of goodwill and other intangible assets was $1,866 thousand for both the years ended December 31, 2001 and 2000. There was no impairment of intangible assets or significant reclassifications between goodwill and other intangible assets at January 1, 2002.

      In July 2001, the U.S. Securities and Exchange Commission ("SEC") released Staff Accounting Bulletin No. 102, Selected Loan Loss Allowance and Documentation Issues ("SAB 102"). SAB 102 summarizes certain of the SEC's views on the development, documentation and application of a systematic methodology for determining allowances for loan and lease losses. The application of SAB 102 by the Company did not have a material impact on the Company's consolidated financial statements.

      Effective April 1, 2001, the Company adopted Emerging Issues Task Force Issue ("EITF") No. 99-20, Recognition of Interest Income and Impairment on Certain Investments ("EITF 99-20"). This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific evaluation methods to these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 had no material impact on the Company's consolidated financial statements.

      Effective October 1, 2000, the Company adopted SAB No. 101, Revenue Recognition in Financial Statements ("SAB 101"). SAB 101 summarizes certain of the SEC's views in applying GAAP to revenue recognition in financial statements. The requirements of SAB 101 did not have a material effect on the Company's consolidated financial statements.

      Effective January 1, 2000, the Company adopted Statement of Position ("SOP") 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that (i) transfer only significant timing risk, (ii) transfer only significant underwriting risk, (iii) transfer neither significant timing nor underwriting risk and
      (iv) have an indeterminate risk. Adoption of SOP 98-7 did not have a material effect on the Company's consolidated financial statements.

2.  INVESTMENTS

      Fixed Maturities and Equity Securities

      Fixed maturities and equity securities at December 31, 2002 were as follows:

                                        Cost or   Gross Unrealized
                                       Amortized  ---------------  Estimated
                                         Cost      Gain     Loss   Fair Value
                                       ---------- -------  ------- ----------
                                              (Dollars in thousands)
   Fixed maturities:
     Bonds:
       U.S. corporate securities       $  857,262 $54,254  $14,794 $  896,722
       Mortgage-backed securities         206,222   5,126        1    211,347
       Foreign corporate securities       149,019   8,276      392    156,903
       U.S. treasuries/agencies           468,065   1,766       69    469,762
       Asset-backed securities            129,419   3,492   16,100    116,811
       Foreign government securities        8,735     149    1,226      7,658
       Other fixed income assets               26       -        -         26
                                       ---------- -------  ------- ----------
       Total fixed maturities          $1,818,748 $73,063  $32,582 $1,859,229
                                       ========== =======  ======= ==========
   Equity securities:
     Common stocks                     $    1,178 $     -  $     - $    1,178
                                       ========== =======  ======= ==========

      Fixed maturities and equity securities at December 31, 2001 were as follows:

                                        Cost or   Gross Unrealized
                                       Amortized  ---------------  Estimated
                                         Cost      Gain     Loss   Fair Value
                                       ---------- -------  ------- ----------
                                              (Dollars in thousands)
   Fixed maturities:
     Bonds:
       U.S. corporate securities       $  743,169 $21,113  $   684 $  763,598
       Mortgage-backed securities         466,365  10,574    6,222    470,717
       Foreign corporate securities       133,107   5,314    4,318    134,103
       U.S. treasuries/agencies           101,496   2,173      247    103,422
       Asset-backed securities            289,038  10,409    7,902    291,545
       Foreign government securities        7,255     406       28      7,633
                                       ---------- -------  ------- ----------
       Total fixed maturities          $1,740,430 $49,989  $19,401 $1,771,018
                                       ========== =======  ======= ==========
   Equity Securities:
     Common stocks                     $    1,178 $ 1,246  $     - $    2,424
                                       ========== =======  ======= ==========

      The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $144,473 thousand and $112,776 thousand at December 31, 2002 and 2001, respectively. The Company did not have any non-income producing fixed maturities.

      The cost or amortized cost and estimated fair value of bonds at December 31, 2002, by contractual maturity date, are shown below:

                                                    Cost or
                                                   Amortized   Estimated
                                                     Cost      Fair Value
                                                   ----------  ----------
                                                   (Dollars in thousands)
       Due in one year or less                     $  136,257  $  139,051
       Due after one year through five years          943,172     968,875
       Due after five years through ten years         269,416     290,864
       Due after ten years                            134,262     132,281
                                                   ----------  ----------
           Subtotal                                 1,483,107   1,531,071
       Mortgage-backed and asset-backed securities    335,641     328,158
                                                   ----------  ----------
           Total fixed maturities                  $1,818,748  $1,859,229
                                                   ==========  ==========

      Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

      Sales of securities classified as available-for-sale were as follows:

                                       Years ended December 31,
                                      ---------------------------
                                         2002      2001    2000
                                      ---------- -------- -------
                                        (Dollars in thousands)
              Proceeds                $1,033,134 $328,351 $83,987
              Gross investment gains      36,165   16,128   1,333
              Gross investment losses     12,894    5,448   5,636

      Gross investment losses above exclude writedowns recorded during 2002, 2001 and 2000 for other than temporarily impaired available-for-sale securities of $13,050 thousand, $4,536 thousand and $15,172 thousand, respectively.

      Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

      Assets on Deposit

      The Company had investment assets on deposit with regulatory agencies with a fair market value of $7,756 thousand and $6,876 thousand at December 31, 2002 and 2001, respectively.

      Mortgage Loans on Real Estate

      Mortgage loans on real estate were categorized as follows:

                                               December 31,
                                             ----------------------
                                               2002        2001
                                              --------    --------
                                             (Dollars in thousands)
                  Commercial mortgage loans  $270,971    $325,069
                  Less: Valuation allowances    1,060       2,372
                                              --------    --------
                    Mortgage loans           $269,911    $322,697
                                              ========    ========

      Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. At December 31, 2002, approximately 16%, 12% and 10% of the properties were located in California, Texas and Georgia, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

      Changes in mortgage loan valuation allowances were as follows:

                                                        Years ended
                                                       December 31,
                                                      ----------------------
                                                        2002        2001
                                                        -------     ------
                                                      (Dollars in thousands)
           Balance at January 1                       $ 2,372      $    -
           Additions (release) of allowance              (184)      2,372
           Deductions for writedowns and dispositions  (1,128)          -
                                                        -------     ------
           Balance at December 31                     $ 1,060      $2,372
                                                        =======     ======

      A portion of the Company's mortgage loans on real estate was impaired and consisted of the following:

                                                          December 31,
                                                          ----------------------
                                                           2002        2001
                                                            ------      ------
                                                          (Dollars in thousands)
        Impaired mortgage loans with valuation allowances $5,769      $9,529
        Less: Valuation allowances on impaired mortgages   1,060       2,372
                                                            ------      ------
          Impaired mortgage loans                         $4,709      $7,157
                                                            ======      ======

      The average investment in impaired mortgage loans on real estate was $6,729 thousand, $3,694 thousand and $1,381 thousand for the years ended December 31, 2002, 2001 and 2000, respectively. Interest income on impaired mortgage loans was $527 thousand and $799 thousand for the years ended December 31, 2002, and 2001, respectively. There was no interest income on impaired mortgage loans for 2000.

      Real Estate Joint Ventures

      All of the real estate joint ventures consisted of office buildings for the years ended December 31, 2002 and 2001. The Company's real estate holdings are located primarily in Illinois.

      Net Investment Income

      The components of net investment income were as follows:

                                                    Years ended December 31,
                                                  ----------------------------
                                                    2002      2001      2000
                                                  --------  --------  --------
                                                     (Dollars in thousands)
Fixed maturities                                  $131,747  $135,722  $133,122
Equity securities                                        -         -       136
Mortgage loans on real estate                       25,619    28,777    30,144
Real estate joint ventures                             169       174       290
Policy loans                                         2,178     2,092     2,160
Other limited partnership interests                     68        12         -
Cash, cash equivalents and short-term investments    4,350     6,818     4,735
Other                                                   27       886       314
                                                  --------  --------  --------
  Total                                            164,158   174,481   170,901
Less: Investment expenses                             (434)     (609)   (2,054)
                                                  --------  --------  --------
  Net investment income                           $163,724  $173,872  $168,847
                                                  ========  ========  ========

      Net Investment Gains (Losses)

      Net investment gains (losses), including valuation allowances, were as follows:

                                                     Years ended December 31,
                                                    --------------------------
                                                      2002     2001     2000
                                                    -------  -------  --------
                                                      (Dollars in thousands)
Fixed maturities                                    $10,189  $ 6,107  $(19,476)
Equity securities                                        32       37         -
Mortgage loans on real estate                           782   (2,240)        -
Real estate joint ventures                                9       11    (1,369)
Other                                                   (16)     227       (13)
                                                    -------  -------  --------
  Total                                              10,996    4,142   (20,858)
Amounts allocable to deferred policy acquisition
  costs and value of business acquired               (2,639)  (2,775)   13,981
                                                    -------  -------  --------
    Net investment gains (losses)                   $ 8,357  $ 1,367  $ (6,877)
                                                    =======  =======  ========

      Investment gains and losses have been reduced by deferred policy acquisition cost amortization to the extent that such amortization results from investment gains and losses. This presentation may not be comparable to presentations made by other insurers.

      Net Unrealized Investment Gains

      The components of net unrealized investment gains, included in accumulated other comprehensive income, were as follows:

                                                     Years ended December 31,
                                                   ----------------------------
                                                     2002      2001      2000
                                                   --------  --------  --------
                                                      (Dollars in thousands)
Fixed maturities                                   $ 40,481  $ 30,588  $ 41,117
Equity securities                                         -     1,246         -
Other invested assets                                   152       152         -
                                                   --------  --------  --------
    Total                                            40,633    31,986    41,117
                                                   --------  --------  --------
Amounts allocable to:
  Deferred acquisition costs and value of business
    acquired                                        (29,356)  (24,254)  (30,208)
  Deferred income taxes                              (3,947)   (2,278)   (3,818)
                                                   --------  --------  --------
    Total                                           (33,303)  (26,532)  (34,026)
                                                   --------  --------  --------
      Net unrealized investment gains              $  7,330  $  5,454  $  7,091
                                                   ========  ========  ========

      The changes in net unrealized investment gains (losses) were as follows:

                                                      Years ended December 31,
                                                     --------------------------
                                                       2002     2001     2000
                                                     -------  -------  --------
                                                       (Dollars in thousands)
Balance at January 1                                 $ 5,454  $ 7,091  $      -
Unrealized investment gains (losses) during the year   8,647   (9,131)   41,117
Unrealized investment (losses) gains relating to:
  Deferred acquisition costs and value of business
    acquired                                          (5,102)   5,954   (30,208)
Deferred income taxes                                 (1,669)   1,540    (3,818)
                                                     -------  -------  --------
Balance at December 31                               $ 7,330  $ 5,454  $  7,091
                                                     =======  =======  ========
Net change in unrealized investment gains (losses)   $ 1,876  $(1,637) $  7,091

3.  FAIR VALUE INFORMATION

      The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

      Amounts related to the Company's financial instruments were as follows:

                                              Carrying   Estimated
                                               Value     Fair Value
             December 31, 2002               ----------  ----------
                                             (Dollars in thousands)
             Assets:
               Fixed maturities              $1,859,229  $1,859,229
               Equity securities                  1,178       1,178
               Mortgage loans on real estate    269,911     305,240
               Policy loans                      28,221      28,221
               Short-term investments           129,142     129,142
               Cash and cash equivalents        232,773     232,773
             Liabilities:
               Policyholder account balances  3,080,448   2,896,714

                                              Carrying   Estimated
                                               Value     Fair Value
             December 31, 2001               ----------  ----------
                                             (Dollars in thousands)
             Assets:
               Fixed maturities              $1,771,018  $1,771,018
               Equity Securities                  2,424       2,424
               Mortgage loans on real estate    322,697     338,000
               Policy loans                      27,445      27,445
               Short-term investments             1,357       1,357
               Cash and cash equivalents        179,231     179,231
             Liabilities:
               Policyholder account balances  2,445,659   2,254,728
               Short-term debt                    8,724       8,724

      The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

         Fixed Maturities and Equity Securities

            The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

         Mortgage Loans on Real Estate

            Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk.

         Policy Loans

            The carrying values for policy loans approximate fair value.

         Cash and Cash Equivalents and Short-term Investments

            The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

         Policyholder Account Balances

            The fair value of policyholder account balances are estimated by discounting expected future cash flows, based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued.

         Short-term Debt

            The fair market values of short-term debt are determined by discounting expected future cash flows, using risk rates currently available for debt with similar terms and remaining maturities.

4.  SEPARATE ACCOUNTS

      Separate accounts reflect one category of risk assumption: non-guaranteed separate accounts totaling $2,876,807 thousand and $2,845,218 thousand at December 31, 2002 and 2001, respectively, for which the policyholder assumes the investment risk.

      Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $45,743 thousand, $45,354 thousand and $42,427 thousand for the years ended December 31, 2002, 2001 and 2000, respectively. The portfolios are segregated from other investments and are managed to minimize liquidity and interest rate risk.

5.  DEBT

      The Company did not have any debt outstanding at December 31, 2002. The Company had borrowings related to dollar repurchase agreements in the amount of $8,724 thousand, recorded as short-term debt, with an interest rate of 6.50% and maturity of 30 days at December 31, 2001.

      Interest expense related to the Company's indebtedness was $171 thousand for the year ended December 31, 2001.

6.  COMMITMENTS AND CONTINGENCIES

      There are no pending legal proceedings, which are beyond the ordinary course of business which could have a material financial effect on the Company.

7.  INCOME TAXES

      The provision (benefit) for income taxes was as follows:

                                               Years Ended December 31,
                                               ---------------------
                                                 2002      2001   2000
                                               -------    ------ -----
                                               (Dollars in thousands)
          Current:
            Federal                            $   232    $    1 $  68
            State                                  (29)        -     -
          Deferred:
            Federal                             10,972     7,293  (404)
                                               -------    ------ -----
          Provision (benefit) for income taxes $11,175    $7,294 $(336)
                                               =======    ====== =====

      Income tax expense (benefit) attributable to income from operations differed from the amounts computed by applying the U.S. federal income tax rate of 35% to pre-tax income as a result of the following:

                                                   Years Ended December 31,
                                                  -------------------------
                                                    2002     2001     2000
                                                  -------  -------  -------
                                                    (Dollars in thousands)
   Tax provision (benefit) at U.S. statutory rate $13,238  $ 7,855  $  (793)
   Tax effect of:
     Tax exempt investment income                  (2,010)  (1,223)       -
     Goodwill amortization                              -      653      653
     Return to provision adjustment                     -        -    1,951
     Valuation allowance                                -        -   (2,330)
     State tax net of federal benefit                 (30)       -       68
     Other, net                                       (23)       9      115
                                                  -------  -------  -------
     Provision (benefit) for income taxes         $11,175  $ 7,294  $  (336)
                                                  =======  =======  =======

      Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                       December 31,
                                                    ----------------------
                                                      2002        2001
                                                     --------    --------
                                                    (Dollars in thousands)
          Deferred income tax assets:
          Reserve for future policy benefits        $ 60,834    $ 44,815
          Tax basis of intangible assets purchased     5,193       6,299
          Investments                                    567      14,811
          Loss and credit carryforwards               53,158      45,760
                                                     --------    --------
                                                     119,752     111,685
            Less: valuation allowance                    666         666
                                                     --------    --------
                                                     119,086     111,019
                                                     --------    --------
          Deferred income tax liabilities:
          Deferred policy acquisition costs          124,607     106,311
          Net unrealized investments gains             3,947       2,278
          Other, net                                   1,928         954
                                                     --------    --------
                                                     130,482     109,543
                                                     --------    --------
          Net deferred income tax (liability) asset $(11,396)   $  1,476
                                                     ========    ========

      The Company has net operating loss carryforwards of $123,100 thousand at December 31, 2002 which will expire between 2013 and 2017. The Company also has capital loss carryforwards of $28,800 thousand at December 31, 2002 which will expire in 2005 and 2006. The loss carryforwards are expected to be utilized during the period allowed.

      The Company has recorded a valuation allowance related to certain tax benefits. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain impaired securities will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

      On June 1, 1995, GALIC formed Cova Corporation and purchased MLIIC, then known as Xerox Financial Services Life Insurance Company ("XFSLIC"), from Xerox Financial Services, Inc. ("XFSI"), a wholly owned subsidiary of Xerox Corporation. XFSI and GALIC agreed to file an election to treat the GALIC acquisition of the Company as an asset acquisition under the provisions of Internal Revenue Code Section 338(h)(10). As a result of the election, the tax basis of the Company's assets as of the date of the GALIC acquisition was revalued based upon fair market values. The principal effect of the election was to establish a tax asset on the tax-basis consolidated balance sheet of approximately $37.9 million for the value of the business acquired that is amortizable for tax purposes over ten to fifteen years.

      The Company has been audited by the Internal Revenue Service for the years through and including 1996. The Company is being audited for the years 1997 through 2000. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's consolidated financial statements. The Company is party to a written tax sharing agreement.

8.  REINSURANCE

      Effective January 1, 2001, the Company entered into a reinsurance agreement with Metropolitan Life to automatically cede certain SPDA contracts issued, on a 90% coinsurance basis. The agreement is considered to be financing and does not meet the conditions for reinsurance accounting under GAAP. There was no impact on the Company's financial statements resulting from this transaction.

      Effective April 1, 2001, the Company entered into a reinsurance agreement with Metropolitan Life to automatically cede variable annuity ("VA") contracts issued on a 90% modified coinsurance basis. The agreement is treated as a financing agreement since it does not meet the conditions for reinsurance accounting under GAAP.

      Effective April 1, 2001, the Company entered into a Yearly Renewable Term ("YRT") reinsurance agreement with Exeter Reassurance Company LTD., (a MetLife affiliate) to automatically cede varying percentages of the Guaranteed Minimum Death Benefit Rider, Guaranteed Minimum Income Benefit Rider and Earnings Preservation Benefit Rider associated with certain variable annuity contracts. The Company recognized ceded reserves of $604 thousand and $29 thousand at December 31, 2002, and 2001, respectively. The Company recognized operating income of approximately $224 thousand and $119 thousand from this transaction in 2002 and 2001, respectively.

      Effective December 31, 1999, the Company entered into a modified coinsurance reinsurance agreement with Metropolitan Life. Under the reinsurance agreement, the Company ceded life insurance and annuity business that was issued or renewed from July 25, 1999 through December 31, 1999 to Metropolitan Life. The amount of ceded life insurance and annuity business that was issued or renewed from the Company to Metropolitan Life was approximately $180,312 thousand, $212,622 thousand and $230,000 thousand at December 31, 2002, 2001, and 2000, respectively. Net earnings to Metropolitan Life from that business are experience refunded to the Company. The agreement is treated as a financing arrangement since it does not meet the conditions for reinsurance accounting under GAAP. In substance, the agreement represents a guarantee by Metropolitan Life of new business and renewed SPDA business during this period.

      On June 1, 1995, when Cova Corporation purchased XFSLIC from XFSI, it entered into a financing reinsurance transaction with OakRe Life Insurance Company ("OakRe"), then a subsidiary of XFSLIC, for OakRe to assume the economic benefits and risks of the existing single premium deferred annuity deposits of XFSLIC. Ownership of OakRe was retained by XFSI subsequent to the sale of XFSLIC and other affiliates. The agreement is treated as a financing arrangement since it does not meet the conditions for reinsurance accounting under GAAP. In substance, terms of the agreement have allowed the seller, XFSI, to retain substantially all of the existing financial benefits and risks of the existing business, while the purchaser, GALIC, obtained the corporate operating and product licenses, marketing, and administrative capabilities of the Company and access to the retention of the policyholder deposit base that persists beyond the next crediting rate reset date.

      On July 1, 2000, the Company recaptured all of the existing single premium deferred annuity policies ceded to OakRe. On that same date, the Company terminated the June 1, 1995 reinsurance agreement with OakRe. The Company recognized operating income of approximately $1,100 thousand related to the recapture.

      The Company currently reinsures 55% of the riders containing benefit guarantees related to variable annuities. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

      The amounts in the consolidated statements of income are presented net of reinsurance ceded. The effects of reinsurance were as follows:

                                                     Years ended December 31,
                                                     ------------------------
                                                       2002     2001    2000
                                                     -------  -------  ------
                                                      (Dollars in thousands)
  Direct premiums                                    $23,413  $14,171  $9,336
  Reinsurance ceded                                     (783)  (1,986)   (833)
                                                     -------  -------  ------
  Net premiums                                       $22,630  $12,185  $8,503
                                                     =======  =======  ======
  Reinsurance recoveries netted against policyholder
    benefits                                         $   730  $ 1,031  $   80
                                                     =======  =======  ======

      Reinsurance recoverables, included in premiums and other receivables, were $9,900 thousand at both December 31, 2002 and 2001.

9.  RELATED-PARTY TRANSACTIONS

      The Company entered into a Service Agreement, an Investment Management Agreement and a Principal Underwriters and Selling Agreement with its affiliated companies for 2002 and 2001. Metropolitan Life provides management services, employees, policy administration functions and investment advice necessary to conduct the activities of the Company. MetLife Investors Group, Inc. ("MLIG") and MetLife Investors Distribution Company, provide distribution services to the Company. Expenses charged to the Company for these distribution services are limited to amounts that effectively equal pricing expense levels. This results in residual expenses reflected in the results of MLIG. Expenses and fees paid to affiliated companies in 2002 and 2001 by the Company, recorded in other expenses were $48,388 and $36,732 thousand, respectively.

      Prior to the Company's 2001 agreement, the Company had a contractual agreement for management, operations, and servicing agreements with its affiliated companies. The affiliated companies are COVA Life Management Company ("CLMC"), which provided management services and the employees necessary to conduct the activities of the Company; Conning Asset Management and Metropolitan Life, which provided investment advice and COVA Life Administration Service Company which provided underwriting, policy issuance, claims and other policy administration functions. Expenses and fees paid to affiliated companies in 2000 by the Company were $35,550 thousand.

      At December 31, 2002, amounts due to/from affiliates of approximately $4,485 thousand relate primarily to Metropolitan Life and MLIG. At December 31, 2001, amounts due to/from affiliates of approximately $30,895 thousand relate primarily to CLMC, Metropolitan Life and MLIG.

      Since the Company is a member of a controlled group of affiliated companies it's results may not be indicative of those of a stand alone entity.

      The Company had no capital contribution in 2002. In 2001 and 2000, the Company received a cash capital contribution of $85,000 thousand and $55,000, respectively, from Cova Corporation.

      On September 10, 2002, Metlife Investors Insurance Company's Board of Directors approved an Agreement and Plan of Merger ("Agreement") providing for the merger of MLIICCA with and into Metlife Investors Insurance Company, with Metlife Investors Insurance Company being the surviving corporation of the merger. Metlife Investors Insurance Company is pursuing the certificate of authority and authorizations from the California Department of Insurance to offer variable annuities and variable life insurance products in the state of California. Upon receipt of these approvals, the Agreement will be presented to Cova Corporation, as sole shareholder of MLIIC, for approval.

10. OTHER EXPENSES

      Other expenses were comprised of the following:

                                                         Years ended December 31,
                                                      -----------------------------
                                                         2002      2001      2000
                                                      ---------  --------  --------
                                                          (Dollars in thousands)
Compensation                                          $     254  $  4,920  $ 15,591
Commissions                                              82,078    61,685    48,917
Interest and debt issue costs                               249       171         -
Amortization of policy acquisition costs (excludes
  amortization of $2,639, $2,775 and $(13,981),
  respectively, related to investment gains (losses))    24,679    18,748    55,997
Capitalization of policy acquisition costs             (103,213)  (68,505)  (67,197)
Rent, net of sublease income                                474     4,537     5,641
Other                                                    54,225    48,972    26,954
                                                      ---------  --------  --------
  Total other expenses                                $  58,746  $ 70,528  $ 85,903
                                                      =========  ========  ========

11. STOCKHOLDER'S EQUITY

      Dividend Restrictions

      Under the Missouri Insurance Law, the maximum amount of dividends the Company is permitted, without prior insurance regulatory clearance, to pay is the greater of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year, and (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). However, dividends may only be paid from positive balances in unassigned funds. As such, no dividends are permissible in 2003 without prior approval of the insurance commissioner.

      Statutory Equity and Income

      Applicable insurance department regulations require that insurance companies prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, valuing securities on a different basis and limiting the amount, if any, of deferred income taxes that may be recognized. Statutory net losses of the Company, as filed with the Department, was $9,653 thousand, $620 thousand and $51,458 thousand for the years ended December 31, 2002, 2001 and 2000, respectively; statutory capital and surplus, as filed, was $151,006 thousand and $158,648 thousand at December 31, 2002 and 2001, respectively.

      The National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles (the "Codification"), which is intended to standardize regulatory accounting and reporting to state insurance departments and became effective January 1, 2001.
      However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Department required adoption of the Codification for the preparation of statutory financial statements effective January 1, 2001. The adoption of the Codification in accordance with NAIC guidance increased the Company's statutory capital and surplus by approximately $5,089 thousand as of January 1, 2001 which primarily relates to accounting principles regarding income taxes.
      Further modifications by state insurance departments may impact the effect of the Codification on the Company's statutory surplus and capital.

12. OTHER COMPREHENSIVE INCOME (LOSS)

      The following table sets forth the reclassification adjustments required for the years ended December 31, 2002, 2001 and 2000 to avoid double-counting in other comprehensive income (loss) items that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                     Years Ended December 31,
                                                   ----------------------------
                                                     2002      2001      2000
                                                   --------  --------  --------
                                                      (Dollars in thousands)
Holding gains on investments arising during the
  year                                             $ 26,886  $ 11,634  $ 61,666
Income tax effect of holding gains or losses        (12,660)   (5,640)  (21,582)
Reclassification adjustments:
   Recognized holding gains included in current
     year income                                    (11,802)   (6,693)   (1,825)
   Amortization of premiums and accretion of and
     discounts associated with investments           (6,437)  (14,072)  (18,724)
   Recognized holding gains (losses) allocated to
     other policyholder amounts                       2,639     2,775   (13,981)
   Income tax effect                                  7,346     8,722    12,085
Allocation of holding (gains) losses on
  investments relating to other policyholder
  amounts                                            (7,741)    3,178   (16,227)
Income tax effect of allocation of holding gains
  or losses to other policyholder amounts             3,645    (1,541)    5,679
                                                   --------  --------  --------
Other comprehensive income (loss)                  $  1,876  $ (1,637) $  7,091
                                                   ========  ========  ========

                            PART C: OTHER INFORMATION

Item 27.  Exhibits

          (a)       Resolutions of the Board of Directors of COVA Financial
                    Services Life Insurance Company dated October 23, 1991 1
          (b)       None
          (c) (i)   Form of Principal Underwriters Agreement between MetLife
                    Investors Insurance Company and MetLife Investors
                    Distribution Company 4
              (ii)  Form of Selling Agreement between MetLife Investors
                    Insurance Company, MetLife Investors Distribution Company,
                    Broker Dealer and General Agent 6
              (iii) Form of Amendment to Selling Agreement between MetLife
                    Investors Insurance Company, MetLife Investors Distribution
                    Company, Broker-Dealer and General Agent 6
              (iv)  Schedule of Commissions 6
          (d) (i)   Flexible Premium Joint and Last Survivor Policy 2
              (ii)  Flexible Premium Variable Life Policy 3
              (iii) Riders to the Policy (Joint and Survivor Policy) 2
                    (Waiver of Specified Premium Rider, Anniversary Partial
                       Withdrawal Rider, Estate Preservation Term Rider, Joint Supplemental Coverage Rider, Lifetime Coverage Rider, Secondary Guarantee Rider, Divorce Split Policy Option Rider)
              (iv)  Additional Riders to the Policy 3
                    (Accelerated Benefit Rider, Anniversary Partial Withdrawal
                       Rider, Guaranteed Survivor Plus Purchase Option Rider, Lifetime Coverage Rider, Secondary Guarantee Rider, Supplemental Coverage Rider, Waiver of Monthly Deduction Rider, Waiver of Specified Premium Rider)
              (v)   Endorsement (Name Change) 4
          (e) (i)   Application Forms - Joint and Last Survivor Policy 2
              (ii)  Application Forms - Flexible Premium Variable Life Insurance
                    Policy 3
          (f) (i)   Articles of Incorporation of the Company 1
              (ii)  By-Laws of the Company 1

          (g)       Reinsurance Agreements

          (h) (i) Form of Participation Agreement between Met Investors Series Trust, Met Investors Advisory Corp., MetLife Investors Distribution Company and MetLife Investors Insurance Company 6
              (ii) Form of Participation Agreement between Metropolitan Series Fund, Inc., Metropolitan Life Insurance Company and MetLife Investors Insurance Company 6
              (iii) Form of Participation Agreement between New England Zenith
                    Fund, New England Investment Management, LLC, New England Securities Corporation and MetLife Investors Insurance Company 6
          (i)       None
          (j)       None

          (k)       Opinion and Consent of Counsel

          (l)       None
          (m)       None

          (n) (i)   Consent of Sutherland Asbill & Brennan LLP
              (ii)  Consent of Independent Auditors
          (o)       None
          (p)       None
          (q)       None
          (r)       Powers of Attorney 7


1 Incorporated by reference to the Registration Statement on Form S-6 (File No. 333-17963) as filed on December 16, 1996.
2 Incorporated by reference to the Registration Statement on Form S-6 (File No. 333-83165) as filed on July 19, 1999.
3 Incorporated by reference to the Registration Statement on Form S-6 (File No. 333-83197) as filed on July 19, 1999.
4 Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form S-6 (File No. 333-83165) as filed on April 26, 2001.
5 Incorporated by reference to the Registration Statement on Form S-6 (File No. 333-69522) as filed on September 17, 2001.
6 Incorporated by reference to Pre-Effective Amendment No.1 to the Registration Statement on Form S-6 (File No. 333-69522) as filed on December 20, 2001.

7 Incorporated by reference to Post-Effective Amendment No.2 to the Registration Statement on Form N-6 (File No. 333-69522) as filed on February 5, 2003.


Item 28. Directors and Officers of the Depositor

The following are the Officers and Directors who are engaged directly or indirectly in activities relating to the Registrant or the variable life contracts offered by the Registrant and the executive officers of the Company:

Name and Principal Business Address         Positions and Offices with Depositor
-----------------------------------         ------------------------------------
Michael K. Farrell *                        Chairman of the Board, President
                                            and Chief Executive Officer
James P. Bossert *                          Director, Executive Vice President
                                            and Chief Financial Officer
Susan A. Buffum *****                       Director
Michael R. Fanning **                       Director
Hugh C. McHaffie **                         Director
Richard C. Pearson *                        Director, Executive Vice President,
                                            General Counsel and Secretary
Peter M. Schwarz ****                       Director
Kenneth Jaffe *                             Executive Vice President, Chief
                                            Information Officer
Brian A. Kroll *                            Executive Vice President, Chief
                                            Actuary, Product Management
Anthony J. Williamson ***                   Treasurer

* MetLife Investors, 22 Corporate Plaza Drive, Newport Beach, CA 92660
** MetLife, 501 Boylston Street, Boston, MA 02116
*** MetLife, One MetLife Plaza, 27-01 Queens Plaza North, Long Island City, NY 11101
**** MetLife, One Madison Avenue, New York, NY 10010
***** MetLife, 10 Park Avenue, Morristown, NJ 07960

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The following list provides information regarding the entities under common control with the Depositor. The Depositor is a wholly-owned, indirect subsidiary of Metropolitan Life Insurance Company, which is organized under the laws of New York. The Depositor is organized under the laws of Missouri. No person is controlled by the Registrant.

          ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                             AS OF DECEMBER 31, 2002

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2002. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. Organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association  (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Capital Trust I (DE)

E.    Aseguradora Hidalgo, S.A. (Mexico)

F.    Metropolitan Insurance and Annuity Company (DE)

G. MetLife Pensiones S.A. (Mexico)- Ownership of MetLife Pensiones S.A. and Seguros Genesis, S.A. (Mexico) is as follows: MetLife, Inc. owns 97.4738%, and Metropolitan Asset Management Corporation owns 2.5262%.

H. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by Met-Life, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Reaseguros de Vida S.A. (Chile)- 99.999735% is owned by MetLife Chile Inversiones Limitada and 0.000265% is owned by MetLife International Holdings, Inc.

      2. MetLife Chile Seguros de Vida S.A. (Chile)- 95.7302007% is owned by MetLife Chile Inversiones Limitada, 4.2696274% by MetLife Chile Reaseguros de Vida S.A. and 0.0001719% by MetLife International Holdings, Inc.

I. Seguros Genesis S.A. (Mexico)- Ownership of MetLife Pensiones S.A. and Seguros Genesis, S.A. (Mexico) is as follows: MetLife, Inc. owns 97.4738%, and Metropolitan Asset Management Corporation owns 2.5262%.

J.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

      1.    Jefferson Pilot Omega Seguros de Vida S.A. (Uruguay)

K.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

            a)    Texas Life Agency Services, Inc. (TX)

            b)    Texas Life Agency Services of Kansas, Inc. (KS)

      2.    Cova Life Management Company (DE)

      3.    MetLife Investors Insurance Company (MO)

            a)    MetLife Investors Insurance Company of California (CA)

            b)    First MetLife Investors Insurance Company (NY)

L.    Walnut Street Securities, Inc. (MO)

      1.    WSS Insurance Agency of Massachusetts, Inc. (MA)

      2.    Walnut Street Advisers, Inc. (MO)

      3.    WSS Insurance Agency of Nevada, Inc. (NV)

M.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors USA Insurance Company (DE)

      2.    MetLife Investors Group of Ohio (OH)

      3.    Security First Insurance Agency (MA)

      4.    MetLife Investors Distribution Company (DE)

      5.    MetLife Investors Insurance Agency, Inc. (Nevada)

      6.    Met Investors Advisory, LLC (DE)

      7.    MetLife Investors Financial Agency, Inc. (TX)

N.    MetLife International Holdings, Inc. (DE)

      1. MetLife Iberia, S.A.(Spain)- Shares of MetLife Iberia, S.A. are held by MetLife International Holdings at 80%.

            a)    Seguros Genesis S.A. (Spain)

            b) Genesis Seguros Gnerales, Sociedad Anonima de Seguros y Reaseguros (Spain)

      2.    Natiloportem Holdings, Inc.(DE)

            a) Metropolitan Life Insurance Services Limited (United Kingdom)- 50% of the shares of Metropolitan Life Insurance Services Limited are held by Metropolitan Life Insurance Company.

            b)    Metropolitan Company Limited (Isle of Man)

            c)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

            d) European Marketing Services S.r.l. (Italy)- 95% of the shares of European Marketing Services S.r.l are held by Natiloportem Holdings, Inc. and 5% are held by MetLife International Holdings, Inc.

      3. MetLife India Insurance Company Private Limited (India)-26% of the shares of MetLife India Insurance Company Private Limited are held by MetLife International Holdings, Inc. and 74% by third parties.

      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)

      5.    Metropolitan Life Seguros de Retiro S.A. (Argentina)

      6.    Metropolitan Life Seguros de Vida S.A. (Argentina)

            a) Met AFJP S.A. (Argentina)- 95% of the shares of Met AFJP S.A. are held by Metropolitan Life Seguros de Vida S.A. (Argentina) and 5% of the shares are held by Metropolitan Seguros de Retiro S.A.

      7. MetLife Services Company Czechia, s.r.o. (Czech Republic)- 10% of the shares of MetLife Services Company Czechia are held by Natiloportem Holdings, Inc. and 90% of the shares are held by MetLife International Holdings, Inc.

      8. Metropolitan Life Ubezpieczen na Zycie S.A. (Poland)- 48% of the shares of Metropolitan Life Ubezpieczen na Zycie S.A. are held directly by MetLife, Inc.

      9.    MetLife Insurance Company of Korea Limited (South Korea)

      10.   Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)

            a) Seguradora Seasul S.A. (Brazil) - 99.89% of the shares of Seguradora Seasul S.A. are held by Metropolitan Life Seguros e Previdencia Privada S.A.

O.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Avenue BTP-D Holdings, LLC (DE)

      2.    334 Madison Avenue BTP-E Holdings, LLC (DE)

      3.    334 Madison Avenue Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 99% of the voting control of Park Twenty Three Investments Four Company is held by 334 Madison Euro Investments, Inc. and 1% is held by St. James Fleet Investments Two Limited.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 99% of the voting control of Convent Station Euro Investments Four Company is held by Park Twenty Three Investments Company and 1% by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

      4. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      5. One Madison Investments (Cayco) Limited (Cayman Islands)- 89.9% of the voting control of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company and 10.1% is held by Convent Station Euro Investments Four Company.

      6. CRB Co, Inc.(MA)- AEW Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      7.    GA Holding Corp. (MA)

      8.    CRH Co., Inc. (MA)

      9.    L/C Development Corporation (CA)

      10.   New England Portfolio Advisors, Inc. (MA)

      11.   Benefit Services Corporation (GA)

      12.   One Madison Merchandising L.L.C. (CT)

      13.   Transmountain Land & Livestock Company (MT)

      14.   MetPark Funding, Inc. (DE)

      15.   HPZ Assets LLC (DE)

      16.   MetDent, Inc. (DE)

      17.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      18.   Metropolitan Tower Realty Company, Inc. (DE)

      19.   Metropolitan Tower Life Insurance Company (DE)

      20.   Security Equity Life Insurance Company (NY)

      21.   MetLife Security Insurance Company of Louisiana (LA)

      22. P.T. MetLife Sejahtera (Indonesia)-94.3% of P.T. MetLife Sejahtera is held by Metropolitan Life Insurance Company.

      23.   Met Life Holdings Luxembourg S.A. (Luxembourg)

      24.   Metropolitan Life Holdings Netherlands BV (Netherlands)

      25.   MetLife (India) Private Ltd. (India)

      26.   Metropolitan Marine Way Investments Limited (Canada)

      27. MetLife Central European Services Spolka z Organiczona Odpowiedzialmoscia (Poland)

      28.   MetLife Investments Ireland Limited (Ireland)

      29.   MetLife Private Equity Holdings, LLC (DE)

      30.   MetLife Securities, Inc. (DE)

      31.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR. 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

                  (1)   Coating Technologies International, Inc. (DE)

      32.   Metropolitan Realty Management, Inc. (DE)

            a)    Edison Supply and Distribution (DE)

            b)    Cross & Brown Company (NY)

                  (1)   CBNJ, Inc.(NJ)

      33.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      34.   MetLife Holdings, Inc.

            a)    MetLife Credit Corp.

            b)    MetLife Funding, Inc.

      35.   Metropolitan Property & Casualty Insurance Company

            a)    Metropolitan General Insurance Company (RI)

            b)    Metropolitan Casualty Insurance Company (RI)

            c)    Metropolitan Direct Property and Casualty Insurance Company
                  (RI)

            d)    Met P&C Managing General Agency, Inc.(TX)

            e)    MetLife Auto & Home Insurance Agency, Inc. (RI)

            f)    Metropolitan Group Property and Casualty Insurance Company
                  (RI)

                  (1) Metropolitan Reinsurance Company (U.K.) Limited (United Kingdom)

            g)    Metropolitan Lloyds, Inc. (TX)

                  (1) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

            h)    Economy Fire & Casualty Company (IL)

                  (1)   Economy Preferred Insurance Company (IL)

                  (2)   Economy Premier Assurance Company (IL)

      36.   SSRM Holdings, Inc. (DE)

            a)    State Street Research & Management Company (DE)

                  (1)   State Street Research Investment Services, Inc. (MA)

            b)    SSR Realty Advisors, Inc. (DE)

                  (1)   Metric Management, Inc.(DE)

                  (2)   Metric Assignor, Inc. (CA)

                  (3)   SSR AV, Inc. (DE)

                  (4)   Metric Capital Corporation (CA)

                  (5)   SSR Development Partners LLC (DE)

                  (6) Metric Property Management, Inc. (DE)- 50% of Metric Property Management is held by Metric Realty and SSR Realty Advisors, Inc.

                  (7) Metric Realty (IL)- 50% of Metric Realty is held by SSR Realty Advisors, Inc.

      37.   Metropolitan Asset Management Corporation (DE)

            a) MetLife Capital Credit L.P. (DE) - 73.78% Limited Partnership interest of MetLife Capital Credit L.P. is held directly by Metropolitan Life Insurance Company and 10% General Partnership interest of MetLife Capital Credit L.P. is held by Metropolitan Asset Management Corporation.

                  (1)   MetLife Capital CFLI Holdings, LLC (DE)

                        (a)   MetLife Capital CFLI Leasing, LLC (DE)

            b) MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company and 9.58% Limited Partnership and 16.64% General Partnership interests are held by Metropolitan Asset Management Corporation.

            c) MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

            d) MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            e) MetLife Investments, S.A.(Argentina)- 23rd Street Investments, Inc. holds one share of MetLife Investments and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            f) MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

      38.   MetLife General Insurance Agency, Inc. (DE)




            a)    MetLife General Insurance Agency of Alabama, Inc. (DE)

            b)    MetLife General Insurance Agency of Kentucky, Inc. (DE)

            c)    MetLife General Insurance Agency of Mississippi, Inc. (DE)

            d)    MetLife General Insurance Agency of North Carolina, Inc. (DE)

            e)    MetLife General Insurance Agency of Texas, Inc.(DE)

            f)    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

      39.   MetLife New England Holdings, Inc. (DE)

            a)    New England Life Insurance Company (MA)

                  (1)   New England Life Holdings, Inc. (DE)

                         (a)   New England Securities Corporation (MA)

                        (b)   Hereford Insurance Agency, Inc. (MA)

                        (c)   Hereford Insurance Agency of Hawaii, Inc. (HI)

                        (d)   Fairfield Insurance Agency of Texas, Inc. (TX)

                        (e)   MetLife Advisers, LLC (MA)

                        (f)   N.L. Holding Corp. (DEL) (NY)

                              (i) Nathan & Lewis Securities, Inc. (NY)

                              (ii) Nathan & Lewis Associates-Arizona, Inc. (AZ)

                              (iii) Nathan & Lewis of Nevada, Inc. (NV)

                              (iv) Nathan & Lewis Associates, Inc. (NY)

                                    (A)   Nathan and Lewis Insurance Agency of
                                          Massachusetts, Inc. (MA)

                                    (B)   Nathan and Lewis Associates of Texas,
                                          Inc. (TX)

                  (2)   Newbury Insurance Company, Limited (Bermuda)

                  (3)   New England Pension and Annuity Company (DE)

                  (4)   Omega Reinsurance Corporation (AZ)

      40.   GenAmerica Financial Corporation (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Distributors, Inc. (MO)

            c)    General American Life Insurance Company (MO)

                  (1)   Paragon Life Insurance Company (MO)

                  (2)   John S. McSwaney & Associates, Inc. (ND)

                  (3) GenAmerica Management Corporation (MO)- 90% of the voting shares of GenAmerica Management Corporation are owned by General American Life Insurance Company.

                  (4)   Krisman, Inc. (MO)

                  (5)   White Oak Royalty Company (OK)

                  (6)   Equity Intermediary Company (MO)

                        (a) Reinsurance Group of America, Incorporated (MO)- 48.9% of Reinsurance Group of America, Incorporated is held by Equity Intermediary Company and 9.6% of the voting shares of Reinsurance Group of America, Incorporated is held directly by Metropolitan Life Insurance Company.

                              (i)   Reinsurance Company of Missouri,
                                    Incorporated (MO)


                                    (A)   RGA Reinsurance Company (MO)

                                          (aa)  Fairfield Management Group,
                                                Inc.(MO)

                                                (a.1) Reinsurance Partners, Inc.
                                                      (MO)

                                                (a.2) Great Rivers Reinsurance
                                                      Management, Inc. (MO)

                                                (a.3) RGA (U.K.) Underwriting
                                                      Agency Limited (United
                                                      Kingdom)

                              (ii) Triad Re, Ltd. (Barbados)-67% of Triad Re, Ltd. is held by Reinsurance Group of America, Incorporated and 100% of the preferred stock of Triad Re, Ltd. is also held by Reinsurance Group of America Incorporated.

                              (iii) RGA Sigma Reinsurance SPC (Cayman Islands)

                              (iv)  RGA Americas Reinsurance Company, Ltd.
                                    (Barbados)

                              (v) RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                                    (A)   RGA Financial Group, L.L.C. (DE)- 80%
                                          of RGA Financial Group, L.L.C. is held
                                          by RGA Reinsurance Company (Barbados)
                                          Ltd. and 20% of RGA Financial Group,
                                          LLC is held by RGA Reinsurance Company

                              (vi)  RGA Life Reinsurance Company of Canada
                                    (Canada)

                              (vii) RGA International Corporation (Nova Scotia)

                                    (A)   RGA Financial Products Limited
                                          (Canada)

                              (viii) RGA Holdings Limited (U.K) (United Kingdom)

                              (ix)  RGA UK Services Limited (United Kingdom)

                              (x)   RGA Capital Limited U.K. (United Kingdom)

                              (xi)  RGA Reinsurance (UK) Limited (United
                                    Kingdom)

                              (xii) RGA South African Holdings (Pty) Ltd. (South
                                    Africa)

                                    (A)   RGA Reinsurance Company of South
                                          Africa Limited (South Africa)

                              (xiii)RGA Australian Holdings PTY Limited
                                    (Australia)

                                    (A)   RGA Reinsurance Company of Australia
                                          Limited (Australia)

                                    (B)   RGA Asia Pacific PTY, Limited
                                          (Australia)

                              (xiv) General American Argentina Seguros de Vida,
                                    S.A. (Argentina)

                              (xv)  RGA Argentina S.A. (Argentina)

                              (xvi) Regal Atlantic Company (Bermuda)
                                    Ltd.(Bermuda)

                              (xvii)Malaysia Life Reinsurance Group Berhad
                                    (Malaysia)- 30% interest of Malaysia Life
                                    Reinsurance Group Berhad is held by
                                    Reinsurance Group of America, Incorporated.

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Structures is a general partnership in which Metropolitan Life Insurance Company owns a 50% interest.

2) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

3) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), an indirect wholly owned subsidiary of Metropolitan.

4) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly-owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies. The various MILPs own, directly or indirectly, 100% of the voting stock of the following: Coating Technologies International, Inc.

5) New England Life Insurance Company ("NELICO"), owns 100% of the voting stock of Omega Reinsurance Corporation. NELICO does not have a financial interest in this subsidiary.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

Item 30. Indemnification

The Depositor's parent, MetLife, Inc. has secured a Financial Institution Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife maintains a directors' and officers' liability policy with a maximum coverage of $300 million under which the Depositor and MetLife Investors Distribution Company, the Registrant's underwriter (the "Underwriter"), as well as certain other subsidiaries of MetLife are covered.

The Bylaws of the Company (Article IV, Section 1) provide that:

Each person who is or was a director, officer or employee of the corporation or is or was serving at the request of the corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executors, administrators or estate of such person) shall be indemnified by the corporation as of right to the full extent permitted or authorized by the laws of the State of Missouri, as now in effect and as hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expenses (including attorney's fees) asserted or threatened against and incurred by such person in his capacity as or arising out of his status as a director, officer or employee of the corporation or if serving at the request of the corporation, as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise. The indemnification provided by this bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under any other bylaw or under any agreement, vote of shareholders or disinterested directors or otherwise, and shall not limit in any way any right which the corporation may have to make different or further indemnification with respect to the same or different persons or classes of persons.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted directors and officers or controlling persons of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

     (a) MetLife Investors Distribution Company is the principal underwriter for the following investment companies (other than Registrant):

     Met Investors Series Trust
     MetLife Investors USA Separate Account A
     MetLife Investors Variable Annuity Account One
     MetLife Investors Variable Annuity Account Five
     MetLife Investors Variable Life Account Five
     First MetLife Investors Variable Annuity Account One

     (b) MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 22 Corporate Plaza Drive, Newport Beach, CA 92660.

Name and Principal Business Address         Positions and Offices with Depositor
-----------------------------------         ------------------------------------
James P. Bossert *                          Director
Charles M. Deuth *                          Director, Executive Vice President,
                                            Channel Marketing
Michael K. Farrell *                        Director
Elizabeth M. Forget **                      Director, Executive Vice President,
                                            Money Management
Paul Hipworth *                             Executive Vice President, Chief
                                            Financial Officer
Kenneth Jaffe *                             Director, Executive Vice President,
                                            Chief Information Officer
Brian A. Kroll *                            Director
Paul A. LaPiana *                           Executive Vice President, Life
                                            Markets
Richard C. Pearson *                        Director and President
Leslie Sutherland *                         Executive Vice President,
                                            Broker/Dealer and Bank
Edward C. Wilson *                          Director, Executive Vice President,
                                            Wirehouse
Anthony J. Williamson **                    Treasurer

* MetLife Investors, 22 Corporate Plaza Drive, Newport Beach, CA 92660 ** MetLife, One Madison Avenue, New York, NY 10010

     (c)  Compensation From the Registrant.


       (1)                      (2)                     (3)                    (4)                  (5)
Name of Principal        Net Underwriting        Compensation on
   Underwriter            Discounts and          Events Occasion-            Brokerage             Other
                           Commissions           ing the Deduction          Commissions         Compensation
                                                   of a Deferred
                                                   Sales Load
MetLife Investors
Distribution                 $538,206                   --                      --                   --
Company


Commissions are paid by the Company directly to agents who are registered representatives of the principal underwriter, or to broker-dealers that have entered into selling agreements with the principal underwriter with respect to sales of the Contracts.

Item 32. Location of Accounts and Records

     The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

     (a)  Registrant

     (b)  Metropolitan Life Insurance Company
          One Madison Avenue
          New York, New York 10010

     (c)  MetLife Investors Distribution Company
          22 Corporate Plaza Drive
          Newport Beach, CA 92660.

Item 33. Management Services

Not Applicable.

Item 34. Fee Representation

Pursuant to Investment Company Act Section 26(f), MetLife Investor Insurance Company ("Company") hereby represents that the fees and charges deducted under the Policy described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, MetLife Investors Variable Life Account One, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newport Beach and State of California, on this 29th day of April, 2003.


                                MetLife Investors Variable Life Account One
                                              (Registrant)

                                By:  MetLife Investors Insurance Company

                                  By:    /s/ Richard C. Pearson
                                       -----------------------------------------
                                       Richard C. Pearson
                                       Executive Vice President, General Counsel
                                       and Secretary

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, MetLife Investors Insurance Company certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newport Beach and State of California, on this 29th day of April, 2003.


                                MetLife Investors Insurance Company
                                (Depositor)

                                  By:    /s/ Richard C. Pearson
                                       -----------------------------------------
                                       Richard C. Pearson
                                       Executive Vice President, General Counsel
                                       and Secretary


     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed by the following persons, in the capacities indicated, on April 29, 2003.


/s/ Michael K. Farrell*                         Chairman of the Board, President
------------------------------                  and Chief Executive Officer
Michael K. Farrell

/s/ James P. Bossert *                          Director, Executive Vice
------------------------------                  President and Chief Financial
James P. Bossert                                Officer
                                                (Principal Accounting Officer)

/s/ Susan A. Buffum *                           Director
------------------------------
Susan A. Buffum

/s/ Michael R. Fanning *                        Director
------------------------------
Michael R. Fanning

/s/ Hugh C. McHaffie *                          Director
------------------------------
Hugh C. McHaffie

/s/ Richard C. Pearson *                        Director, Executive Vice
------------------------------                  President, General Counsel and
Richard C. Pearson                              Secretary

/s/ Peter M. Schwarz *                          Director
------------------------------
Peter M. Schwarz

                                         By: /s/ John E. Connolly, Jr.
                                            ------------------------------------
                                                John E. Connolly, Jr.
                                                  Attorney-in-fact


* Executed by John E. Connolly, Jr., Esquire on behalf of those indicated pursuant to powers of attorney filed with Post-Effective Amendment No. 2 to the Variable Account's Form N-6 Registration Statement, File No. 333-69522, filed on February 5, 2003.

                                  Exhibit Index


(g)     Reinsurance Agreements

(k)     Opinion and Consent of Richard C. Pearson, Esq.

(n)(i)  Consent of Sutherland Asbill & Brennan LLP

(n)(ii) Consent of Independent Auditors